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As filed with the Securities and Exchange Commission on April 28, 2006 Registration Nos. 2-80348 and 811-3599

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/
Pre-Effective Amendment No. ______	/ /
Post-Effective Amendment No. 75	/X/
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and/or
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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/
Amendment No. 77	/X/
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(Check appropriate box or boxes)

                    THE ROYCE FUND
(Exact name of Registrant as specified in charter)

1414 Avenue of the Americas, New York, New York 10019
(Address of principal executive offices)    (Zip Code)

(212) 355-7311
(Registrant’s Telephone Number, including Area Code)

Charles M. Royce, President
The Royce Fund
1414 Avenue of the Americas, New York, New York 10019
(Name and Address of Agent for Service)

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It is proposed that this filing will become effective (check appropriate box)
/   /    immediately upon filing pursuant to paragraph (b)
/X/   on May 1, 2006 pursuant to paragraph (b)
/   /   60 days after filing pursuant to paragraph (a)(1)
/   /   on Date pursuant to paragraph (a)(1)
/   /   75 days after filing pursuant to paragraph (a)(2)
/   /   on (date) pursuant to paragraph (a)(2) of Rule 485
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If appropriate, check the following box:
/   /   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages: ___
Index to Exhibits is located on page:

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P R O S P E C T U S

Pennsylvania Mutual Fund	May 1, 2006

Royce Micro-Cap Fund
Investment and Service Class Shares

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund

Royce Financial Services Fund

Royce Dividend Value Fund	TheRoyce Fund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

www.roycefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

The Investment and Service Classes are offered by The Royce Funds without sales charges. Shares of other Fund classes are generally offered only to or through institutions or broker-dealers.

The information on pages 2-35 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 36-37 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 38-39.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses primarily on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS 2006  |  1

PENNSYLVANIA MUTUAL FUND

Investment Goal and Principal Strategies

Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. In the upper end of the small-cap market (companies with stock market capitalizations from $500 million to $2.5 billion), the Fund generally invests in a more limited number of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. Using this same methodology in the micro-cap sector (market capitalizations less than $500 million), the Fund invests in a larger number of securities selected by Royce from a universe of more than 5,500 micro-cap companies. Charles M. Royce manages the Fund, assisted by Jay Kaplan, James Harvey and Lauren Romeo.

Normally, the Fund will invest at least 65% of its net assets in the equity securities of such small- and micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	270

Average Market Capitalization	$1,081 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes Investment Class Service Class	12.50% 12.39	15.32% 15.30	14.15% 14.14

	Return After Taxes on
	Distributions	11.54	14.20	11.68

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	9.35	13.06	11.19

During the period shown in the bar chart, the highest return for a calendar quarter was 19.90% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -17.39% (quarter ended 9/30/02).	Russell 2000*	4.55	8.22	9.26
	*Reflects no deductions for fees, expenses or taxes.

2  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: PENNX | Service Class Symbol: RYPFX

The information on page 2 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on November 8, 2005. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to November 8, 2005 for that Class would have been lower.

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements for Service Class) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service
Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load)
imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$92	$287	$498	$1,108
On purchases held for less than six months	1.00%	1.00%
			Service	$116	$437	$780	$1,750
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.76%	0.76%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.14%	25.05%

Total Annual Fund Operating Expenses	0.90%	26.06%

Expense Reimbursements	None	(24.92)%

Net Annual Fund Operating Expenses	0.90%	1.14%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratio at or below 1.14% through December 31, 2006 and 1.49% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 3

ROYCE MICRO-CAP FUND

Investment Goal and Principal Strategies

Royce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 5,500 micro-cap companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. W. Whitney George and Jenifer L. Taylor comanage the Fund.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	200

Average Market Capitalization	$403 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes Investment Class Service Class	11.50% 11.39	16.00% 15.94	14.52% 14.49

	Return After Taxes on
	Distributions	9.61	14.98	13.01

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	9.16	13.85	12.27

During the period shown in the bar chart, the highest return for a calendar quarter was 27.78% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.48% (quarter ended 9/30/02).	Russell 2000*	4.55	8.22	9.26
	*Reflects no deductions for fees, expenses or taxes.

4  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: RYOTX | Service Class Symbol: RMCFX

The information on page 4 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on August 30, 2002. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to August 30, 2002 for that Class would have been lower.

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements for Service Class) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service
Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$152	$471	$813	$1,779
On purchases held for less than six months	1.00%	1.00%
			Service	$169	$593	$1,042	$2,290
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.30%	1.30%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.19%	1.20%

Total Annual Fund Operating Expenses	1.49%	2.75%

Expense Reimbursements	None	(1.09)%

Net Annual Fund Operating Expenses	1.49%	1.66%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratios at or below the level listed above through December 31, 2006 and at 1.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 5

ROYCE PREMIER FUND

Investment Goals and Principal Strategies

Royce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier”—those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Charles M. Royce and W. Whitney George co-manage the Fund, assisted by Lauren Romeo.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	60

Average Market Capitalization	$1,980 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes Investment Class Service Class	17.07% 16.86	15.06% 14.95	14.67% 14.62

	Return After Taxes on
	Distributions	16.23	14.41	13.32

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	12.20	13.05	12.42

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	Russell 2000*	4.55	8.22	9.26
	* Reflects no deductions for fees, expenses or taxes.

6  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: RYPRX | Service Class Symbol: RPFFX

The information on page 6 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on September 3, 2002. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to September 3, 2002 for that Class would have been lower.

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements for Service Class in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service
Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$115	$359	$622	$1,375
On purchases held for less than six months	1.00%	1.00%
			Service	$131	$426	$742	$1,639
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%	0.98%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.15%	0.14%

Total Annual Fund Operating Expenses	1.13%	1.37%

Expense Reimbursements	None	(1.08)%

Net Annual Fund Operating Expenses	1.13%	1.29%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratios at or below the levels listed above through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 32, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 7

ROYCE LOW-PRICED STOCK FUND

Investment Goal and Principal Strategies

Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio will be less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth. W. Whitney George manages the Fund, assisted by James A. Skinner III.

Normally, the Fund will invest at least 80% of its net assets in low-priced equity securities. At least 65% of these securities will be issued by smalland micro-cap companies with market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	197

Average Market Capitalization	$955 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	9.66%	13.45%	16.33%

	Return After Taxes on
	Distributions	8.33	13.01	14.62

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.86	11.76	13.63

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -21.50% (quarter ended 9/30/98).	* Reflects no deductions for fees, expenses or taxes.

8  |  THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYLPX

      The information on page 8 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.
      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$152	$482	$835	$1,830
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.12%

Distribution (12b-1) fees	0.25%

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.54%

Fee Waivers	(0.05)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 9

ROYCE TOTAL RETURN FUND

Investment Goals and Principal Strategies

The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 7,300 small- and micro-cap companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund, assisted by Jay Kaplan and George Necakov.

	PORTFOLIO DIAGNOSTICS (12/31/05)
Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.	Number of Holdings	500

	Average Market Capitalization	$1,631 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 year	5 Year	10 year

	Return Before Taxes
	Investment Class	8.23%	13.30%	13.92%
	Service Class	8.07	13.16	13.85

	Return After Taxes on
	Distributions	7.40	12.67	12.20

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	6.45	11.43	11.36

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	Russell 2000*	4.55	8.22	9.26
	* Reflects no deductions for fees, expenses or taxes.

10  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: RYTRX | Service Class Symbol: RYTFX

       The information on page 10 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on January 3, 2002. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to January 3, 2002 for that Class would have been lower.

       The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in year 1 for Service Class) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service
Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$114	$356	$617	$1,363
On purchases held for less than six months	1.00%	1.00%
			Service	$131	$424	$738	$1,629
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.96%	0.96%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.16%	0.15%

Total Annual Fund Operating Expenses	1.12%	1.36%

Expense Reimbursements	None	(0.07)%

Net Annual Fund Operating Expenses	1.12%	1.29%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratios at or below the level listed above through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an nvestment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 11

ROYCE HERITAGE FUND

Investment Goal and Principal Strategies

The investment goal of Royce Heritage Fund (formerly Royce TrustShares Fund) is long-term growth of capital. Royce invests the Fund’s assets primarily in equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 7,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey.

       Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

	PORTFOLIO DIAGNOSTICS (12/31/05)
In addition to regular accounts, the Fund offers GiftShare Accounts, trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com for an information packet.	Number of Holdings	124

	Average Market Capitalization	$872 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	8.74%	12.04%	18.12%

	Return After Taxes on
	Distributions	6.12	10.47	15.66

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.58	9.95	14.93

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.70% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

12  |  THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RGFAX

      The information on page 12 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Annual Trustee’s Fee – Applies Only to GiftShare Accounts	$50

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$152	$490	$852	$1,871
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2006, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.33%

Total Annual Fund Operating Expenses	1.58%

Fee Waiver	(0.09)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 33, you will find the Fund’s Financial Highlights table, which is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 13

ROYCE OPPORTUNITY FUND

Investment Goal and Principal Strategies

Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino manages the Fund, assisted by William Hench.

       Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in the securities of foreign issuers.

	PORTFOLIO DIAGNOSTICS (12/31/05)
Normally, the Fund will invest at least 65% of its net assets in equity securities.	Number of Holdings	293

	Average Market Capitalization	$479 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(11/19/96)

	Return Before Taxes
	Investment Class	4.76%	15.69%	17.59%
	Service Class	4.66	15.45	17.44

	Return After Taxes on
	Distributions	2.90	14.66	15.70

	Return After Taxes on
	Distributions and Sale
During the period shown in the bar chart, the highest return for a calendar quarter was 31.94% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.76% (quarter ended 9/30/02).	of Fund Shares	5.62	13.62	14.80

	Russell 2000*	4.55	8.22	8.93
	* Reflects no deductions for fees, expenses or taxes.

14  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: RYPNX | Service Class Symbol: RYOFX

      The information on page 14 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on May 22, 2000. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to May 22, 2000 for that Class would have been lower.

      The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in year 1 for Service Class) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$116	$362	$628	$1,386
On purchases held for less than six months	1.00%	1.00%
			Service	$131	$434	$760	$1,680
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.14%	0.16%

Total Annual Fund Operating Expenses	1.14%	1.41%

Expense Reimbursements	None	(0.12)%

Net Annual Fund Operating Expenses	1.14%	1.29%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratio at or below the levels listed above through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 34, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 15

ROYCE SPECIAL EQUITY FUND

Investment Goal and Principal Strategies

The investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $2.5 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus manages the Fund.

	PORTFOLIO DIAGNOSTICS (12/31/05)
Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in the securities of foreign issuers.	Number of Holdings	61

	Average Market Capitalization	$710 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(5/1/98)

	Return Before Taxes
	Investment Class	-0.99%	16.77%	10.32%
	Service Class	-1.23	16.64	10.25

	Return After Taxes on
	Distributions	-1.54	16.33	9.92

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	0.09	14.71	8.97
During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).
	Russell 2000*	4.55	8.22	5.70
	* Reflects no deductions for fees, expenses or taxes.

16  |  THE ROYCE FUND PROSPECTUS 2006

Investment Class Symbol: RYSEX | Service Class Symbol: RSEFX

     The information on page 16 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Investment Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class (formerly Financial Intermediary Class) commenced operations on October 2, 2003. Performance information prior to the inception date of the Service Class is for the Investment Class, which has substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to October 2, 2003 for that Class would have been lower.

     The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in year 1 for Service Class) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class

	Investment	Service
Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Early redemption fee			Class	1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None	None
			Invest.	$116	$362	$628	$1,386
On purchases held for less than six months	1.00%	1.00%
			Service	$137	$455	$796	$1,757
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	None	0.25%

Other expenses	0.14%	0.23%

Total Annual Fund Operating Expenses	1.14%	1.48%

Expense Reimbursement	None	(0.13)%

Net Annual Fund Operating Expenses	1.14%	1.35%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Service Class’s Net Annual Operating Expense ratio at or below the levels listed above through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 34, you will find the Fund’s Financial Highlights table, which is intended to help you understand each Class’s financial performance for the past five years and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 17

ROYCE VALUE FUND

Investment Goal and Principal Strategies

     Royce Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth. The Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. W. Whitney George and Jay Kaplan co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	71

Median Market Capitalization	$1,697 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

      Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (6/14/01)

		Return Before Taxes	17.23%	18.44%

		Return After Taxes on Distributions	16.72	17.53

		Return After Taxes on Distributions and Sale of Fund Shares	11.38	15.66

		Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -21.02% (quarter ended 9/30/02).	*	Reflects no deductions for fees, expenses or taxes.

18 | THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYVFX

      The information on page 18 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$152	$479	$830	$1,820
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.28%

Total Annual Fund Operating Expenses	1.53%

Fee Waivers	(0.04)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 34, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 19

ROYCE VALUE PLUS FUND

Investment Goal and Principal Strategies

     Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. In addition, the Fund will give consideration to those companies that Royce believes have above-average growth prospects. In the upper end of its universe (companies with stock market capitalizations from $500 million to $5 billion), the Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage, consistent with its value approach to investing. In the micro-cap sector (which we define as companies with stock market capitalizations less than $500 million), the Fund will invest in securities, selected from a universe of more than 5,500 companies, that it believes are trading significantly below its estimate of their current worth. W. Whitney George and James A. Skinner III co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such mid-, small- and/or micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	91

Average Market Capitalization	$868 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-, mid- and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (6/14/01)

		Return Before Taxes	13.20%	24.43%

		Return After Taxes on Distributions	12.50	23.43

		Return After Taxes on Distributions and Sale of Fund Shares	9.01	21.06

		Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -22.26% (quarter ended 9/30/02).	*	Reflects no deductions for fees, expenses or taxes.

20 | THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYVPX

      The information on page 20 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$145	$449	$776	$1,702
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.42%

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 21

ROYCE TECHNOLOGY VALUE FUND

Investment Goal and Principal Strategies

     Royce Technology Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap technology companies, both domestic and foreign, that the portfolio manager believes are trading below his estimate of their current worth and have potential for capital appreciation. Such companies include those in computer software and hardware, telecommunications, semiconductors, information technology services and Internet-related businesses.

     The Fund is managed by Jonathan Cohen, principal of JHC Capital Management, LLC, the Fund’s sub-investment adviser. He is assisted by Dana Serman. Mr. Cohen uses a value approach to select securities for the Fund based on a company’s valuation, balance sheet strength, earnings history, growth potential and quality of technology. He also considers the competitive factors a company faces, the strength of its management and its business strategies.

     Although the Fund normally focuses on the securities of technology companies with market capitalizations less than $5 billion (mid-, small- and/or micro-cap companies), it may invest an equal or greater percentage of its assets in the securities of larger-cap technology companies and may invest up to 15% of its assets in the securities of foreign issuers. Normally, the Fund will invest at least 80% of its net assets in the equity securities of technology companies.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	62

Average Market Capitalization	$213 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Technology Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The Fund focuses its investments in companies within the technology sector. The revenues, income (or losses) and valuations of technology companies can and often do fluctuate both suddenly and dramatically, thereby exposing you to greater than average financial and market risk. In addition, the prices of mid-, small- and micro-cap securities are generally more volatile, and their markets are less liquid, relative to larger-cap securities. Therefore, an investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-technology funds and funds investing in larger-cap companies. Finally, securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. The Fund’s success will be largely dependent upon the efforts of Jonathan Cohen, the portfolio manager.

     Foreign securities may involve additional risks, including exchange rate fluctuations, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program. Rather, it is designed for long-term investors who can accept the risks of investing in a fund with common stock holdings primarily in smaller-cap technology companies.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (12/31/01)

		Return Before Taxes	-1.82%	10.01%

		Return After Taxes on Distributions	-3.07	8.80

		Return After Taxes on Distributions and Sale of Fund Shares	-0.02	8.15

		Russell 2500 Technology Sector*	3.45	-0.50
During the period shown in the bar chart, the highest return for a calendar quarter was 29.35% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -18.90% (quarter ended 9/30/04).
		Russell 2000*	4.55	9.70
	*	Reflects no deductions for fees, expenses or taxes.

22 | THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYTVX

      The information on page 22 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index, and the technology sector of the Russell 2500 index of micro-, small- and mid-cap companies.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$202	$664	$1,152	$2,499
On purchases held for less than six months	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.50%

Distribution (12b-1) fees	0.25%

Other expenses	0.43%

Total Annual Fund Operating Expenses	2.18%

Fee Waivers	(0.19)%

Net Annual Fund Operating Expenses	1.99%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.99% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 23

ROYCE 100 FUND

Investment Goal and Principal Strategies

     Royce 100 Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by mid-, small- and micro-cap companies with stock market capitalizations less than $5 billion. Royce selects securities of approximately 100 “outstanding” mid, small- and micro-cap companies—those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce and James A. Skinner III co-manage the Fund, assisted by Lauren Romeo.

     Normally, the Fund will invest at least 80% of its net assets in equity securities, primarily issued by companies with stock market capitalizations less than $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	100

Average Market Capitalization	$1,156 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (6/30/03)

		Return Before Taxes	14.89%	21.15%

		Return After Taxes on Distributions	13.52	20.22

		Return After Taxes on Distributions and Sale of Fund Shares	10.12	17.88

		Russell 2000*	4.55	18.96
During the period shown in the bar chart, the highest return for a calendar quarter was 14.79% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -2.92% (quarter ended 3/31/05).	*	Reflects no deductions for fees, expenses or taxes.

24 | THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYOHX

      The information on page 24 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$152	$576	$1,026	$2,277
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.82%

Total Annual Fund Operating Expenses	2.07%

Fee Waivers	(0.58)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006 and 1.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 25

ROYCE DISCOVERY FUND

Investment Goal and Principal Strategies

Royce Discovery Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects securities that are identified by a proprietary quantitative investment model. The model implements a value approach by focusing on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability. George Necakov manages the Fund using this disciplined investment process to construct and periodically rebalance the portfolio.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	120

Average Market Capitalization	$255 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The Fund is dependent on Royce for its success, and Royce in turn relies on the Fund’s portfolio manager, George Necakov, and the proprietary quantitative investment model that he has developed. To the extent that the stock market does not reward those quantitative factors utilized by the model, the performance of the Fund may be negatively affected. In addition, if, and to the extent that, the Fund’s assets rapidly increase, Royce may not be able to execute trades in a manner that allows the Fund to purchase and sell its portfolio securities at the times and in the amounts required by the model. The Fund’s profit opportunities may diminish to the extent that competitors of Royce attempt to exploit similar models using micro-cap stocks.

The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

	ANNUALIZED TOTAL RETURNS Through 10/3/03

			Since Inception
		1 Year	(10/3/03)

	Return Before Taxes	7.60%	15.80%

	Return After Taxes on
	Distributions	5.52	14.65

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	5.88	13.15

During the period shown in the bar chart, the highest return for a calendar quarter was 14.35% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -5.52% (quarter ended 9/30/04).	Russell 2000*	4.55	14.24
	* Reflects no deductions for fees, expenses or taxes.

26  |  THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYDFX

The information on page 26 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$152	$576	$1,026	$2,277

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	2.50%

Total Annual Fund Operating Expenses	3.75%

Fee Waivers and Expense Reimbursements	(2.26)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006 and 1.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 27

ROYCE FINANCIAL SERVICES FUND

Investment Goal and Principal Strategies

Royce Financial Services Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies “principally” engaged in the financial services industry. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries and firms that primarily serve the financial services industry. Royce selects securities issued by companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce manages the Fund, assisted by Chris Flynn.

Although the Fund normally focuses on securities of financial services companies with market capitalizations less than $5 billion (mid-, small- and/or micro-cap companies), it may invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in the securities of foreign issuers. Normally, the Fund will invest at least 80% of its net assets in the equity securities of companies “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues or net income are committed to, or are derived from, financial services-related activities.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	72

Average Market Capitalization	$982 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Financial Services Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time. The Fund will focus its investments in companies within the financial services industry. As a result, the Fund is subject to certain risks associated with this industry, including, among other things, changes in government regulations, interest rate levels and general economic conditions. The prices of mid-, small- and micro-cap companies are also generally more volatile, and their markets are less liquid, relative to larger-cap securities. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of micro-, small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event. Therefore, an investment in the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-financial services funds and funds investing in larger-cap companies.

Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			Since Inception
		1 Year	(12/31/03)

	Return Before Taxes	12.23%	13.62%

	Return After Taxes on
	Distributions	11.98	13.31

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	8.28	11.61

	Russell 2000*	4.55	11.21
During the period shown in the bar chart, the highest return for a calendar quarter was 13.04% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -2.30% (quarter ended 3/31/05).	* Reflects no deductions for fees, expenses or taxes.

28  |  THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYFSX

The information on page 28 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements) remain the same.
Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$152	$576	$1,026	$2,277

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	2.62%

Total Annual Fund Operating Expenses	3.87%

Fee Waivers and Expense Reimbursements	(2.38)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006 and 1.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 29

ROYCE DIVIDEND VALUE FUND

Investment Goal and Principal Strategies

The investment goal of Royce Dividend Value Fund is a combination of long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by mid-, small- and/or micro-cap companies. Of the more than 8,700 mid-, small- and micro-cap companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of mid-, small- and micro-cap securities. Charles M. Royce manages the Fund.

Normally, the Fund will invest at least 80% of its net assets in equity securities that produce dividend income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in

the securities of foreign issuers.	PORTFOLIO DIAGNOSTICS (12/31/05)
	Number of Holdings	87

	Average Market Capitalization	$1,511 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Dividend Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of mid-, small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event. In the current low-yield environment, there is no assurance that there will be net investment income for the Fund to distribute. The relative proportion of the Fund’s returns, if any, will vary between growth of capital and current income depending on the market environment. There can be no assurance that the Fund will achieve its investment goal.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			Since Inception
		1 Year	(5/3/04)

	Return Before Taxes	7.31%	12.29%

	Return After Taxes on
	Distributions	7.05	12.12

	Return After Taxes on
	Distributions and Sale
During the period shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended 12/31/05) and the lowest return for a calendar quarter was -1.59% (quarter ended 3/31/05).	of Fund Shares	4.99	10.47

	Russell 2000*	4.55	12.39
	* Reflects no deductions for fees, expenses or taxes.

30  |  THE ROYCE FUND PROSPECTUS 2006

Service Class Symbol: RYDVX

The information on page 30 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$152	$576	$1,026	$2,277

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	1.64%

Total Annual Fund Operating Expenses	2.89%

Fee Waivers and Expense Reimbursements	(1.40)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2006 and 1.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

On page 35, you will find the Fund’s Financial Highlights table, which is intended to help you understand its financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

THE ROYCE FUND PROSPECTUS 2006 | 31

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Class of the Funds’ financial performance for the past five years or since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset				Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

2005(d)	$10.14	$0.05	$1.22	$1.27	$—	$(0.63)	$(0.63)	$—	$10.78	12.50%		$1,864,481	0.90%	0.90%	0.49%	26%
2004(d)	8.88	(0.02)	1.81	1.79	—	(0.53)	(0.53)	—	10.14	20.23%		1,243,059	0.89%	0.89%	(0.20)%	32%
2003(d)	6.59	(0.01)	2.66	2.65	—	(0.36)	(0.36)	—	8.88	40.29%		839,604	0.93%	0.93%	(0.17)%	30%
2002(d)	7.39	(0.01)	(0.67)	(0.68)	—	(0.12)	(0.12)	—	6.59	(9.22)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.38%		445,171	0.99%	0.99%	0.24%	39%
PENNSYLVANIA MUTUAL FUND – SERVICE CLASS(a)

2005(d)	$10.93	$0.02	$0.45	$0.47	$—	$(0.63)	$(0.63)	$—	$10.77	4.27	%**	$104	1.14%*	26.06%*	1.32%*	26%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS

2005(d)	$15.71	$(0.10)	$1.90	$1.80	$(0.13)	$(1.48)	$(1.61)	$—	$15.90	11.50%		$497,917	1.48%	1.49%	(0.72)%	31%
2004(d)	14.93	(0.15)	2.47	2.32	—	(1.54)	(1.54)	—	15.71	15.78%		473,248	1.47%	1.56%	(0.94)%	44%
2003(d)	10.16	(0.13)	5.47	5.34	—	(0.57)	(0.57)	—	14.93	52.62%		431,808	1.48%	1.67%	(1.09)%	44%
2002(d)	11.85	(0.12)	(1.48)	(1.60)	—	(0.10)	(0.10)	0.01	10.16	(13.43)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.14%		203,233	1.49%	1.75%	(0.69)%	30%
ROYCE MICRO-CAP FUND – SERVICE CLASS(b)

2005(d)	$15.68	$(0.11)	$1.89	$1.78	$(0.13)	$(1.48)	$(1.61)	$—	$15.85	11.39%		$2,742	1.49%	2.75%	(0.72)%	31%
2004(d)	14.91	(0.16)	2.47	2.31	—	(1.54)	(1.54)	—	15.68	15.73%		1,152	1.49%	3.07%	(1.06)%	44%
2003(d)	10.16	(0.15)	5.47	5.32	—	(0.57)	(0.57)	—	14.91	52.42%		202	1.49%	17.16%	(1.11)%	44%
2002(d)	10.27	(0.04)	0.03	(0.01)	—	(0.10)	(0.10)	—	10.16	(0.11	)%**	7	1.49%*	17.46%*	(1.20)%*	31%
ROYCE PREMIER FUND – INVESTMENT CLASS

2005(d)	$15.12	$(0.01)	$2.59	$2.58	$—	$(0.84)	$(0.84)	$—	$16.86	17.07%		$3,382,086	1.13%	1.13%	(0.09)%	20%
2004(d)	12.90	(0.06)	2.99	2.93	—	(0.71)	(0.71)	—	15.12	22.82%		2,975,348	1.14%	1.14%	(0.43)%	24%
2003(d)	9.39	(0.03)	3.67	3.64	—	(0.13)	(0.13)	—	12.90	38.74%		1,713,001	1.16%	1.16%	(0.29)%	26%
2002(d)	10.54	(0.04)	(0.77)	(0.81)	—	(0.34)	(0.34)	—	9.39	(7.75)%		848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	—	0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.61%		797,248	1.19%	1.19%	(0.04)%	41%
ROYCE PREMIER FUND – SERVICE CLASS(c)

2005(d)	$15.07	$(0.04)	$2.58	$2.54	$—	$(0.84)	$(0.84)	$—	$16.77	16.86%		$135,927	1.29%	1.37%	(0.24)%	20%
2004(d)	12.89	(0.08)	2.97	2.89	—	(0.71)	(0.71)	—	15.07	22.52%		69,759	1.29%	1.39%	(0.57)%	24%
2003(d)	9.39	(0.04)	3.67	3.63	—	(0.13)	(0.13)	—	12.89	38.63%		32,307	1.29%	1.42%	(0.33)%	26%
2002(d)	9.48	(0.02)	0.27	0.25	—	(0.34)	(0.34)	—	9.39	2.56	%**	7,826	1.29%*	4.69%*	(0.62)%*	33%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on August 30, 2002.
(c)	The Class commenced operations on September 3, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

32 | THE ROYCE FUND PROSPECTUS 2006

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Class of the Funds’ financial performance for the past five years or since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset				Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE LOW-PRICED STOCK FUND – SERVICE CLASS

2005(b)	$15.33	$(0.10)	$1.58	$1.48	$—	$(1.28)	$(1.28)	$—	$15.53	9.66%		$3,909,389	1.49%	1.54%	(0.68)%	21%
2004(b)	13.98	(0.14)	2.04	1.90	—	(0.55)	(0.55)	—	15.33	13.64%		4,769,417	1.49%	1.71%	(1.00)%	26%
2003(b)	9.75	(0.07)	4.36	4.29	—	(0.06)	(0.06)	—	13.98	44.02%		3,046,100	1.49%	1.94%	(0.70)%	42%
2002(b)	11.67	(0.08)	(1.83)	(1.91)	—	(0.02)	(0.02)	0.01	9.75	(16.28)%		1,787,172	1.49%	1.97%	(0.74)%	29%
2001(b)	9.35	(0.06)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.07%		1,024,693	1.49%	2.02%	(0.54)%	31%
ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

2005(b)	$12.26	$0.14	$0.87	$1.01	$(0.12)	$(0.55)	$(0.67)	$—	$12.60	8.23%		$4,258,135	1.12%	1.12%	1.13%	24%
2004(b)	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	—	12.26	17.52%		3,738,851	1.15%	1.15%	1.08%	22%
2003(b)	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	—	10.69	29.99%		2,289,013	1.18%	1.18%	1.27%	20%
2002(b)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	—	8.37	(1.60)%		986,455	1.20%	1.20%	1.01%	22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.78%		509,250	1.24%	1.24%	1.14%	24%
ROYCE TOTAL RETURN FUND – SERVICE CLASS(a)

2005(b)	$12.12	$0.12	$0.86	$0.98	$(0.09)	$(0.55)	$(0.64)	$—	$12.46	8.07%		$315,602	1.29%	1.36%	0.98%	24%
2004(b)	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	—	12.12	17.38%		261,212	1.29%	1.38%	0.95%	22%
2003(b)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	—	10.57	29.71%		131,813	1.28%	1.45%	1.28%	20%
2002(b)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	—	8.28	(2.65	)%**	12,302	1.28%*	1.54%*	0.97%*	22%
ROYCE HERITAGE FUND – SERVICE CLASS

2005(b)	$13.00	$(0.06)	$1.21	$1.15	$—	$(1.68)	$(1.68)	$—	$12.47	8.74%		$58,905	1.43%	1.58%	(0.44)%	142%
2004(b)	12.19	(0.12)	2.57	2.45	—	(1.64)	(1.64)	—	13.00	20.35%		52,891	1.49%	1.55%	(0.95)%	86%
2003(b)	9.03	(0.08)	3.51	3.43	—	(0.27)	(0.27)	—	12.19	38.09%		34,143	1.49%	1.63%	(0.81)%	25%
2002(b)	11.47	(0.09)	(2.07)	(2.16)	—	(0.28)	(0.28)	—	9.03	(18.93)%		23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)	2.12	2.04	—	(0.56)	(0.56)	—	11.47	20.51%		26,145	1.49%	1.64%	(0.81)%	53%

(a)	The Class commenced operations on January 3, 2002.
(b)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUND PROSPECTUS 2006 | 33

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Class of the Funds’ financial performance for the past five years or since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

2005(c)	$13.31	$(0.05)	$0.70	$0.65	$—	$(1.67)	$(1.67)	$—	$12.29	4.76%	$1,490,999	1.14%	1.14%	(0.38)%	42%
2004(c)	12.14	(0.07)	2.17	2.10	—	(0.93)	(0.93)	—	13.31	17.51%	1,677,215	1.14%	1.14%	(0.55)%	47%
2003(c)	7.37	(0.06)	5.41	5.35	—	(0.58)	(0.58)	—	12.14	72.87%	1,311,815	1.15%	1.15%	(0.65)%	55%
2002(c)	9.01	(0.04)	(1.50)	(1.54)	—	(0.11)	(0.11)	0.01	7.37	(17.01)%	635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)	1.35	1.34	—	(0.11)	(0.11)	—	9.01	17.32%	577,103	1.19%	1.19%	(0.19)%	44%
ROYCE OPPORTUNITY FUND – SERVICE CLASS

2005(c)	$13.17	$(0.07)	$0.70	$0.63	$—	$(1.67)	$(1.67)	$—	$12.13	4.66%	$167,369	1.29%	1.41%	(0.53)%	42%
2004(c)	12.05	(0.09)	2.14	2.05	—	(0.93)	(0.93)	—	13.17	17.22%	230,068	1.29%	1.43%	(0.70)%	47%
2003(c)	7.33	(0.08)	5.38	5.30	—	(0.58)	(0.58)	—	12.05	72.59%	90,243	1.29%	1.45%	(0.79)%	55%
2002(c)	8.98	(0.06)	(1.48)	(1.54)	—	(0.11)	(0.11)	—	7.33	(17.18)%	19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)	1.35	1.31	—	(0.11)	(0.11)	—	8.98	16.94%	13,399	1.42%	1.57%	(0.52)%	44%
ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

2005(c)	$19.61	$0.23	$(0.42)	$(0.19)	$(0.22)	$(0.50)	$(0.72)	$—	$18.70	(0.99)%	$523,961	1.14%	1.14%	0.94%	22%
2004(c)	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91%	856,537	1.15%	1.15%	1.02%	17%
2003(c)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64%	721,334	1.19%	1.19%	0.35%	22%
2002(c)	12.37	0.02	1.73	1.75	(0.03)	—	(0.03)	0.15	14.24	15.32%	397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11	2.71	2.82	(0.11)	—	(0.11)	0.11	12.37	30.75%	6,072	1.49%	1.76%	0.87%	124%
ROYCE SPECIAL EQUITY FUND – SERVICE CLASS(a)

2005(c)	$19.56	$0.17	$(0.41)	$(0.24)	$(0.16)	$(0.50)	$(0.66)	$—	$18.66	(1.23)%	$7,606	1.35%	1.48%	0.65%	22%
2004(c)	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	—	19.56	13.66%	12,743	1.35%	1.55%	0.74%	17%
2003(c)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	—	17.95	10.90%**	5,387	1.35%*	1.79%*	(0.04)%*	22%
ROYCE VALUE FUND – SERVICE CLASS(b)

2005(c)	$8.39	$(0.03)	$1.46	$1.43	$—	$(0.16)	$(0.16)	$0.01	$9.67	17.23%	$113,451	1.28%	1.53%	(0.31)%	44%
2004(c)	6.56	(0.06)	2.07	2.01	—	(0.19)	(0.19)	0.01	8.39	30.94%	38,713	1.49%	2.15%	(0.77)%	83%
2003(c)	4.35	(0.04)	2.40	2.36	—	(0.15)	(0.15)	—	6.56	54.32%	4,034	1.49%	3.46%	(0.73)%	181%
2002(c)	5.89	(0.06)	(1.32)	(1.38)	—	(0.16)	(0.16)	—	4.35	(23.51)%	1,319	1.49%	3.08%	(1.26)%	89%
2001	5.00	(0.03)	0.99	0.96	—	(0.07)	(0.07)	—	5.89	19.20 **%	1,491	1.49%*	4.18%*	(1.39)%*	74%

(a)	The Class commenced operations on October 2, 2003.
(b)	The Fund commenced operations on June 14, 2001.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

34 | THE ROYCE FUND PROSPECTUS 2006

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Class of the Funds’ financial performance for the past five years or since their respective inceptions and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE VALUE PLUS FUND – SERVICE CLASS(a)

2005(g)	$10.94	$(0.04)	$1.47	$(1.43)	$—	$(0.35)	$(0.35)	$0.01	$12.03	13.20%	$293,856	1.17%	1.42%	(0.54)%	62%
2004(g)	8.57	(0.08)	2.47	2.39	—	(0.04)	(0.04)	0.02	10.94	28.19%	211,981	1.30%	1.55%	(0.84)%	56%
2003(g)	4.97	(0.05)	4.01	3.96	—	(0.36)	(0.36)	—	8.57	79.88%	20,405	1.49%	2.01%	(0.91)%	161%
2002(g)	5.97	(0.07)	(0.81)	(0.88)	—	(0.12)	(0.12)	—	4.97	(14.74)%	3,934	1.49%	2.10%	(1.29)%	110%
2001	5.00	(0.03)	1.10	1.07	—	(0.10)	(0.10)	—	5.97	21.47%**	2,217	1.49%*	3.71%*	(1.46)%*	62%
ROYCE TECHNOLOGY VALUE FUND – SERVICE CLASS(b)

2005(g)	$6.73	$(0.10)	$(0.02)	$(0.12)	$—	$(0.47)	$(0.47)	$(0.01)	$6.15	(1.82)%	$27,705	1.99%	2.18%	(1.62)%	94%
2004(g)	8.25	(0.15)	(0.69)	(0.84)	—	(0.72)	(0.72)	0.04	6.73	(9.64)%	37,602	1.99%	2.13%	(1.94)%	107%
2003(g)	4.33	(0.11)	4.01	3.90	—	(0.01)	(0.01)	0.03	8.25	90.72%	102,408	1.99%	2.11%	(1.51)%	64%
2002(g)	5.00	(0.17)	(0.50)	(0.67)	—	—	—	—	4.33	(13.40)%	4,786	1.99%	2.73%	(1.74)%	45%
ROYCE 100 FUND – SERVICE CLASS(c)

2005(g)	$6.85	$(0.03)	$(1.06)	$(1.03)	$—	$(0.36)	$(0.36)	$—	$7.52	14.89%	$16,892	1.49%	2.07%	(0.49)%	60%
2004(g)	5.53	(0.02)	1.52	1.50	—	(0.18)	(0.18)	—	6.85	27.24%	8,748	1.49%	2.84%	(0.34)%	97%
2003(g)	5.00	(0.01)	0.54	0.53	—	(0.00)	(0.00)	—	5.53	10.66%**	2,502	1.49%*	3.68%*	0.39 )%*	8%
ROYCE DISCOVERY FUND – SERVICE CLASS(d)

2005(g)	$6.39	$(0.02)	$0.51	$0.49	$—	$(0.55)	$(0.55)	$—	$6.33	7.60%	$3,612	1.49%	3.75%	(0.38)%	105%
2004(g)	5.70	(0.05)	0.81	0.76	—	(0.07)	(0.07)	—	6.39	13.35%	3,217	1.49%	4.12%	(0.91)%	111%
2003(g)	5.00	(0.01)	0.71	0.70	—	—	—	—	5.70	14.00%**	1,359	1.49%*	8.69%*	(1.05)%*	1%
ROYCE FINANCIAL SERVICES FUND – SERVICE CLASS(e)

2005(g)	$5.66	$0.05	$0.64	$0.69	$(0.03)	$(0.06)	$(0.09)	$—	$6.26	12.23%	$1,761	1.49%	3.87%	0.97%	9%
2004(g)	5.00	(0.01)	0.76	0.75	—	(0.09)	(0.09)	—	5.66	15.08%	1,418	1.49%	4.70%	(0.16)%	22%
ROYCE DIVIDEND VALUE FUND – SERVICE CLASS(f)

2005(g)	$5.65	$0.07	$0.34	$0.41	$(0.05)	$(0.03)	$(0.08)	$—	$5.98	7.31%	$3,596	1.49%	2.89%	1.33%	4%
2004(g)	5.00	(0.01)	0.66	0.65	—	—	—	—	5.65	13.00%**	1,650	1.49%*	5.60%*	(0.17)%*	8%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUND PROSPECTUS 2006 | 35

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization is the number

of a company’s outstanding shares

of stock multiplied by its most

recent closing price per share.

The Russell 2000 is an unmanaged

index of U.S. small-company

common stocks that Royce and

others use to benchmark the

performance of small- and

micro-cap funds. It includes the

smallest 2,000 companies (based

on market capitalization) among

the largest 3,000 companies

tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

    Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

     As a result, the purchase or sale of more than a limited number of shares of a small- or microcap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the small-cap universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. Certain Funds in this Prospectus may also invest in mid-cap securities. Defined as those companies with market caps between $2.5 billion and $5 billion, the sector includes approximately 500 companies. In general, mid-caps share the same characteristics as the upper tier of small-cap. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

36 | THE ROYCE FUND PROSPECTUS 2006

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Opportunity, Value Plus and Technology Value Funds) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

     Royce’s value approach strives to reduce some of the other risks of investing in mid-, smalland micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its microcap holdings in Pennsylvania Mutual, Royce Micro-Cap, Total Return, Low-Priced Stock, Opportunity and Discovery Funds.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-31.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS 2006 | 37

MANAGEMENT OF THE FUNDS

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity

securities of small- and micro-cap

companies that are trading

significantly below our assessment

of their current worth, with the

expectation that their market

prices should increase toward this

estimate, resulting in capital

appreciation for Fund investors.

Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds in this prospectus: Pennsylvania Mutual, Royce Premier, Total Return, Heritage, 100, Financial Services and Dividend Value Funds.

Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager or Co-Manager for Royce Micro-Cap, Premier, Low-Priced Stock, Value and Value Plus Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Portfolio Manager for Royce Discovery Fund and Assistant Portfolio Manager for Royce Total Return Fund; Jay Kaplan, Principal, who serves as Co-Manager or Assistant Portfolio Manager for Pennsylvania Mutual, Royce Total Return and Royce Value Funds; James A. Skinner III, Principal, who serves as Co-Manager or Assistant Portfolio Manager of Royce Low-Priced Stock, Value Plus and 100 Funds. Chris Flynn, Principal, who serves as Assistant Portfolio Manager for Royce Financial Services Fund; James Harvey, who serves as Assistant Portfolio Manager for Pennsylvania Mutual and Royce Heritage Funds; Jenifer L. Taylor, who serves as Co-Manager for Royce Micro-Cap Fund; William Hench, who serves as Assistant Portfolio Manager for Royce Opportunity Fund; and Lauren Romeo who serves as Assistant Portfolio Manager for Pennsylvania Mutual, Royce Premier, and Royce 100 Funds. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).

Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations

38 | THE ROYCE FUND PROSPECTUS 2006

Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

     Jonathan Cohen is the portfolio manager of Royce Technology Value Fund and the principal of JHC Capital Management, LLC, the Fund’s sub-investment adviser (“JHC Capital”). JHC Capital’s offices are located at 8 Sound Shore Drive, Greenwich, CT 06830. Mr. Cohen also serves as the Chief Executive Officer of Technology Investment Capital Corp., a business development company with net assets of approximately $270 million as of December 31, 2005 and as the Chief Executive Officer of TAC Acquisition Fund, a specialty purpose acquisition company with net assets of approximately $120 million as of December 31, 2005. In addition, Mr. Cohen serves as the Chief Executive Officer of T2 Advisers, LLC, a registered investment adviser to T2 Income Fund, LTD, a fund established and operated in Guernsey, France, which had net assets of approximately $66 million as of December 31, 2005. Prior to forming JHC Capital, Mr. Cohen spent 14 years in technology-related equity research. He has run technology research groups covering software, hardware, telecom and semiconductor stocks at various firms, including Wit Soundview (Managing Director, Director of Research and Head of the Transaction Development Group, 1999-2001), Merrill Lynch (Managing Director, Head of Internet and PC Software Research, 1998-1999), UBS (Managing Director, Head of Technology Strategy and Head of Internet and PC Software Research, 1997-1998) and Smith Barney (Managing Director, Head of Special Situations Research, Manager of the Special Situations Recommended Portfolio, Head of PC Software and Internet Research, 1993-1997). Mr. Cohen is assisted by Dana Serman, who joined JHC Capital as an Assistant Portfolio Manager in 2003. Previously, he was an independent consultant (2001-2004) and an Analyst with Lazard Freres & Co., LLC (1999-2001).

     The Fund’s Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees to cover sales-related, shareholder servicing and account maintenance costs and to pay service and other fees to broker-dealers that introduce investors to the Service Class of these Funds.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, Boston Financial Data Services–Midwest (“BFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS 2006 | 39

Net Asset Value (NAV) is the

value of each Class of a Fund’s net

assets divided by the number of

its outstanding shares.

Total return is the percentage rate

of return on an amount invested

in a fund from the beginning to

the end of the stated period.	Investment Advisory Services Provided By Royce

Royce receives advisor fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows :

Annual Rate of Fund’s Average Net Assets
	■	Pennsylvania Mutual Fund
• 1.00% of the first $50,000,000
• 0.875% of the next $50,000,000 and
• 0.75% of any additional average net assets

	■	Royce Premier, Total Return, Heritage, Opportunity, Special Equity, Value, Value Plus, 100, Discovery, Financial Services and Dividend Value Funds
• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000 and
• 0.85% of any additional average net assets

	■	Royce Micro-Cap Fund
• 1.30% of the first $2,000,000,000
• 1.25% of the next $2,000,000,000
• 1.20% of the next $2,000,000,000 and
• 1.15% of any additional average net assets

	■	Royce Low-Priced Stock Fund
• 1.15% of the first $2,000,000,000
• 1.10% of the next $2,000,000,000
• 1.05% of the next $2,000,000,000 and
• 1.00% of any additional average net assets

	■	Royce Technology Value Fund
• 1.50% of the first $2,000,000,000
• 1.45% of the next $2,000,000,000
• 1.40% of the next $2,000,000,000 and
• 1.35% of any additional average net assets

Under an Investment Sub-Advisory Agreement with Royce, JHC Capital manages Royce Technology Value Fund’s assets and is entitled to receive a monthly sub-advisory fee from Royce, equal to 50% of the fee Royce collects from the Fund, as compensation for its services to the Fund and Royce. The fee paid to JHC Capital by Royce is reduced to 331/3% of the fee Royce collects from the Fund under an agreement in which Royce provides JHC Capital access to certain research-related data and services.

For 2005, the actual net fees, after waivers, paid to Royce on average net assets were 0.76% for Pennsylvania Mutual Fund, 1.30% for Royce Micro-Cap Fund, 0.98% for Royce Premier Fund, 1.12% for Royce Low-Priced Stock Fund, 0.96% for Royce Total Return Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Special Equity Fund, 1.00% for Royce Value Fund, 1.00% for Royce Value Plus Fund, 1.42% for Royce Technology Value Fund and 0.67% for Royce 100 Fund. The advisory fees for Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund were waived by Royce.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ June 30 Semiannual Report to Shareholders.

40 | THE ROYCE FUND PROSPECTUS 2006

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2006.

Purchasing Shares	PURCHASING SHARES

      The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.

      If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

      If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate brokerdealers, financial intermediaries, Retirement Plan Recordkeepers, and other service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that the services which these parties render to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

      For the year ended December 31, 2005, Royce made payments for distribution and/or administrative services related to the Funds in this Prospectus to broker-dealers, financial intermediaries, Retirement Plan Recordkeepers and other service providers out of its own resources in the amount of $10,616,142.

	Minimum initial investments for shares purchased directly from The Royce Fund, excluding GiftShare Accounts in Royce Heritage Fund.
	Account Type	Minimum
	Regular Account	$2,000
	IRA	1,000
	Automatic Investment or Direct Deposit Plan Accounts	1,000
	403(b)(7) or 401(k) Accounts	None
	The minimum for subsequent investments is $50, regardless of account type.

	PURCHASING SHARES IN GIFTSHARE ACCOUNTS IN ROYCE HERITAGE FUND
		Minimum
	GiftShare Accounts	$5,000
	The minimum for subsequent investments is $100.

THE ROYCE FUND PROSPECTUS 2006 | 41

Customer Identification Program

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

    You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee

    In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (2% for Royce Technology Value Fund) that you held for less than six months. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

    The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2006, these shares would be subject to the fee if you were to redeem them prior to December 1, 2006. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2006.

    You will incur no fee on shares that you acquire through distribution reinvestment, but the redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from GiftShare Accounts in Royce Heritage Fund are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund.

42 | THE ROYCE FUND PROSPECTUS 2006

Other Redemption Information

      The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

      The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.

      The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

      The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

      Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

      The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

      The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

      The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the

THE ROYCE FUND PROSPECTUS 2006 | 43

    Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

    With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share

    Net asset value per share is calculated by dividing the value of the net assets of each Class of a Fund by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Funds will value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

    The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of a Fund is calculated

44 | THE ROYCE FUND PROSPECTUS 2006

as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

     A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

Reports

     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details.

Dividends, Distributions and Taxes

     Royce Total Return and Dividend Value Funds pay dividends, if any, from net investment income on a quarterly basis and make any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

THE ROYCE FUND PROSPECTUS 2006 | 45

     If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

     The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

	TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Funds’ annual distributions normally consist primarily of capital gains:

		Rate for 10% and 15%	Rate for 25% and higher
	Distribution	tax bracket investors	tax bracket investors

	Qualified dividend income	5%	15%

	Other dividend income	Ordinary income rate	Ordinary income rate

	Short-term capital gains	Ordinary income rate	Ordinary income rate

	Long-term capital gains	5%	15%
46 | THE ROYCE FUND PROSPECTUS 2006

This Page Intentionally Left Blank

This Page Intentionally Left Blank

For More Information
TheRoyceFund
More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

I&S-PRO-0506
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P R O S P E C T U S

Pennsylvania Mutual Fund	May 1, 2006

Royce Micro-Cap Fund
Consultant Class Shares

Royce Premier Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

www.roycefunds.com

TheRoyceFund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

Consultant Share Classes of The Royce Funds are generally offered only through certain broker-dealers.

The information on pages 2-19 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 20-21 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For more biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 22-23.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www. roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses primarily on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS 2006  |  1

PENNSYLVANIA MUTUAL FUND

Investment Goal and Principal Strategies

      Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth. In the upper end of the small-cap range (companies with stock market capitalizations from $500 million to $2.5 billion), the Fund generally invests in a more limited number of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. In the lower end of the range (market capitalizations less than $500 million), the Fund invests in a larger number of securities selected by Royce from a universe of more than 5,500 micro-cap companies, generally focusing on those that it believes possess strong balance sheets and attractive cash flow levels. Charles M. Royce manages the Fund, assisted by Jay Kaplan, James Harvey and Lauren Romeo.

     Normally, the Fund will invest at least 65% of its net assets in the equity securities of such small- and micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	270

Average Market Capitalization	$1,081 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	11.32%	14.22%	13.31%

	Return After Taxes on
	Distributions	10.33	13.14	10.97

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	8.63	12.11	10.54

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 19.61% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -17.55% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 18, 1997. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 18, 1997 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

2 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RYPCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$192	$594	$1,021	$2,212
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.76%

Distribution (12b-1) fees	1.00%

Other expenses	0.13%

Total Annual Fund Operating Expenses	1.89%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001

	Net Asset Value, Beginning of Period	$9.77	$8.65	$6.50	$7.36	$6.87

	Investment Operations
	Net investment income (loss)	(0.04)	(0.11)	(0.09)	(0.08)	(0.04)

	Net realized and unrealized gain (loss) on investments	1.15	1.76	2.60	(0.66)	1.22

	Total from investment operations	1.11	1.65	2.51	(0.74)	1.18

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(0.63)	(0.53)	(0.36)	(0.12)	(0.69)

	Total distributions	(0.63)	(0.53)	(0.36)	(0.12)	(0.69)

	Net Asset Value, End of Period	$10.25	$9.77	$8.65	$6.50	$7.36

	Total Return	11.32%	19.14%	38.69%	(10.07)%	17.51%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$904	$753	$484	$266	$138

	Ratio of expenses to average net assets**	1.88%	1.89%	1.94%	1.97%	1.73%

	Ratio of net investment income (loss) to average net assets	(0.52)%	(1.20)%	(1.19)%	(1.16)%	(0.50)%

	Portfolio turnover rate	26%	32%	30%	33%	39%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2005 and 2001, these ratios would have been 1.89% and 1.97%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS 2006 | 3

ROYCE MICRO-CAP FUND

Investment Goal and Principal Strategies

      Royce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 5,500 micro-cap companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. W. Whitney George and Jenifer L. Taylor co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	200

Average Market Capitalization	$403 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The prices of micro-cap securities are generally even more volatile and their markets are less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	10.37%	14.89%	13.69%

	Return After Taxes on
	Distributions	8.62	13.89	12.27

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	8.46	12.87	11.59

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 27.45% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -23.76% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on May 4, 1998. Performance prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to May 1, 1998 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

4 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RYMCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$252	$776	$1,326	$2,826
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.30%

Distribution (12b-1) fees	1.00%

Other expenses	0.19%

Total Annual Fund Operating Expenses	2.49%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001

	Net Asset Value, Beginning of Period	$14.92	$14.39	$9.91	$11.68	$9.71

	Investment Operations
	Net investment income (loss)	(0.25)	(0.29)	(0.25)	(0.22)	(0.18)

	Net realized and unrealized gain (loss) on investments	1.79	2.36	5.30	(1.45)	2.34

	Total from investment operations	1.54	2.07	5.05	(1.67)	2.16

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(1.48)	(1.54)	(0.57)	(0.10)	(0.19)

	Total distributions	(1.48)	(1.54)	(0.57)	(0.10)	(0.19)

	Net Asset Value, End of Period	$14.98	$14.92	$14.39	$9.91	$11.68

	Total Return	10.37%	14.62%	51.01%	(14.31)%	22.28%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$173	$170	$144	$69	$7

	Ratio of expenses to average net assets**	2.49%	2.47%	2.49%	2.49%	2.49%

	Ratio of net investment income (loss) to average net assets	(1.72)%	(1.94)%	(2.10)%	(2.06)%	(1.71)%

	Portfolio turnover rate	31%	44%	44%	31%	30%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2004, 2003, 2002 and 2001, these ratios would have been 2.56%, 2.74%, 2.78% and 3.50%, respectively, before fee waivers and expense reimbursements by Royce.

THE ROYCE FUND PROSPECTUS 2006 | 5

ROYCE PREMIER FUND

Investment Goal and Principal Strategies

      Royce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier”—those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Charles M. Royce and W. Whitney George co-manage the Fund, assisted by Lauren Romeo.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	60

Average Market Capitalization	$1,980 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	15.88%	14.36%	14.32%

	Return After Taxes on
	Distributions	15.03	13.71	12.97

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	11.45	12.42	12.10

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 2, 2003 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

6 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RPRCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$220	$679	$1,164	$2,503
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.98%

Distribution (12b-1) fees	1.00%

Other expenses	0.19%

Total Annual Fund Operating Expenses	2.17%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003	*,**

	Net Asset Value, Beginning of Period	$14.80	$12.80	$10.52

	Investment Operations
	Net investment income (loss)	(0.17)	(0.22)	(0.08)

	Net realized and unrealized gain (loss) on investments	2.52	2.93	2.49

	Total from investment operations	2.35	2.71	2.41

	Distributions
	Distributions from net investment income	—	—	—

	Distributions from net realized gain on investments	(0.84)	(0.71)	(0.13)

	Total distributions	(0.84)	(0.71)	(0.13)

	Net Asset Value, End of Period	$16.31	$14.80	$12.80

	Total Return	15.88%	21.27%	22.88	%†

	Ratios/Supplemental Data
	Net assets, end of period (thousands)	$47,310	$26,805	$5,401

	Ratio of expenses to average net assets***	2.17%	2.35%	2.49	%††

	Ratio of net investment income (loss) to average net assets	(1.12)%	(1.59)%	(1.22	)%††

	Portfolio turnover rate	20%	24%	26%

*	The Consultant Class commenced operations on June 2, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2003, this ratio would have been 4.25%†† before expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 7

ROYCE TOTAL RETURN FUND

Investment Goal and Principal Strategies

      The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 7,300 small- and micro-cap companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund, assisted by Jay Kaplan and George Necakov.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	500

Average Market Capitalization	$1,631 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally even more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, it is likely that dividends and interest generated by the Fund will not exceed Fund expenses and therefore there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	7.18%	12.42%	13.48%

	Return After Taxes on
	Distributions	6.52	11.96	11.85

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	5.57	10.72	10.99

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 15.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on October 16, 2001. Performance information prior to that date is for Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to October 16, 2001 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

8 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RYTCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$213	$658	$1,129	$2,431
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.96%

Distribution (12b-1) fees	1.00%

Other expenses	0.14%

Total Annual Fund Operating Expenses	2.10%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

	Net Asset Value, Beginning of Period	$12.24	$10.68	$8.37	$8.64	$8.05

	Investment Operations
	Net investment income (loss)	0.02	0.01	(0.02)	—	—

	Net realized and unrealized gain (loss) on investments	0.87	1.73	2.37	(0.24)	0.80

	Total from investment operations	0.89	1.74	2.39	(0.24)	0.08

	Distributions
	Distributions from net investment income	—	(0.01)	—	(0.02)	—

	Distributions from net realized gain on investments	(0.55)	(0.18)	(0.08)	(0.03)	(0.21)

	Total distributions	(0.55)	(0.17)	(0.08)	(0.01)	(0.21)

	Net Asset Value, End of Period	$12.58	$12.24	$10.68	$8.37	$8.64

	Total Return	7.18%	16.35%	28.61%	(2.74)%	10.03%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$607	$502	$309	$121	$3

	Ratio of expenses to average net assets***	2.10%	2.13%	2.19%	2.20%	2.20	%††

	Ratio of net investment income (loss) to average net assets	0.17%	0.10%	0.26%	0.15%	(0.60	)%††

	Portfolio turnover rate	24%	22%	20%	22%	24%

*	The Consultant Class commenced operations on October 16, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2002 and 2001, these ratios would have been 2.25% and 3.38%††, respectively, before expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 9

ROYCE HERITAGE FUND

Investment Goal and Principal Strategies

      The investment goal of Royce Heritage Fund (formerly Royce TrustShares Fund) is long-term growth of capital. Royce invests the Fund’s assets primarily in equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 7,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	124

Average Market Capitalization	$872 million

      In addition to regular accounts, the Fund offers GiftShare Accounts, trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com for an information packet.

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	7.70%	11.13%	17.63%

	Return After Taxes on
	Distributions	4.87	9.47	15.13

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.05	9.12	14.47

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.92% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years and does not reflect the 2% redemption fee imposed on shares held for less than three years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on December 7, 2001. Performance information prior to that date is for Service Class shares, not offered in this Prospectus, that have 12b-1 fees that are 0.75% lower than those of the Consultant Class. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to December 7, 2001 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes or of any gift taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

10 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RYGCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Annual Trustee’s Fee – Applies Only to GiftShare Accounts	$50

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$252	$878	$1,528	$3,273
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2006, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	1.99%

Total Annual Fund Operating Expenses	3.99%

Expense Reimbursements	(1.50)%

Net Annual Fund Operating Expenses	2.49%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2006 and 2.99% through December 31, 2015.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

	Net Asset Value, Beginning of Period	$12.03	$11.50	$8.62	$11.08	$10.83

	Investment Operations
	Net investment income (loss)	(0.17)	(0.23)	(0.18)	(0.13)	—

	Net realized and unrealized gain (loss) on investments	1.11	2.40	3.33	(2.05)	0.25

	Total from investment operations	0.94	2.17	3.15	(2.18)	0.25

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(1.68)	(1.64)	(0.27)	(0.28)	—

	Total distributions	(1.68)	(1.64)	(0.27)	(0.28)	—

	Net Asset Value, End of Period	$11.29	$12.03	$11.50	$8.62	$11.08

	Total Return	7.70%	19.11%	36.65%	(19.78)%	2.31	%†

	Ratios/Supplemental Data
	Net assets, end of period (thousands)	$2,507	$1,885	$762	$342	$163

	Ratio of expenses to average net assets***	2.49%	2.49%	2.49%	2.49%	2.49	%††

	Ratio of net investment income (loss) to average net assets	(1.50)%	(1.94)%	(1.81)%	(1.97)%	(1.92	)%††

	Portfolio turnover rate	142%	86%	25%	66%	53%

*	The Consultant Class commenced operations on December 7, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 3.99%, 5.21%, 8.20%, 10.36% and 50.08%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 11

ROYCE OPPORTUNITY FUND

Investment Goal and Principal Strategies

Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino manages the Fund, assisted by William Hench.

Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of U.S. companies with market capitalizations less than $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in the securities of foreign issuers.

	PORTFOLIO DIAGNOSTICS (12/31/05)
Normally, the Fund will invest at least 65% of its net assets in equity securities.	Number of Holdings	293

	Median Market Capitalization	$479 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(11/19/96)

	Return Before Taxes	4.76%	15.69%	17.59%

	Return After Taxes on
	Distributions	2.90	14.66	15.70

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	5.62	13.62	14.80

	Russell 2000*	4.55	8.22	8.93
During the period shown in the bar chart, the highest return for a calendar quarter was 31.94% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.76% (quarter ended 9/30/02).	*Reflects no deductions for fees, expenses or taxes.

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006. The performance information shown is for the Fund’s Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns would have been lower.

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

12  |  THE ROYCE FUND PROSPECTUS 2006

Symbol: ROFCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$217	$670	$1,149	$2,472

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.14%

Total Annual Fund Operating Expenses	2.14%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Investment Class used for illustrative purposes.) The Fund’s Consultant Class commenced operations on March 30, 2006. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund’s Investment Class (assuming reinvestment of all dividends and distributions) that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns would have been lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001

	Net Asset Value, Beginning of Period	$13.31	$12.14	$7.37	$9.01	$7.78

	Investment Operations
	Net investment income (loss)	(0.05)	(0.07)	(0.06)	(0.04)	(0.01)

	Net realized and unrealized gain (loss) on investments	0.70	2.17	5.41	(1.50)	1.35

	Total from investment operations	0.65	2.10	5.35	(1.54)	1.34

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(1.67)	(0.93)	(0.58)	(0.11)	(0.11)

	Total distributions	(1.67)	(0.93)	(0.58)	(0.11)	(0.11)

	Shareholder Redemption Fees	—	—	—	0.01	—

	Net Asset Value, End of Period	$12.29	$13.31	$12.14	$7.37	$9.01

	Total Return	4.76%	17.51%	72.87%	(17.01)%	17.32%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$1,491	$1,677	$1,312	$635	$577

	Ratio of expenses to average net assets	1.14%	1.14%	1.15%	1.17%	1.19%

	Ratio of net investment income (loss) to average net assets	(0.38)%	(0.55)%	(0.65)%	(0.49)%	(0.19)%

	Portfolio turnover rate	42%	47%	55%	46%	44%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ROYCE FUND PROSPECTUS 2006 | 13

ROYCE SPECIAL EQUITY FUND

Investment Goal and Principal Strategies

     The investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $2.5 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus manages the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	61

Average Market Capitalization	$710 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(5/1/98)

	Return Before Taxes	-2.16%	16.08%	9.90%

	Return After Taxes on
	Distributions	-2.54	15.72	9.55

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	-0.88	14.10	8.59

	Russell 2000*	4.55	8.22	5.70
During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).	*Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on June 2, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that have no 12b-1 fees. If Consultant Class’s 12b-1 fees had been reflected, total returns prior to June 2, 2003 would have been lower.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

14 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RSQCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$229	$706	$1,210	$2,595

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.26%

Total Annual Fund Operating Expenses	2.26%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Consultant Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003	*,**

Net Asset Value, Beginning of Period	$19.47	$17.89	$15.06

Investment Operations
Net investment income (loss)	(0.03)	(0.02)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.39)	2.28	3.07

Total from investment operations	(0.42)	2.26	2.99

Distributions
Distributions from net investment income	—	(0.01)	(0.01)

Distributions from net realized gain on investments	(0.50)	(0.67)	(0.15)

Total distributions	(0.50)	(0.68)	(0.16)

Net Asset Value, End of Period	$18.55	$19.47	$17.89

Total Return	(2.16)%	12.66%	19.91	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$17,517	$20,277	$9,944

Ratio of expenses to average net assets***	2.26%	2.28%	2.20	%††

Ratio of net investment income (loss) to average net assets	(0.15)%	(0.09)%	(0.81	)%††

Portfolio turnover rate	22%	17%	22%

*	The Consultant Class commenced operations on June 2, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2003, this ratio would have been 3.21%†† before expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 15

ROYCE VALUE FUND

Investment Goal and Principal Strategies

      Royce Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth. The Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. W. Whitney George and Jay Kaplan co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	71

Median Market Capitalization	$1,697 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -21.02% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (6/14/01)

		Return Before Taxes	17.23%	18.44%

		Return After Taxes on Distributions	16.72	17.53

		Return After Taxes on Distributions and Sale of Fund Shares	11.38	15.66

		Russell 2000*	4.55	8.34
	*	Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees that are 0.75% lower than those of the Consultant Class. If Consultant Class’s higher 12b-1 fees had been reflected, total returns would have been lower.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

16 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RVFCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$231	$712	$1,220	$2,615

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.28%

Total Annual Fund Operating Expenses	2.28%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The Fund’s Consultant Class commenced operations on March 30, 2006. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that have lower 12b-1 fees. If Consultant Class’s higher 12b-1 fees had been reflected, total returns would have been lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$8.39	$6.56	$4.35	$5.89	$5.00

Investment Operations
Net investment income (loss)	$(0.03)	(0.06)	(0.04)	(0.06)	(0.03)

Net realized and unrealized gain (loss) on investments	1.46	2.07	2.40	(1.32)	0.99

Total from investment operations	1.43	2.01	2.36	(1.38)	0.96

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Total distributions	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Shareholder Redemption Fees	0.01	$0.01	—	—	—

Net Asset Value, End of Period	$9.67	$8.39	$6.56	$4.35	$5.89

Total Return	17.23%	30.94%	54.32%	(23.51)%	19.20	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$113,451	$38,713	$4,034	$1,319	$1,491

Ratio of expenses to average net assets***	1.28%	1.49%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.77)%	(0.73)%	(1.26)%	(1.39	)%††

Portfolio turnover rate	44%	83%	181%	89%	74%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.53%, 2.15%, 3.46%, 3.08% and 4.18%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not Annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 17

ROYCE VALUE PLUS FUND

Investment Goal and Principal Strategies

      Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. In addition, the Fund will give consideration to those companies that Royce believes have above-average growth prospects. In the upper end of its universe (companies with stock market capitalizations from $500 million to $5 billion), the Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage, consistent with its value approach to investing. In the micro-cap sector (which we define as companies with stock market capitalizations less than $500 million), the Fund will invest in securities, selected from a universe of more than 5,500 companies, that it believes are trading significantly below its estimate of their current worth. W. Whitney George and James A. Skinner III co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such mid-, small- and/or micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	91

Average Market Capitalization	$868 million

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-, mid- and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -22.26% (quarter ended 9/30/02).	ANNUALIZED TOTAL RETURNS Through 12/31/05

			1 Year	Since Inception (6/14/01)

		Return Before Taxes	13.20%	24.43%

		Return After Taxes on Distributions	12.50	23.43

		Return After Taxes on Distributions and Sale of Fund Shares	9.01	21.06

		Russell 2000*	4.55	8.34
	*	Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since its inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Consultant Class commenced operations on March 30, 2006. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees that are 0.75% lower than those of the Consultant Class. If Consultant Class’s higher 12b-1 fees had been reflected, total returns would have been lower.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

18 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RVPCX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years

On purchases held for six months or more	None	$220	$679	$1,164	$2,503

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.17%

Total Annual Fund Operating Expenses	2.17%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The Fund’s Consultant Class commenced operations on March 30, 2006. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that have lower 12b-1 fees. If Consultant Class’s higher 12b-1 fees had been reflected, total returns would have been lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$10.94	$8.57	$4.97	$5.97	$5.00

Investment Operations
Net investment income (loss)	$(0.04)	(0.08)	(0.05)	(0.07)	(0.03)

Net realized and unrealized gain (loss) on investments	1.47	2.47	4.01	(0.81)	1.10

Total from investment operations	1.43	2.39	3.96	(0.88)	1.07

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Total distributions	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Shareholder Redemption Fees	$0.01	$0.02	—	—	—

Net Asset Value, End of Period	$12.03	$10.94	$8.57	$4.97	$5.97

Total Return	13.20%	28.19%	79.88%	(14.74)%	21.47	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$293,856	$211,981	$20,405	$3,934	$2,217

Ratio of expenses to average net assets***	1.17%	1.30%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.54)%	(0.84)%	(0.91)%	(1.29)%	(1.46	)%††

Portfolio turnover rate	62%	56%	161%	110%	62%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.42%, 1.55%, 2.01%, 2.10% and 3.71%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not Annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 19

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization

is the number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 is an

unmanaged index of U.S. small-

company common stocks that

Royce and others use to

benchmark the performance of

small- and micro-cap funds.

It includes the smallest 2,000

companies (based on market

capitalization) among the largest

3,000 companies tracked by

Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

    Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

     As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the small-cap universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. Certain Funds in this Prospectus may also invest in mid-cap securities. Defined as those companies with market caps between $2.5 billion and $5 billion, the sector includes approximately 500 companies. In general, mid-caps share the same characteristics as the upper tier of small-cap. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

20 | THE ROYCE FUND PROSPECTUS 2006

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Opportunity and Value Plus Funds) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

     Royce’s value approach strives to reduce some of the other risks of investing in mid-, smalland micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Pennsylvania Mutual, Royce Micro-Cap, Total Return and Opportunity Funds.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-19.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS 2006 | 21

MANAGEMENT OF THE FUNDS

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity securities

of small- and micro-cap companies

that are trading significantly below

our assessment of their current

worth, with the expectation that

their market prices should

increase toward this estimate,

resulting in capital appreciation

for Fund investors.

Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds in this Prospectus: Pennsylvania Mutual, Royce Premier, Total Return and Heritage Funds.

Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager or Co- Manager for Royce Micro-Cap, Premier, Value and Value Plus Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Jay Kaplan, Principal, who serves as Co-Manager or Assistant Portfolio Manager for Pennsylvania Mutual, Royce Total Return and Royce Value Funds; James A. Skinner III, Principal, who serves as Co-Manager of Royce Value Plus Fund. Chris Flynn, Principal; James Harvey, who serves as Assistant Portfolio Manager for Pennsylvania Mutual and Royce Heritage Funds; Jenifer L. Taylor, who serves as Co-Manager for Royce Micro-Cap Fund; William Hench, who serves as Assistant Portfolio Manager for Royce Opportunity Fund; and Lauren Romeo, who serves as Assistant Portfolio Manager for Pennsylvania Mutual and Royce Premier Funds. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).

Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

22 | THE ROYCE FUND PROSPECTUS 2006

     The Fund’s Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds. The Royce Fund has adopted a distribution plan for the Consultant Class under Rule 12b-1. Under this plan and the distribution agreements, the Consultant Class is obligated to pay a fee to RFS of up to 1.00% per year of its respective average net assets. RFS uses this fee to cover sales-related, shareholder servicing and account maintenance costs and to pay sales commissions and other fees to broker-dealers that introduce investors to the Funds. Because these fees are paid out of each Fund’s assets in the Consultant Class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the distribution plan nor the distribution agreements currently provide for any suspension or reduction of the 1.00% fee payable by the Consultant Class of any Fund if it closes to new investors.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street, through its agent, Boston Financial Data Services – Midwest (“BFDS”), is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:

Annual Rate of Fund’s Average Net Assets
■	Pennsylvania Mutual Fund
• 1.00% of the first $50,000,000
• 0.875% of the next $50,000,000 and
• 0.75% of any additional average net assets
■	Royce Premier, Total Return, Heritage, Opportunity, Special Equity, Value and Value Plus Funds
• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000 and
• 0.85% of any additional average net assets
■	Royce Micro-Cap Fund
• 1.30% of the first $2,000,000,000
• 1.25% of the next $2,000,000,000
• 1.20% of the next $2,000,000,000 and
• 1.15% of any additional average net assets

For 2005, the actual net fees, after waivers, paid to Royce on average net assets were 0.76% for Pennsylvania Mutual Fund, 1.30% for Royce Micro-Cap Fund, 0.98% for Royce Premier Fund, 0.96% for Royce Total Return Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Special Equity Fund, 1.00% for Royce Value Fund and 1.00% for Royce Value Plus Fund.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ June 30 Semiannual Report to Shareholders.

THE ROYCE FUND PROSPECTUS 2006 | 23

Net Asset Value (NAV) is the value of

each Class of a Fund’s net assets

divided by the number of its

outstanding shares.

Total return is the percentage rate of

return on an amount invested in a

fund from the beginning to the end of

the stated period.
GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2006.

	Purchasing Shares	PURCHASING SHARES

      If you purchase Fund shares through a third party, such as a bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

      If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS, Royce and/or the Funds may compensate broker-dealers, financial inter-mediaries and other service providers that introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

		Minimum initial investments for shares purchased directly from The Royce Fund, excluding GiftShare Accounts in Royce Heritage Fund.
		Account Type	Minimum
		Regular Account	$2,000
		IRA	$,1000
		Automatic Investment or Direct Deposit Plan Accounts	$1,000
		403(b)(7) or 401(k) Accounts	None
		The minimum for subsequent investments is $50, regardless of account type.

		PURCHASING SHARES IN A GIFTSHARE ACCOUNT IN ROYCE HERITAGE FUND
			Minimum
		GiftShare Accounts	$5,000
		The minimum for subsequent investments is $100.

Customer Identification Program

 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

 You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

24 | THE ROYCE FUND PROSPECTUS 2006

Early Redemption Fee

      In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund that you held for less than six months. The fee is payable to the Fund out of the proceeds otherwise payable to you.

      The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2006, these shares would be subject to the fee if you were to redeem them prior to December 1, 2006. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2006.

      You will incur no fee on shares that you acquire through distribution reinvestment but, except as described below, the redemption fee will apply to shares that you exchange into another Royce Fund in this Prospectus (exchanges from GiftShare Accounts in Royce Heritage Fund are not permitted). The following types of shareholders and accounts are generally exempt from the early redemption fee: participants in Automatic Investment or Automatic Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund. However, these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

      The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.

      The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

     Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs

THE ROYCE FUND PROSPECTUS 2006 | 25

associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

      The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

      The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

      The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

      With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

      Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value Per Share

      Net asset value per share is calculated by dividing the value of the net assets of each Class of a Fund by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as

26 | THE ROYCE FUND PROSPECTUS 2006

determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Funds will value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

      The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of a Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

     A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

      Reports

     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details about e-Delivery services.

THE ROYCE FUND PROSPECTUS 2006 | 27

Dividends, Distributions And Taxes

      Royce Total Return Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

      Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

      If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

      You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

      The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

28 | THE ROYCE FUND PROSPECTUS 2006

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Funds’ annual distributions normally consist primarily of capital gains:

	Rate for 10% and 15%	Rate for 25% and higher
Distribution	tax bracket investors	tax bracket investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

    The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

THE ROYCE FUND PROSPECTUS 2006 | 29

For More Information
TheRoyceFund
More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

CON-PRO-0506
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P R O S P E C T U S

Royce Premier Fund	May 1, 2006

Royce Low-Priced Stock Fund
Institutional Class Shares

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce 100 Fund

www.roycefunds.com

The RoyceFund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

The Institutional Class of shares of The Royce Funds is designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions.

The information on pages 2-21 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 22-23 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 24-25.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses primarily on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS 2006  |  1

ROYCE PREMIER FUND

Investment Goal and Principal Strategies

      Royce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier”—those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Charles M. Royce and W. Whitney George co-manage the Fund, assisted by Lauren Romeo.

     Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	60

Average Market Capitalization	$1,980 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	17.17%	15.13%	14.71%

	Return After Taxes on
	Distributions	16.34	14.48	13.35

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	12.26	13.10	12.45

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on September 17, 2002. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

2 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RPFIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$104	$325	$563	$1,248
Management fees	0.98%

Distribution (12b-1) fees	None

Other expenses	0.04%

Total Annual Fund Operating Expenses	1.02%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Institutional Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002	*,**

Net Asset Value, Beginning of Period	$15.15	$12.91	$9.39	$9.64

Investment Operations
Net investment income (loss)	0.01	(0.04)	(0.00)	(0.01)

Net realized and unrealized gain (loss) on investments	2.59	2.99	3.65	0.10

Total from investment operations	2.60	2.95	3.65	0.09

Distributions
Distributions from net investment income	—	—	—	—

Distributions from net realized gain on investments	(0.84)	(0.71)	(0.13)	(0.34)

Total distributions	(0.84)	(0.71)	(0.13)	(0.34)

Net Asset Value, End of Period	$16.91	$15.15	$12.91	$9.39

Total Return	17.17%	22.96%	38.84%	0.86	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$235.9	$104.5	$24.1	$4.5

Ratio of expenses to average net assets***	1.02%	1.04%	1.04%	1.04	%††

Ratio of net investment income (loss) to average net assets	0.04%	(0.30)%	(0.03)%	(0.28	)%††

Portfolio turnover rate	20%	24%	26%	33%

*	The Institutional Class commenced operations on September 17, 2002.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2004, 2003 and 2002 these ratios would have been 1.06%, 1.14% and 1.58%,†† respectively, before expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 3

ROYCE LOW-PRICED STOCK FUND

Investment Goal and Principal Strategies

      Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio will be less than $25. Institutional investors generally do not make very low-priced securities (those trading at less than $10 per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth. W. Whitney George manages the Fund, assisted by James A. Skinner III.

     Normally, the Fund will invest at least 80% of its net assets in such low-priced equity securities. At least 65% of these securities will be issued by small- and micro-cap companies with market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	197

Average Market Capitalization	$955 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	9.66%	13.45%	16.33%

	Return After Taxes on
	Distributions	8.33	13.01	14.62

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.86	11.76	13.63

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -21.50% (quarter ended 9/30/98).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Funds benchmark index. The Institutional Class commenced operations on January 3, 2006. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because all classes invest in the same portfolio of securities. The returns will differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

4 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RLPIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$126	$404	$703	$1,552
Management fees	1.12%

Distribution (12b-1) fees	None

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.29%

Fee Waivers and Expense Reimbursements	(0.05)%

Net Annual Fund Operating Expenses	1.24%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.24% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund (assuming reinvestment of all distributions). The Institutional Class commenced operations on January 3, 2006. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because all classes invest in the same portfolio of securities. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001 *

Net Asset Value, Beginning of Period	$15.33	$13.98	$9.75	$11.67	$9.35

Investment Operations
Net investment income (loss)	(0.10)	(0.14)	(0.07)	(0.08)	(0.06)

Net realized and unrealized gain (loss) on investments	1.58	2.04	4.36	(1.83)	2.39

Total from investment operations	1.48	1.90	4.29	(1.91)	2.33

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(1.28)	(0.55)	(0.06)	(0.02)	(0.02)

Total distributions	(1.28)	(0.55)	(0.06)	(0.02)	(0.02)

Shareholder Redemption Fees	—	—	—	0.01	0.01

Net Asset Value, End of Period	$15.53	$15.33	$13.98	$9.75	$11.67

Total Return	9.66%	13.64%	44.02%	(16.28)%	25.07%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,909	$4,769	$3,046	$1,787	$1,025

Ratio of expenses to average net assets**	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.68)%	(1.00)%	(0.70)%	(0.74)%	(0.54)%

Portfolio turnover rate	21%	26%	42%	29%	31%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.54%, 1.71%, 1.94%, 1.97% and 2.02%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS 2006 | 5

ROYCE TOTAL RETURN FUND

Investment Goals and Principal Strategies

      The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 7,300 small- and micro-cap companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund, assisted by Jay Kaplan and George Necakov.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	500

Average Market Capitalization	$1,631 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	8.31%	13.39%	13.96%

	Return After Taxes on
	Distributions	7.46	12.74	12.24

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	6.54	11.51	11.40

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 15.87% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on March 4, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the classes have different expenses.

      The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

6 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RTIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$102	$318	$552	$1,225
Management fees	0.96%

Distribution (12b-1) fees	None

Other expenses	0.04%

Total Annual Fund Operating Expenses	1.00%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Institutional Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003	*,**

Net Asset Value, Beginning of Period	$12.30	$10.71	$7.88

Investment Operations
Net investment income (loss)	0.16	0.13	0.10

Net realized and unrealized gain (loss) on investments	0.86	1.76	2.90

Total from investment operations	1.02	1.89	3.00

Distributions
Distributions from net investment income	(0.14)	(0.13)	(0.09)

Distributions from net realized gain on investments	(0.55)	(0.17)	(0.08)

Total distributions	(0.69)	(0.30)	(0.17)

Net Asset Value, End of Period	$12.63	$12.30	$10.71

Total Return	8.31%	17.78%	38.16	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$214.3	$124.3	$67.9

Ratio of expenses to average net assets***	1.00%	1.04%	1.04	%††

Ratio of net investment income (loss) to average net assets	1.30%	1.20%	1.54	%††

Portfolio turnover rate	24%	22%	20%

*	The Institutional Class commenced operations on March 4, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2003, this ratio would have been 1.07%†† before fee waivers by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 7

ROYCE HERITAGE FUND

Investment Goal and Principal Strategies

      The investment goal of Royce Heritage Fund (formerly Royce TrustShares Fund) is long-term growth of capital. Royce invests the Fund’s assets primarily in equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 7,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey.

     Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	124

Average Market Capitalization	$872 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	8.74%	12.04%	18.12%

	Return After Taxes on
	Distributions	6.12	10.47	15.66

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.58	9.95	14.93

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.70% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes will be invested in the same portfolio of securities. The returns will differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

8 | THE ROYCE FUND PROSPECTUS 2006

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$131	$417	$725	$1,598
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.33%

Total Annual Fund Operating Expenses	1.33%

Expense Reimbursements	(0.04)%

Net Annual Fund Operating Expenses	1.29%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.29% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because each class invests in the same portfolio of securities. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001

Net Asset Value, Beginning of Period	$13.00	$12.19	$9.03	$11.47	$9.99

Investment Operations
Net investment income (loss)	(0.06)	(0.12)	(0.08)	(0.09)	(0.08)

Net realized and unrealized gain (loss) on investments	1.21	2.57	3.51	(2.07)	2.12

Total from investment operations	1.15	2.45	3.43	(2.16)	2.04

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(1.68)	(1.64)	(0.27)	(0.28)	(0.56)

Total distributions	(1.68)	(1.64)	(0.27)	(0.28)	(0.56)

Net Asset Value, End of Period	$12.47	$13.00	$12.19	$9.03	$11.47

Total Return	8.74%	20.35%	38.09%	(18.93)%	20.51%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$58,905	$52,891	$34,143	$23,312	$26,145

Ratio of expenses to average net assets**	1.43%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.44)%	(0.95)%	(0.81)%	(0.85)%	(0.81)%

Portfolio turnover rate	142%	86%	25%	66%	53%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.58%, 1.55%, 1.63%, 1.63% and 1.64%, respectively, before fee waivers and expense reimbursements by Royce.

THE ROYCE FUND PROSPECTUS 2006 | 9

ROYCE OPPORTUNITY FUND

Investment Goal and Principal Strategies

      Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino manages the Fund, assisted by William Hench.

     Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in the securities of foreign issuers.

     Normally, the Fund will invest at least 65% of its net assets in equity securities.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	293

Average Market Capitalization	$479 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(11/19/06)

	Return Before Taxes	4.90%	15.76%	17.63%

	Return After Taxes on
	Distributions	3.04	14.73	15.74

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	5.71	13.69	14.84

	Russell 2000*	4.55	8.22	8.93
During the period shown in the bar chart, the highest return for a calendar quarter was 31.89% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -27.76% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on December 12, 2001. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

10 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RQFIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$106	$333	$578	$1,282
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.05%

Total Annual Fund Operating Expenses	1.05%

Expense Reimbursements	(0.01)%

Net Annual Fund Operating Expenses	1.04%

Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.04% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Institutional Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$13.34	$12.16	$7.38	$9.01	$8.71

Investment Operations
Net investment income (loss)	(0.04)	(0.06)	(0.05)	(0.03)	—

Net realized and unrealized gain (loss) on investments	0.71	2.17	5.41	(1.49)	0.30

Total from investment operations	0.67	2.11	5.36	(1.52)	0.30

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(1.67)	(0.93)	(0.58)	(0.11)	—

Total distributions	(1.67)	(0.93)	(0.58)	(0.11)	—

Net Asset Value, End of Period	$12.34	$13.34	$12.16	$7.38	$9.01

Total Return	4.90%	17.57%	72.91%	(16.90)%	3.44	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$199.3	$193.1	$85.8	$31.9	$5.2

Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.04	%††

Ratio of net investment income (loss) to average net assets***	(0.28)%	(0.44)%	(0.54)%	(0.32)%	(0.11	)%††

Portfolio turnover rate	42%	47%	55%	46%	44%

*	The Institutional Class commenced operations on December 12, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.05%, 1.06%, 1.08%, 1.14% and 1.92%††, respectively, before fee waivers by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 11

ROYCE SPECIAL EQUITY FUND

Investment Goal and Principal Strategies

      The investment goal of Royce Special Equity Fund is long-term growth of capital. Royce invests the Fund’s assets primarily in the equity securities of small- and micro-cap companies with market capitalizations less than $2.5 billion. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff. Charles R. Dreifus manages the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	61

Average Market Capitalization	$710 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

				Since Inception
		1 Year	5 Year	(5/1/98)

	Return Before Taxes	-0.93%	16.78%	10.33%

	Return After Taxes on
	Distributions	-1.49	16.33	9.92

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	0.16	14.72	8.98

	Russell 2000*	4.55	8.22	5.70
During the period shown in the bar chart, the highest return for a calendar quarter was 20.87% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class commenced operations on July 25, 2003. Performance information prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

12 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RSEIX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$107	$334	$579	$1,283
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.05%

Total Annual Fund Operating Expenses	1.05%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Institutional Class and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003	*,**

Net Asset Value, Beginning of Period	$19.58	$17.95	$15.78

Investment Operations
Net investment income (loss)	(0.21)	0.10	0.01

Net realized and unrealized gain (loss) on investments	(0.39)	2.40	2.37

Total from investment operations	(0.18)	2.50	2.38

Distributions
Distributions from net investment income	(0.24)	(0.20)	(0.06)

Distributions from net realized gain on investments	(0.50)	(0.67)	(0.15)

Total distributions	(0.74)	(0.87)	(0.21)

Net Asset Value, End of Period	$18.66	$19.58	$17.95

Total Return	(0.93)%	13.97%	15.14	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$154.2	$162.8	$13.4

Ratio of expenses to average net assets***	1.05%	1.07%	1.10	%††

Ratio of net investment income (loss) to average net assets	1.08%	1.07%	0.24	%††

Portfolio turnover rate	22%	17%	22%

*	The Institutional Class commenced operations on July 25, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2003, this ratio would have been 1.36%†† before fee waivers by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 13

ROYCE VALUE FUND

Investment Goal and Principal Strategies

      Royce Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth. The Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. W. Whitney George and Jay Kaplan co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	71

Average Market Capitalization	$1,697 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			Since Inception
		1 Year	(6/14/01)

	Return Before Taxes	17.23%	18.44%

	Return After Taxes on
	Distributions	16.72	17.53

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	11.38	15.66

	Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -21.02% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

14 | THE ROYCE FUND PROSPECTUS 2006

     The information on page 14 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Institutional Class because each class invests in the same portfolio of securities. The returns will differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

		This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$106	$382	$679	$1,524
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.28%

Total Annual Fund Operating Expenses	1.28%

Fee Waivers and Expense Reimbursements	(0.24)%

Net Annual Fund Operating Expenses	1.04%
Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.04% through December 31, 2006.
THE ROYCE FUND PROSPECTUS 2006 | 15

ROYCE VALUE FUND (Continued)

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because each class invests in the same portfolio of securities. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$8.39	$6.56	$4.35	$5.89	$5.00

Investment Operations
Net investment income (loss)	(0.03)	(0.06)	(0.04)	(0.06)	(0.03)

Net realized and unrealized gain (loss) on investments	1.46	2.07	2.40	(1.32)	0.99

Total from investment operations	1.43	2.01	2.36	(1.38)	0.96

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Total distributions	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Shareholder Redemption Fees	0.01	0.01	—	—	—

Net Asset Value, End of Period	$9.67	$8.39	$6.56	$4.35	$5.89

Total Return	17.23%	30.94%	54.32%	(23.51)%	19.20	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$113,451	$39,713	$4,034	$1,319	$1,491

Ratio of expenses to average net assets***	1.28%	1.49%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.77)%	(0.73)%	(1.26)%	(1.39	)%††

Portfolio turnover rate	44%	83%	181%	89%	74%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.53%, 2.15%, 3.46%, 3.08% and 4.18%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

16 | THE ROYCE FUND PROSPECTUS 2006

ROYCE VALUE PLUS FUND

Investment Goal and Principal Strategies

      Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. In addition, the Fund will give consideration to those companies that Royce believes have above-average growth prospects. In the upper end of its universe (companies with stock market capitalizations from $500 million to $5 billion), the Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage, consistent with its value approach to investing. In the micro-cap sector (which we define as companies with stock market capitalizations less than $500 million), the Fund will invest in securities selected from a universe of more than 5,500 companies that Royce believes are trading significantly below its estimate of their current worth. W. Whitney George and James A. Skinner III co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such mid-, small- and/or micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	91

Average Market Capitalization	$868 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-, midand large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			Since Inception
		1 Year	(6/14/01)

	Return Before Taxes	13.20%	24.43%

	Return After Taxes on
	Distributions	12.50	23.43

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	9.01	21.06

	Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -22.26% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

THE ROYCE FUND PROSPECTUS 2006 | 17

ROYCE VALUE PLUS FUND (Continued)

     The information on page 17 provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Fund’s Institutional Class because each class invests in the same portfolio of securities. The returns will differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes; after-tax returns will differ for the Institutional Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

		This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of expense reimbursements in 1 year) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$106	$359	$631	$1,409
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.17%

Expense Reimbursements	(0.13)%

Net Annual Fund Operating Expenses	1.04%
Royce has contractually agreed to reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.04% through December 31, 2006.

18 | THE ROYCE FUND PROSPECTUS 2006

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single share. (Service Class used for illustrative purposes.) The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because each class invests in the same portfolio of securities. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$10.94	$8.57	$4.97	$5.97	$5.00

Investment Operations
Net investment income (loss)	(0.04)	(0.08)	(0.05)	(0.07)	(0.03)

Net realized and unrealized gain (loss) on investments	1.47	2.47	4.01	(0.81)	1.10

Total from investment operations	1.43	2.39	3.96	(0.88)	1.07

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Total distributions	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Shareholder Redemption Fees	0.01	0.02	—	—	—

Net Asset Value, End of Period	$12.03	$10.94	$8.57	$4.97	$5.97

Total Return	13.20%	28.19%	79.88%	(14.74)%	21.47	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$293,856	$211,981	$20,405	$3,934	$2,217

Ratio of expenses to average net assets***	1.17%	1.30%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.54)%	(0.84)%	(0.91)%	(1.29)%	(1.46	)%††

Portfolio turnover rate	62%	56%	161%	110%	62%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.42%, 1.55%, 2.01%, 2.10% and 3.71%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 19

ROYCE 100 FUND

Investment Goal and Principal Strategies

      Royce 100 Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by mid-, small- and micro-cap companies with stock market capitalizations less than $5 billion. Royce selects securities of approximately 100 “outstanding” mid-, small and micro-cap companies–those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce and James A. Skinner III co-manage the Fund, assisted by Lauren Romeo.

     Normally, the Fund will invest at least 80% of its net assets in equity securities, primarily issued by companies with stock market capitalizations less than $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	100

Average Market Capitalization	$1,156 million

Primary Risks for Fund Investors

     As with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk–the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

			Since Inception
		1 Year	(6/30/03)

	Return Before Taxes	14.89%	21.15%

	Return After Taxes on
	Distributions	13.52	20.22

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	10.12	17.88

	Russell 2000*	4.55	18.96
During the period shown in the bar chart, the highest return for a calendar quarter was 14.79% (quarter ended 12/31/04) and the lowest return for a calendar quarter was –2.92% (quarter ended 3/31/05).	* Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns because all classes will be invested in the same portfolio of securities. The returns will differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

20 | THE ROYCE FUND PROSPECTUS 2006

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers and expense reimbursements in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None
		1 Year	3 Years	5 Years	10 Years
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
		$106	$497	$912	$2,073
Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.82%

Total Annual Fund Operating Expenses	1.82%

Fee Waivers and Expense Reimbursements	(0.78)%

Net Annual Fund Operating Expenses	1.04%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.04% through December 31, 2006.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single share. (Service Class used for illustrative purposes.) The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Institutional Class has not yet commenced operations. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that would have substantially similar returns to the Institutional Class because each class invests in the same portfolio of securities. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003	**

Net Asset Value, Beginning of Period	$6.85	$5.53	$5.00

Investment Operations
Net investment income (loss)	(0.03)	(0.02)	(0.01)

Net realized and unrealized gain (loss) on investments	1.06	1.52	0.54

Total from investment operations	1.03	1.50	0.53

Distributions
Distributions from net investment income	—	—	—

Distributions from net realized gain on investments	(0.36)	(0.18)	(0.00)

Total distributions	(0.36)	(0.18)	(0.00)

Net Asset Value, End of Period	$7.52	$6.85	$5.53

Total Return	14.89%	27.24%	10.66	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$16,892	$8,748	$2,502

Ratio of expenses to average net assets***	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.34)%	(0.39	%††

Portfolio turnover rate	60%	97%	8%

*	The Fund commenced operations on June 30, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004 and 2003, these ratios would have been 2.07%, 2.84% and 3.68%, †† respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 21

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization

is the number of a company’s

outstanding shares of stock

multiplied by its most recent

closing price per share.

The Russell 2000 is an

unmanaged index of U.S. small-

company common stocks that

Royce and others use to

benchmark the performance of

small- and micro-cap funds.

It includes the smallest 2,000

companies (based on market

capitalization) among the largest

3,000 companies tracked by

Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

    Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

    As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the small-cap universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. Certain Funds in this Prospectus may also invest in mid-cap securities. Defined as those companies with market caps between $2.5 billion and $5 billion, the sector includes approximately 500 companies. In general, mid-caps share the same characteristics as the upper tier of the small-cap. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

22 | THE ROYCE FUND PROSPECTUS 2006

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Opportunity and Value Plus Funds) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

     Royce’s value approach strives to reduce some of the other risks of investing in mid-, smalland micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Due to its opportunistic approach, Royce Opportunity Fund may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its microcap holdings in Royce Low-Priced Stock, Total Return and Opportunity Funds.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-21.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term, fixed-income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS 2006 | 23

MANAGEMENT OF THE FUNDS

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity securities

of small- and micro-cap companies

that are trading significantly below

our assessment of their current

worth, with the expectation that

their market prices should

increase toward this estimate,

resulting in capital appreciation

for Fund investors.

Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds in this Prospectus: Royce Premier, Total Return, Heritage and 100 Funds.

Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager or Co-Manager for Royce Premier, Low-Priced Stock, Value and Value Plus Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Jay Kaplan, Principal, who serves as Assistant Portfolio Manager for Royce Total Return Fund and Co-Manager for Royce Value Fund; and James A. Skinner III, Principal, who serves as Co-Manager or Assistant Portfolio Manager of Royce Low-Priced Stock, Value Plus and 100 Funds. Chris Flynn, Principal; James Harvey, who serves as Assistant Portfolio Manager for Royce Heritage Fund; Jenifer L. Taylor; William Hench, who serves as Assistant Portfolio Manager for Royce Opportunity Fund; and Lauren Romeo, who serves as Assistant Portfolio Manager for Royce Premier and 100 Funds. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).

Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an

24 | THE ROYCE FUND PROSPECTUS 2006

Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

     The Fund’s Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, Boston Financial Data Services–Midwest (“BFDS”), is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:

Annual Rate of Fund’s Average Net Assets
■	Royce Premier, Total Return, Heritage, Opportunity, Special Equity, Value, Value Plus and 100 Funds
• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000 and
• 0.85% of any additional average net assets
■	Royce Low-Priced Stock Fund
• 1.15% of the first $2,000,000,000
• 1.10% of the next $2,000,000,000
• 1.05% of the next $2,000,000,000 and
• 1.00% of any additional average net assets

For 2005, the actual net fees, after waivers, paid to Royce on average net assets were 0.98% for Royce Premier Fund, 1.12% for Royce Low-Priced Stock Fund, 0.96% for Royce Total Return Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Special Equity Fund, 1.00% for Royce Value Fund, 1.00% for Royce Value Plus Fund and 0.67% for Royce 100 Fund.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ June 30 Semiannual Report to Shareholders.

THE ROYCE FUND PROSPECTUS 2006 | 25

Net Asset Value (NAV) is the

value of each Class of a Fund’s net

assets divided by the number of

its outstanding shares.

Total return is the percentage rate

of return on an amount invested

in a fund from the beginning to

the end of the stated period.	GENERAL SHAREHOLDER INFORMATION For more detailed information about The Royce Fund’s policies, please contact Investor Services at (800) 221-4268.
	Purchasing Shares	PURCHASING SHARES

     The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees or commissions to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

Minimum initial investments for shares purchased directly from The Royce Fund:
$1,000,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

     If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, financial intermediaries, Retirement Plan Recordkeepers, and other service providers that introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent the Board has determined that the services rendered to a Fund are for non-distribution-related shareholder services, including recordkeeping and account maintenance services.

Customer Identification Program

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

26 | THE ROYCE FUND PROSPECTUS 2006

Redeeming Shares

      You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

      The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

      The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities–redemption in kind–under certain circumstances.

      The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

      The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

     Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

      The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

      The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

      The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the

THE ROYCE FUND PROSPECTUS 2006 | 27

Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

      With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

      Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share

      Net asset value per share is calculated by dividing the value of the net assets of each Class of a Fund by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Funds will value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of a Fund is calculated
28 | THE ROYCE FUND PROSPECTUS 2006

as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

     A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website www.roycefunds.com The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

      Reports

     The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details.

      Dividends, Distributions And Taxes

     Royce Total Return Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

     If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

THE ROYCE FUND PROSPECTUS 2006 | 29

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Funds’ annual distributions normally consist primarily of capital gains:

		Rate for 10% and 15%	Rate for 25% and higher
	Distribution	tax bracket investors	tax bracket investors

	Qualified dividend income	5%	15%

	Other dividend income	Ordinary income rate	Ordinary income rate

	Short-term capital gains	Ordinary income rate	Ordinary income rate

	Long-term capital gains	5%	15%

    The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

30 | THE ROYCE FUND PROSPECTUS 2006

This Page Intentionally Left Blank

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For More Information
TheRoyceFund
More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

INST-PRO-0506


P R O S P E C T U S

Royce Premier Fund	May 1, 2006

Royce Total Return Fund
W Class Shares

www.roycefunds.com

TheRoyce Fund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

TABLE OF CONTENTS

Overview	1

Royce Premier Fund	2

Royce Total Return Fund	4

Investing in Small-Company Stocks	6

Management of the Funds	8

General Shareholder Information	10

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

This Prospectus relates only to the W Class shares of The Royce Funds, which are designed primarily for certain wrap fee programs offered through financial intermediaries.

The information on pages 2 – 5 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 6 – 7 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 8 – 9.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

Royce Premier Fund and Royce Total Return Fund may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses primarily on securities of small- and micro-cap companies.

THE ROYCE FUND PROSPECTUS 2006  |  1

ROYCE PREMIER FUND

Investment Goal and Principal Strategies

Royce Premier Fund’s investment goal is long-term growth of capital. Royce generally invests the Fund’s assets in a limited number of equity securities issued by small companies with stock market capitalizations between $500 million and $2.5 billion. Royce looks for companies that it considers “premier” — those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Charles M. Royce and W. Whitney George co-manage the Fund, assisted by Lauren Romeo.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	60

Average Market Capitalization	$1,980 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	17.14%	15.08%	14.68%

	Return After Taxes on
	Distributions	16.30	14.43	13.32

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	12.24	13.06	12.43

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.84% (quarter ended 9/30/01).	Russell 2000*	4.55	8.22	9.26
	*Reflects no deductions for fees, expenses or taxes.

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The W Class commenced operations on May 19, 2005. Performance prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have been substantially similar to the Fund’s W Class because all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes have different expenses.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax return depends on your tax situation, so it may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

2  |  THE ROYCE FUND PROSPECTUS 2006

Symbol: RPRWX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$106	$331	$574	$1,271

Management fees	0.98%

Distribution (12b-1) fees	None

Other expenses	0.06%

Total Annual Fund Operating Expenses	1.04%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the W Class and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005*	,**

Net Asset Value, Beginning of Period	$14.37

Investment Operations
Net investment income (loss)	0.01

Net realized and unrealized gain (loss) on investments	3.33

Total from investment operations	3.34

Distributions
Distributions from net investment income	—

Distributions from net realized gain on investments	(0.84)

Total distributions	(0.84)

Net Asset Value, End of Period	$16.87

Total Return	23.25%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$283,095

Ratio of expenses to average net assets	1.04%††

Ratio of net investment income (loss) to average net assets	0.06%††

Portfolio turnover rate	20%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	The W Class commenced operations on May 19, 2005.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 3

ROYCE TOTAL RETURN FUND

Investment Goal and Principal Strategies

The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Of the more than 7,300 small- and micro-cap companies, more than 1,900 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small- and micro-cap securities. Charles M. Royce manages the Fund, assisted by Jay Kaplan and George Necakov.

Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	500

Average Market Capitalization	$1,631 million

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in largercap companies or other asset classes. In the current low-yield environment, there is no assurance that there will be net investment income to distribute and, accordingly, that the Fund’s investment goal of current income will be achieved.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	8.24%	13.27%	13.90%

	Return After Taxes on
	Distributions	7.43	12.67	12.20

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	6.45	11.44	11.36

During the period shown in the bar chart, the highest return for a calendar quarter was 16.00% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -12.58% (quarter ended 9/30/01).	Russell 2000*	4.55	8.22	9.26
	*Reflects no deductions for fees, expenses or taxes.

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The W Class commenced operations on May 19, 2005. Performance prior to that date is for the Fund’s Investment Class shares, not offered in this Prospectus, that would have been substantially similar returns to the Fund’s W Class because all classes invest in the same portfolio of securities. The returns differ only to the extent that the classes have different expenses.

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax return depends on your tax situation, so it may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

4  |  THE ROYCE FUND PROSPECTUS 2006

Symbol: RTRWX

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None	1 Year	3 Years	5 Years	10 Years

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)		$108	$337	$585	$1,294

Management fees	0.96%

Distribution (12b-1) fees	None

Other expenses	0.10%

Total Annual Fund Operating Expenses	1.06%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the W Class and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005*	,**

Net Asset Value, Beginning of Period	$11.97

Investment Operations
Net investment income (loss)	0.11

Net realized and unrealized gain (loss) on investments	1.17

Total from investment operations	1.28

Distributions
Distributions from net investment income	(0.09)

Distributions from net realized gain on investments	(0.55)

Total distributions	(0.64)

Net Asset Value, End of Period	$12.61

Total Return	10.68%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$144,506

Ratio of expenses to average net assets	1.06%††

Ratio of net investment income (loss) to average net assets	1.38%††

Portfolio turnover rate	24%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	The W Class commenced operations on May 19, 2005.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2006 | 5

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization is the number

of a company’s outstanding shares

of stock multiplied by its most

recent closing price per share.

The Russell 2000 is an unmanaged

index of U.S. small-company

common stocks that Royce and

others use to benchmark the

performance of small- and

micro-cap funds. It includes the

smallest 2,000 companies (based

on market capitalization) among

the largest 3,000 companies

tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

    Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

     As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the small-cap universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

6 | THE ROYCE FUND PROSPECTUS 2006

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

     Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate companyspecific risk in its micro-cap investments by broadly diversifying portfolio holdings in Royce Total Return Fund.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2 – 5.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS 2006 | 7

	MANAGEMENT OF THE FUNDS

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity

securities of small- and micro-cap

companies that are trading

significantly below our

assessment

of their current worth, with the

expectation that their market

prices should increase toward

this

estimate, resulting in capital

appreciation for Fund investors.

Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Co-Manager for Royce Premier Fund and Portfolio Manager for Royce Total Return Fund.

Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Co-Manager for Royce Premier Fund; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Assistant Portfolio Manager for Royce Total Return Fund; Jay Kaplan, Principal, who serves as Assistant Portfolio Manager for Royce Total Return Fund; James A. Skinner III, Principal; Chris Flynn, Principal; James Harvey; Jenifer L. Taylor; William Hench; and Lauren Romeo, who serves as Assistant Portfolio Manager for Royce Premier Fund. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).

Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

8 | THE ROYCE FUND PROSPECTUS 2006

     The Fund’s Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

     Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:

•    1.00% of the first $2,000,000,000

•    0.95% of the next $2,000,000,000

•    0.90% of the next $2,000,000,000 and

•    0.85% of any additional average net assets

     Royce Fund Services, Inc. (RFS) distributes the Funds’ shares.

     For 2005, the actual fees paid to Royce on average net assets were 0.98% for Royce Premier Fund and 0.96% for Royce Total Return Fund.

     For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ June 30 Semiannual Report to Shareholders.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, Boston Financial Data Services—Midwest (“BFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS 2006 | 9

GENERAL SHAREHOLDER INFORMATION
Net Asset Value (NAV) is the

value of each Class of a Fund’s

net assets divided by the number

of its outstanding shares. Total

return is the percentage rate of

return on an amount invested in

a fund from the beginning to the

end of the stated period.

For more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares

W Class shares are primarily offered by financial intermediaries through certain wrap fee programs and to other institutional investors whose underlying beneficial accounts are maintained by the Fund’s transfer agent in omnibus accounts. If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. Royce Fund Services, Inc. and/or Royce may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares.

W Class shares are intended for omnibus accounts in excess of $1,000,000. Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund reserves the right both to suspend the offering of the Funds’ shares to new investors and to reject any specific purchase request.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Other Redemption Information

The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

10 | THE ROYCE FUND PROSPECTUS 2006

     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.

     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Funds’ minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time. Exchanges are only permitted between Funds in the W Class.

Frequent Trading of Fund Shares

     Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

     The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

     The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

     The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

     With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For

THE ROYCE FUND PROSPECTUS 2006 | 11

any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share

Net asset value per share is calculated by dividing the value of the net assets of each Class of a Fund by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Funds will value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Class of a Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your

12 | THE ROYCE FUND PROSPECTUS 2006

order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

      A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

Reports

      The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details.

Dividends, Distributions and Taxes

      Royce Total Return Fund pays dividends, if any, from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. Royce Premier Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

      If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

     You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.


THE ROYCE FUND PROSPECTUS 2006 | 13

	TAXATION OF DISTRIBUTIONS

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. (Private foundations, although generally exempt from federal income tax, may be subject to a 2% federal excise tax on their “net investment income.”)

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Fund’s annual distributions normally consist primarily of capital gains:

		Rate for 10% and 15%	Rate for 25% and higher
	Distribution	tax bracket investors	tax bracket investors

	Qualified dividend income	5%	15%

	Other dividend income	Ordinary income rate	Ordinary income rate

	Short-term capital gains	Ordinary income rate	Ordinary income rate

	Long-term capital gains	5%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

14 | THE ROYCE FUND PROSPECTUS 2006

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

For More Information
TheRoyceFund
More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are also available through our website at www.roycefunds.com

HTML and text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

INV-W-PRO-0506


P R O S P E C T U S

Royce Select Fund I	May 1, 2006

Royce Select Fund II
Investment Class Shares

Royce Select Fund III

www.roycefunds.com

TheRoyceFund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

This Prospectus relates only to the Investment Class of shares of Royce Select Funds I, II and III (the “Funds”).

The information on pages 2 – 11 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 12 - 14 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For biographical information about the portfolio managers of the respective Funds, please see pages 15 - 16.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may be a suitable investment as part of your overall investment plan if you are a “qualified investor” and you want to include a fund (or funds) that focuses primarily on mid-, small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS 2006  |  1

ROYCE SELECT FUND I

Investment Goal and Principal Strategies

      The investment goal of Royce Select Fund I, a fund designed for “qualified investors,” is long-term growth of capital. Royce generally invests the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio will be invested primarily in a limited number of equity securities issued by mid-, small- and micro-cap companies. Royce selects these securities from a universe of more than 7,800 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce and Lauren Romeo co-manage the Fund.

     Normally, at least 80% of the Fund’s long investments will be in equity securities of mid- and small-cap (from $500 million to $5 billion in market capitalization) and micro-cap (less than $500 million in market capitalization) companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	63

Average Market Capitalization	$1,281 million

      The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or in passively managed, exchange-traded funds that track performance of a market index (“ETFs”) through short sales. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes (i) it is issued by a company with a highly leveraged balance sheet, limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and either focused and/or broad-based market indices. The Fund will not sell short securities representing more than 35% of its net assets.

     The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

     The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 17 for more information.

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Select Fund I is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

      The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to largercap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid-, small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

      The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the

2 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RYSFX

security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a small- or micro-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.

      Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

      The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.

      Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

	ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year*	5 Year	Since Inception (11/18/98)

	Return Before Taxes	8.67%	15.52%	19.01%

	Return After Taxes on
	Distributions	7.48	13.51	16.89

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	10.37	12.98	16.11

	Russell 2000**	4.55	8.22	9.28
During the period shown in the bar chart, the highest return for a calendar quarter was 27.67% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.89% (quarter ended 9/30/02).	*Adjusted to reflect the 2% redemption fee on shares held for less than three years. ** Reflects no deductions for fees, expenses or taxes.

      The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index.

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution.

THE ROYCE FUND PROSPECTUS 2006 | 3

ROYCE SELECT FUND I (Continued)

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

			The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 13.4% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Maximum sales charge (load) imposed on purchases	None

	Maximum deferred sales charge	None

	Maximum sales charge (load) imposed on reinvested dividends	None

	Early redemption fee
			1 Year	3 Years	5 Years	10 Years
	On purchases held for three years or more	None
			$177	$323	$481	$943
	On purchases held for less than three years	2.00%
			You would pay the following expenses if you redeemed your shares:
	ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)
			1 Year	3 Years	5 Years	10 Years
	Performance fees	1.67%
			$400	$323	$481	$943
	Distribution (12b-1) fees	None

	Other expenses	None

	Total Annual Fund Operating Expenses	1.67%

*

Based on 12.5% of the Fund’s pre-fee, high watermarked return of 13.36% in 2005. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

4 | THE ROYCE FUND PROSPECTUS 2006

FINANCIAL HIGHLIGHTS INFORMATION

The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005	*,**	2004	*,**	2003	*,**	2002	*,**	2001 *

	Net Asset Value, Beginning of Period	$20.87		$19.81		$14.60		$17.70		$14.74

	Investment Operations
	Net investment income (loss)	(0.05)		(0.32)		(0.31)		(0.10)		(0.31)

	Net realized and unrealized gain (loss) on investments	2.32		4.08		7.39		(2.71)		3.90

	Total from investment operations	2.27		3.76		7.08		(2.81)		3.59

	Distributions
	Distributions from net investment income	—		—		—		—		—

	Distributions from net realized gain on investments	(3.99)		(2.71)		(1.88)		(0.31)		(0.63)

	Total distributions	(3.99)		(2.71)		(1.88)		(0.31)		(0.63)

	Shareholder Redemption Fees	$0.01		0.01		0.01		0.02		—

	Net Asset Value, End of Period	$19.16		$20.87		$19.81		$14.60		$17.70

	Total Return	10.87%		19.08%		48.67%		(15.82)%		24.50%

	Ratios/Supplemental Data
	Net assets, end of period (thousands)	$25,545		$24,917		$21,640		$16,183		$18,507

	Ratio of expenses to average net assets	1.67%		2.45%		2.69%		1.01%		2.72%

	Ratio of net investment income (loss) to average net assets	(0.22)%		(1.54)%		(1.74)%		(0.60)%		(2.13)%

	Portfolio turnover rate	83%		53%		30%		90%		54%

*	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.

**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ROYCE FUND PROSPECTUS 2006 | 5

ROYCE SELECT FUND II

Investment Goal and Principal Strategies

      The investment goal of Royce Select Fund II, a fund designed for “qualified investors,” is long-term growth of capital. Royce generally invests the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio will be invested primarily in a limited number of equity securities issued by mid-, small- and micro-cap companies. Royce selects these securities from a universe of more than 7,800 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce and James Harvey co-manage the Fund.

     Normally, at least 80% of the Fund’s long investments will be in equity securities of mid- and small-cap (from $500 million to $5 billion in market capitalization) and micro-cap (less than $500 million in market capitalization) companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	70

Average Market Capitalization	$433 million

      The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or in passively managed, exchange-traded funds that track the performance of a market index (“ETFs”) through short sales. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes (i) it is issued by a company with a highly leveraged balance sheet, limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and either focused and/or broad-based market indices. The Fund will not sell short securities representing more than 35% of its net assets.

      The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

      The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 17 for more information.

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Select Fund II is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid-, small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the

6 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RSFDX

security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a small- or micro-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.

      Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

      The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.

      Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The information below provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2000, the Fund’s benchmark index.

CUMULATIVE TOTAL RETURNS Through 12/31/05

	Royce Select Fund II	Russell 2000*

Since Inception (6/30/05)**	4.96%	5.88%
*	Reflects no deductions for fees, expenses or taxes.
**	Since-inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

			The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 9.0% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Maximum sales charge (load) imposed on purchases	None

	Maximum deferred sales charge	None

	Maximum sales charge (load) imposed on reinvested dividends	None

	Early redemption fee
			1 Year	3 Years	5 Years	10 Years
	On purchases held for three years or more	None
			$116	$257	$411	$857
	On purchases held for less than three years	2.00%
			You would pay the following expenses if you redeemed your shares:
	ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)
			1 Year	3 Years	5 Years	10 Years
	Performance fees	1.12%
			$332	$257	$411	$857
	Distribution (12b-1) fees	None

	Other expenses	None

	Total Annual Fund Operating Expenses	1.12%

*

Based on 12.5% of the Fund’s pre-fee, high watermarked return of 8.96% in 2005. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

THE ROYCE FUND PROSPECTUS 2006 | 7

ROYCE SELECT FUND II (Continued)

FINANCIAL HIGHLIGHTS INFORMATION

The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005*,**

Net Asset Value, Beginning of Period	$10.00

Investment Operations
Net investment income (loss)	(0.06)

Net realized and unrealized gain (loss) on investments	0.77

Total from investment operations	0.71

Distributions
Distributions from net investment income	—

Distributions from net realized gain on investments	—

Total distributions	—

Net Asset Value, End of Period	$10.71

Total Return	7.10%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$819

Ratio of expenses to average net assets	1.12%†

Ratio of net investment income (loss) to average net assets	(0.64)%†

Portfolio turnover rate	239%

*	The Fund commenced operations on June 30, 2005.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
†	Not annualized.

8 | THE ROYCE FUND PROSPECTUS 2006

ROYCE SELECT FUND III

Investment Goal and Principal Strategies

      The investment goal of Royce Select Fund III, a fund designed for “qualified investors,” is long-term growth of capital. Royce generally invests the Fund’s assets in both long and short positions in equity securities. The long portion of the Fund’s portfolio will be invested primarily in a limited number of equity securities issued by mid-, small- and micro-cap companies. Royce selects these securities from a universe of more than 7,800 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. W. Whitney George manages the Fund.

Normally, at least 80% of the Fund’s long investments will be in equity securities of mid- and small-cap (from $500 million to $5 billion in market capitalization) and micro-cap (less than $500 million in market capitalization) companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	50

Average Market Capitalization	$1,277 million

      The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or, in passively managed, exchange-traded funds that track the performance of a market index (“ETFs”), through short sales. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes (i) it is issued by a company with a highly leveraged balance sheet, limited growth prospects and/or that is poorly managed or (ii) a company’s securities, or an ETF, are otherwise over-priced. The short portion of the Fund’s portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and either focused and/or broad-based, market indices. The Fund will not sell short securities representing more than 35% of its net assets.

      The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

      The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are “qualified investors” (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund. Please see page 17 for more information.

Primary Risks for Fund Investors

      As with any mutual fund that invests in common stocks, Royce Select Fund III is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

      The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to largercap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid-, small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

      The Fund’s use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, or the price of the

THE ROYCE FUND PROSPECTUS 2006 | 9

ROYCE SELECT FUND III (Continued)

security is otherwise rising, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a “short squeeze” is significantly higher when the Fund is seeking to close out a short position in a small- or micro-cap security than it would be for a larger-cap security because of such securities’ lower trading volumes.

      Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

      The Fund’s borrowing may increase its volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.

      Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The information below provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Cumulative Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell 2000, the Fund’s benchmark index.

CUMULATIVE TOTAL RETURNS Through 12/31/05

	Royce Select Fund III	Russell 2000*

Since Inception (6/30/05)**	15.35%	5.88%
*	Reflects no deductions for fees, expenses or taxes.
**	Since-inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

			The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 19.6% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Maximum sales charge (load) imposed on purchases	None

	Maximum deferred sales charge	None

	Maximum sales charge (load) imposed on reinvested dividends	None

	Early redemption fee
			1 Year	3 Years	5 Years	10 Years
	On purchases held for three years or more	None
			$266	$419	$586	$1,070
	On purchases held for less than three years	2.00%
			You would pay the following expenses if you redeemed your shares:
	ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)
			1 Year	3 Years	5 Years	10 Years
	Performance fees	2.45%
			$500	$419	$586	$1,070
	Distribution (12b-1) fees	None

	Other expenses	None

	Total Annual Fund Operating Expenses	2.45%

*

Based on 12.5% of the Fund’s pre-fee, high watermarked return of 8.96% in 2005. Other expenses are shown as “none” because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

10 | THE ROYCE FUND PROSPECTUS 2006

Symbol: RSFTX

FINANCIAL HIGHLIGHTS INFORMATION

The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005*,**

Net Asset Value, Beginning of Period	$10.00

Investment Operations
Net investment income (loss)	(0.20)

Net realized and unrealized gain (loss) on investments	1.97

Total from investment operations	1.77

Distributions
Distributions from net investment income	—

Distributions from net realized gain on investments	—

Total distributions	—

Net Asset Value, End of Period	$11.77

Total Return	17.70%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$547

Ratio of expenses to average net assets	2.45%†

Ratio of net investment income (loss) to average net assets	(1.84)%†

Portfolio turnover rate	22%

*	The Fund commenced operations on June 30, 2005.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
†	Not annualized.

THE ROYCE FUND PROSPECTUS 2006 | 11

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization is the number

of a company’s outstanding shares

of stock multiplied by its most

recent closing price per share.

The Russell 2000 is an unmanaged

index of U.S. small-company

common stocks that Royce and

others use to benchmark the

performance of small- and

micro-cap funds. It includes the

smallest 2,000 companies (based

on market capitalization) among

the largest 3,000 companies

tracked by Frank Russell Company.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Although the investment goals, principal strategies and restrictions of Royce Select Fund I, Royce Select Fund II and Royce Select Fund III are identical, each Fund is managed by different portfolio managers at Royce. Therefore, the performance of each Fund may vary significantly depending on each portfolio manager’s tactics and skill in selecting investments for, and otherwise managing, the Fund’s portfolio.

Investing in Small- and Micro-Cap Stocks

     Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

    As a result, the purchase or sale of more than a limited number of shares of a small- or microcap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the Funds’ investment universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to microcap securities because they have somewhat greater trading volumes and narrower bid/ask prices. The Funds may also invest in mid-cap securities. Defined as those companies with market caps between $2.5 billion and $5 billion, the sector includes approximately 500 companies. In

12 | THE ROYCE FUND PROSPECTUS 2006

general, mid-caps share the same characteristics as the upper tier of small-cap. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

Short Sales

     Each Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. Each Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration. Each Funds’s use of short sales involves additional investment risks and transaction costs. While short sales can be used to further each Fund’s investment goal, under certain market conditions they can increase the volatility of the Fund and decrease its liquidity. If a Fund uses the short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. Each Fund’s potential loss from an uncovered short position in an equity security or stock index is unlimited. (See “Primary Risks for Fund Investors” above).

     Each Fund may sell a security short only on a fully collateralized basis, which requires that the fund establish and maintain a segregated account. Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the Broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. Each Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

Borrowing

     The Funds may borrow money in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Borrowing will exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market price of securities in each Fund’s portfolioon the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

THE ROYCE FUND PROSPECTUS 2006 | 13

VALUE INVESTING

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity

securities of small- and micro-cap

companies that are trading

significantly below our assessment

of their current worth, with the

expectation that their market

prices should increase toward this

estimate, resulting in capital

appreciation for Fund investors.

Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

      Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

      Royce’s value approach strives to reduce some of the other risks of investing in mid-, smalland micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate companyspecific risk in its micro-cap investments by broadly diversifying portfolio holdings.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2 - 11.

      Although Royce’s approach to security selection seeks to reduce downside risk to the Funds’ portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

      The Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

14 | THE ROYCE FUND PROSPECTUS 2006

MANAGEMENT OF THE FUNDS

      Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of its assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Co-Manager for Royce Select Fund I and Royce Select Fund II. Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager for Royce Select Fund III; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was a Managing Director of Lazard Freres & Co., LLC.

      Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies; Jay Kaplan, Principal, James A. Skinner III, Principal; Chris Flynn, Principal; James Harvey, who serves as Co-Manager of Royce Select Fund II; Jenifer L. Taylor; William Hench; and Lauren Romeo, who serves as Co-Manager for Royce Select Fund I.

      Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000).

      The Funds’ Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

THE ROYCE FUND PROSPECTUS 2006 | 15

Net Asset Value (NAV) is the

value of each Class of a Fund’s net

assets divided by the number of

its outstanding shares.

Total return is the percentage rate

of return on an amount invested

in a fund from the beginning to

the end of the stated period.

    State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, Boston Financial Data Services-Midwest (“BFDS”), is the Funds’ transfer agent. Royce Fund Services, Inc., a wholly-owned subsidiary of Royce & Associates, LLC, serves as distributor of the Funds’ shares.

Performance Fee

    As compensation for its services to each Fund and for paying each Fund’s other ordinary operating expenses as set forth below, Royce is entitled to receive from each Fund a performance fee of 12.5% of the Fund’s pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund’s then current assets.

    Fees are subject to a high watermark test. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. Conversely, Fund shares will bear a fee for any day on which the Fund’s pre-fee cumulative total return exceeds its pre-fee cumulative total return as of the day on which a fee was last accrued. This high watermark test is measured from the Fund’s commencement of operations and therefore could result in either Fund shares bearing a fee in a calendar year when the Fund’s return is negative, or not bearing a fee in a calendar year when the Fund’s total return is positive. In either event, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual.

    For a discussion of the basis of the Board of Trustees’ most recent approval of the Fund’s investment advisory agreements, please see the Funds’ most recent Report to Shareholders.

Responsibility for Payment of Other Operating Expenses

    Royce is responsible for paying all of the Funds’ other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business.

16 | THE ROYCE FUND PROSPECTUS 2006

INVESTING IN ROYCE SELECT FUNDS I, II AND III

Who May Invest in the Funds

     Only “qualified investors” may invest in the Funds. A “qualified investor” is defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” The term qualified client includes:

(a)     an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf ) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse), of more than $1,500,000 at the time of the purchase; or

(b)     an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

     The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Funds. Qualified investors (or any persons acting on their behalf ) must represent to The Royce Fund and Royce in writing that they are investing in the Funds for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Funds’ shares in order to prevent persons who are not qualified investors from purchasing them.

THE ROYCE FUND PROSPECTUS 2006 | 17

GENERAL SHAREHOLDER INFORMATION

     For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2006 or contact Investor Services at (800) 221-4268.

To Invest in Royce Select Fund I, II or III

     To open a new account directly with the Funds, please call Investor Services at (800) 221-4268 for an Account Application. Investments in the Funds may also be made through a registered investment advisor, broker-dealer, trust company or other financial intermediary who has previously established a relationship with Royce for these Funds.

	Purchasing Shares	PURCHASING SHARES

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name

		Minimum initial investments for shares purchased directly from The Royce Fund:

		Minimum initial investment	$50,000
		Minimum subsequent investment	$100

of the third party on the Fund’s books. Royce may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares.

     The Royce Fund reserves the right both to suspend the offering of the Funds’ shares to new investors and to reject any specific purchase request.

Customer Identification Program

 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

 You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

18 | THE ROYCE FUND PROSPECTUS 2006

Early Redemption Fee

      In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 2% on redemptions of shares of any Fund that you held for less than three years. The fee is payable to the Fund out of the redemption proceeds otherwise payable to you.

      The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the three-year holding period, so that if you purchased a Fund’s shares on December 1, 2006, these shares would be subject to the fee if you were to redeem them prior to December 1, 2009. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2009.

      You will incur no redemption fee on shares that you acquire through distribution reinvestment. The following types of shareholders and accounts are exempt from the early redemption fees: participants in Automatic Investment or Withdrawal Plans; profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

      The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities-redemption in kind-under certain circumstances.

      The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Funds’ minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder.

Frequent Trading of Fund Shares

     Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

      The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets,

THE ROYCE FUND PROSPECTUS 2006 | 19

and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a 2% fee on certain redemptions to discourage frequent trading.

    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares without prior notice whenever they detect a pattern of excessive trading.

    With respect to accounts where shareholder transactions are processed, or records are kept, by third party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share

    Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market

20 | THE ROYCE FUND PROSPECTUS 2006

value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Funds will value their foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

      The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

     A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

Reports

      The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please call Investor Services at (800) 221-4268 if you need additional copies. Please allow 30 days for your request to be processed. Shareholders may also elect to receive your report via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details.

THE ROYCE FUND PROSPECTUS 2006 | 21

Dividends, Distributions and Taxes

    The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Funds will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

    If you redeem shares of a Fund held for less than six months, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

    You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

    The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

22 | THE ROYCE FUND PROSPECTUS 2006

TAXATION OF DISTRIBUTIONS

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. (Private foundations, although generally exempt from federal income tax, may be subject to a 2% federal excise tax on their “net investment income.”)

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund’s shares. The following table describes in general how distributions are taxed at the federal level. The Fund’s distributions should normally consist of capital gains.

	Rate for 10% and 15%	Rate for 25% and higher
Distribution	tax bracket investors	tax bracket investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

    The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

THE ROYCE FUND PROSPECTUS 2006 | 23

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For More Information
TheRoyceFund
More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, will be available in the Funds’ annual and semiannual reports to shareholders. These reports will also be available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus). You may view or download a copy at www.roycefunds.com.

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599

RSF-PRO-0506
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THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

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     THE ROYCE FUND (the “Trust”), a Delaware business trust, is a diversified open-end registered management investment company, which offers investors the opportunity to invest in eighteen portfolios or series. Eleven of the eighteen series offer multiple classes of shares: Royce Premier Fund and Royce Total Return Fund offer five classes of shares, a Service Class, an Investment Class, a W Class, an Institutional Class, and a Consultant Class; Royce Opportunity Fund and Royce Special Equity Fund offer four classes of shares, a Service Class, an Investment Class, an Institutional Class, and a Consultant Class; Pennsylvania Mutual Fund and Royce Micro-Cap Fund offer three classes of shares, a Service Class, an Investment Class, and a Consultant Class; Royce Heritage Fund, Royce Value Fund and Royce Value Plus Fund offer three classes of shares, a Service Class, an Institutional Class, and a Consultant Class; and Royce Low-Priced Stock Fund and Royce 100 Fund offer two classes of shares, a Service Class and an Institutional Class. Each series has distinct investment goals and/or strategies, and a shareholder’s interest is limited to the series in which the shareholder owns shares. The eighteen series (each, a “Fund” and collectively, the “Funds”) are:

Pennsylvania Mutual Fund	Royce Value Plus Fund
Royce Micro-Cap Fund	Royce Technology Value Fund
Royce Premier Fund	Royce 100 Fund
Royce Low-Priced Stock Fund	Royce Discovery Fund
Royce Total Return Fund	Royce Financial Services Fund
Royce Heritage Fund	Royce Dividend Value Fund
Royce Opportunity Fund	Royce Select Fund I
Royce Special Equity Fund	Royce Select Fund II
Royce Value Fund	Royce Select Fund III

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust’s current Prospectuses dated May 1, 2006. Please retain this document for future reference. The audited financial statements included in the Funds’ Annual Reports to Shareholders for the fiscal year or period ended December 31, 2005 are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual or Semi-Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at 1-800-221-4268.

Investment Adviser	Transfer Agent
Royce & Associates, LLC (“Royce”)	State Street Bank and Trust Company
c/o Boston Financial Data Services
Distributor	Custodian
Royce Fund Services, Inc. (“RFS”)	State Street Bank and Trust Company

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May 1, 2006

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TABLE OF CONTENTS

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OTHER INVESTMENT STRATEGIES

     In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

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ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations above $2.5 billion, non-convertible preferred stocks and debt securities.

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ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $25 per share or market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

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ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2.5 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE HERITAGE FUND - in securities of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

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ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

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ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

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ROYCE VALUE FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE PLUS FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE TECHNOLOGY VALUE FUND - in securities of non-technology companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

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ROYCE 100 FUND - in securities of companies with stock market capitalizations above $5 billion, non-convertible preferred stocks and debt securities.

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ROYCE DISCOVERY FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE FINANCIAL SERVICES FUND - in securities of non-financial services companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE DIVIDEND VALUE FUND - in securities with stock market capitalizations above $5 billion, non-dividend paying common stocks and non-convertible securities.

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ROYCE SELECT FUND I - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

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ROYCE SELECT FUND II - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE SELECT FUND III - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

     Listed below are the Funds’ fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund’s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.

     A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

     No Fund may, as a matter of fundamental policy:

1.
Issue any senior securities, except that in the case of Royce Select Fund I, Royce Select Fund II and Royce Select Fund III, collateral arrangements with respect to short sales positions shall not be considered to be the issuance of a senior security for purposes of this restriction;

2.
Purchase securities on margin or write call options on its portfolio securities, except for Royce Select Fund I, Royce Select Fund II and Royce Select Fund III, each of which is not subject to the restriction on writing call options;

3.	Sell securities short, except for Royce Select Fund I, Royce Select Fund II and

Royce Select Fund III, each of which is not subject to this restriction;

4.
Borrow money, except that (i) each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund’s total assets and (ii) each of Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may borrow from banks in an amount not to exceed one-third of the value of its total assets;

5.	Underwrite the securities of other issuers;

6.
Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund, Royce Special Equity Fund and Royce Technology Value Fund, each of which may invest up to 25% of its total assets in such securities);

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7.
Invest in restricted securities (except for Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

8.
Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

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9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.
Invest more than 25% of its assets in any one industry (except for Royce Technology Value Fund and Royce Financial Services Fund, which will concentrate and may invest up to 100% of their assets in technology companies and financial services companies, respectively);

11.	Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.	Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts;

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17.
Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III which may invest in such companies as set forth below); or

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18.	Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

     No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

     Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

     Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

     Royce Technology Value Fund may not, as a matter of operating policy, invest more than 15% of its assets in the securities of foreign issuers.

     Royce Discovery Fund may not, as a matter of operating policy, invest in the securities of other investment companies.

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     The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and

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Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III) of its net assets in illiquid securities.

     Neither Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may, as a matter of operating policy, write options on its portfolio securities.

     For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

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Pennsylvania Mutual Fund	Royce 100 Fund
Royce Opportunity Fund	Royce Financial Services Fund
Royce Special Equity Fund	Royce Dividend Value Fund
Royce Value Fund	Royce Select Fund I
Royce Value Plus Fund	Royce Select Fund II
Royce Technology Value Fund	Royce Select Fund III

     Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may each invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act. The Funds must acquire such securities in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may also, to the full extent permitted by the 1940 Act, invest cash collateral received in connection with their securities lending activities in money market funds sponsored by their custodian bank.

Royce Opportunity Fund	Royce Financial Services Fund
Royce Value Fund	Royce Dividend Value Fund
Royce Value Plus Fund	Royce Select Fund I
Royce Technology Value Fund	Royce Select Fund II
Royce 100 Fund	Royce Select Fund III

     Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may not invest more than 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”) and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

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     A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds’ Rights as Stockholders

     No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

     A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Trustees determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

     Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds’ custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

     The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

     Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. or from BB to D by Standard & Poor’s or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund’s ability to dispose of lower-rated (high-risk) debt securities.

     Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

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     Each Fund may invest up to 10% of its total assets (5% for Royce Special Equity Fund and 15% for Royce Technology Value Fund) in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

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     Although changes in foreign currency rates may adversely affect the Funds’ foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

     Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

     Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

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Securities of Exchange-Traded Funds

     Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Financial  Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may purchase, sell and invest in the securities of exchange-traded funds ( ETFs ). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the Underlying Assets ). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

     The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

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     If an ETF is an investment company, the limitations applicable to the Funds’ ability to purchase securities issued by other investment companies will apply.

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Repurchase Agreements

     In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce & Associates, LLC to represent minimal credit risk and having a term of seven days or less.

Warrants, Rights and Options

     Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

     The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

     Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Short Sales

     Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may each effect short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     While the short sale is outstanding, the Fund is required to collateralize its borrowing obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account which will be market to market daily, containing cash or liquid securities (which may include equity securities) such that the amount deposited in the segregated account plus the amount deposited retained by the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund’s short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

Reverse Repurchase Agreements

     Royce Select Fund I, Royce Select Fund II and Royce Select Fund III are authorized to enter into reverse repurchase agreements. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund’s custodian bank, and the reverse repurchase agreement is required to be marked to market daily.

Borrowing

     Royce Select Fund I, Royce Select Fund II and Royce Select Fund III may each borrow money from banks to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding, each Fund must maintain at least 300% “asset coverage,” meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers.

Financial Services Companies

     Royce Financial Services Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such companies than a fund that does not have its assets invested to a similar degree in such companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these companies also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulations, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of companies in the financial services industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but the ability of certain financial services companies to expand by acquisition or branching across state lines may be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

Portfolio Turnover

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     For the years ended December 31, 2005 and December 31, 2004, Royce Heritage Fund’s portfolio turnover rates were 142% and 86%, respectively. The Fund’s portfolio turnover rate in 2005 was somewhat higher than Royce would normally expect because more positions achieved Royce’s price targets during the year than Royce would normally expect.

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* * *

     Royce believes that each of the Funds, except Royce Total Return Fund and Royce Dividend Value Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

     The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Charles M. Royce* (66) 1414 Avenue of the Americas New York, NY 10019	Trustee and President	Since 1982	President, Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, “Royce”), the Trust’s investment adviser; Director and President of Royce Value Trust, Inc. (“RVT”), Royce Micro-Cap Trust, Inc. (“RMT”) and Royce Focus Trust, Inc. (“RFT”), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee and President of Royce Capital Fund (“RCF”), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, RMT, RFT and RCF collectively, “The Royce Funds”); Secretary and sole director of Royce Fund Services, Inc. (“RFS”), a wholly-owned subsidiary of Royce and the distributor of the Trust’s shares; and managing general partner of Royce Management Company (“RMC”), the general partner of various private investment limited partnerships until October 2001.	23	Director of Technology Investment Capital Corp
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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Donald R. Dwight (75) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 1998	President of Dwight Partners, Inc., corporate communications consultant; and Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, President and Publisher of Minneapolis Star and Tribune Company and as Trustee of the registered investment companies constituting the Eaton Vance Funds.	23	None

Mark R. Fetting* (51) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 2001	Senior Executive Vice President of Legg Mason, Inc.; member of Board of Managers of Royce; and Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	46 (Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolis)	None

Richard M. Galkin (67) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 1982	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	23	None

Stephen L. Isaacs (66) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 1989	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs also previously served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	23	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

William L. Koke (71) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 1996	Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	23	None

Arthur S. Mehlman (64) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (1998-2005) (non- profit); Partner, KPMG LLP (international accounting firm) (1972-2002); Director of Maryland Business Roundtable for Education (July 1984 - June 2002).	46 (Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios)	Director of Municipal Mortgage & Equity, LLC

David L. Meister (66) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (June 2000-March 2005). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	23	None

G. Peter O’Brien (60) c/o The Royce Fund 1414 Avenue of the Americas New York, NY 10019	Trustee	Since 2001	Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of the Board of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	46 (Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios)	Director of Technology Investment Capital Corp.

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

John D. Diederich.* (54) 1414 Avenue of the Americas New York, NY 10019	Vice President and Treasurer	Since 2001	Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002), Managing Director and member of the Board of Managers of Royce; Vice President and Treasurer of RVT, RMT, RFT and RCF; Director of Administration of The Royce Funds; and President of RFS.	N/A	None

Jack E. Fockler, Jr.* (47) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; Vice President of RVT, RMT, RFT and RCF; and Vice President of RFS.	N/A	None

W. Whitney George*(47) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RVT, RMT, RFT and RCF.	N/A	None

Daniel A. O’Byrne* (43) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce; and Vice President of RVT, RMT, RFT and RCF.	N/A	None

John E. Denneen* (39) 1414 Avenue of the Americas New York, NY 10019	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002); Secretary of RVT, RMT, RFT and RCF (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002).	N/A	None

Lisa Curcio* (46) 1414 Avenue of the Americas New York, NY 10019	Chief Compliance Officer	Since October 1, 2004	Compliance Office of Royce (since June 2004); Vice President, The Bank of New York (February 2001-June 2004); Director of Compliance, Lord Abbett (August 2000-February 2001); Senior Vice President, Compliance Officer and Secretary, Lexington Global Asset Managers, Inc. (April 1985-August 2000).	N/A	None

*	An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**
Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2006 and thereafter until their respective successors are duly elected and qualified.

All of the Trust’s trustees are also directors/trustees of RVT, RMT, RFT and RCF.

Information relating to each Trustee’s share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2005 is set forth in the tables below.*

Charles M. Royce
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,001 - $100,000
Royce Total Return Fund	Over $100,000
Royce Heritage Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	Over $100,000
Royce Technology Value Fund	Over $100,000
Royce 100 Fund	Over $100,000
Royce Discovery Fund	Over $100,000
Royce Financial Services Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000
Royce Select Fund I	Over $100,000
Royce Select Fund II	Over $100,000

The Royce Funds		Over $100,000

Donald R. Dwight
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Micro-Cap Fund	$50,001 - $100,000
Royce Premier Fund	$50,001 - $100,000
Royce Technology Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Mark R. Fetting
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	Over $100,000
Royce Total Return Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Richard M. Galkin
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$10,001 - $50,000
Royce Total Return Fund	$50,001 - $100,000
Royce 100 Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000

Richard M. Galkin (continued)

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

The Royce Funds		Over $100,000

Stephen L. Isaacs
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	Over $100,000
Royce Micro-Cap Fund	$10,001 - $50,000
Royce Premier Fund	$10,001 - $50,000
Royce Low-Priced Stock Fund	$10,000 - $50,000
Royce Total Return Fund	Over $100,000
Royce Opportunity Fund	$10,001 - $50,000
Royce Technology Value Fund	$10,001 - $50,000
Royce Dividend Value Fund	10,001 - $50,000

The Royce Funds		Over $100,000

William L. Koke
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds

Pennsylvania Mutual Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Opportunity Fund	$10,001 - $50,000
Royce Financial Services Fund	$10,001 - $50,000
Royce Technology Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Arthur S. Mehlman
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	$10,001 - $50,000
Royce Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Micro-Cap Fund	$50,001 - $100,000
Royce Premier Fund	Over $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

G. Peter O’Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Technology Value Fund	$10,001 - $50,000
Royce Select Fund I	$50,001 - $100,000
Royce Select Fund II	$50,001 - $100,000
Royce Select Fund II	$50,001 - $100,000

The Royce Funds		Over $100,000

     The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial conditions with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman is designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission Regulations. During the year ended December 31, 2005, the Audit Committee held four meetings.

     The Board of Trustees has a Nominating Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Non-interested Trustees of the Fund and recommending its nominees for consideration by the Fund’s full Board of Trustees. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. The Nominating Committee did not meet during the year ended December 31, 2005. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

     For the year ended December 31, 2005, the following trustees and affiliated persons of the Trust who received more than $60,000, received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

	Aggregate	Pension or Retirement	Total Compensation	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds	from Fund
Name	From Trust	Part of Trust Expenses	paid to Trustees/Directors	Complex*

Donald R. Dwight,	$53,250**	N/A	$82,000**	$82,000
Trustee

Richard M. Galkin,	52,500	N/A	81,250	81,250
Trustee

	Aggregate	Pension or Retirement	Total Compensation	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds	from Fund
Name	From Trust	Part of Trust Expenses	paid to Trustees/Directors	Complex*

Stephen L. Isaacs,	$53,250	N/A	$82,000	$82,000
Trustee

William L. Koke,	52,500***	N/A	81,250***	81,250
Trustee

Arthur S. Mehlman,	53,250	N/A	82,000	162,000
Trustee

David L. Meister,	53,250	N/A	82,000	82,000
Trustee

G. Peter O’Brien,	53,250	N/A	82,000	159,500
Trustee

John D. Diederich,	233,175	11,226	N/A	N/A
Director of Administration

John E. Denneen,	181,491	8,419	N/A	N/A
General Counsel

Bruno Lavion,	180,044	15,012	N/A	N/A
Director of Mutual Fund Operations

Mary Macchia,	137,417	13,153	N/A	N/A
Assistant Treasurer

Lisa Curcio,	172,367	11,427	N/A	N/A
Chief Compliance Officer

Dani Eng,	67,567	5,884	N/A	N/A
Compliance Officer

Lori McNab	113,998	N/A	N/A	N/A
Mutual Fund Accountant

Melissa Mendelson	63,846	5,209	N/A	N/A
Mutual Fund Accountant

*
Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the 23 portfolios of The Royce Funds and the 23 portfolios of the Legg Mason Funds. Messrs. Mehlman and O’Brien serve on the Boards of the entire Fund Complex.


**
Includes $10,650 from the Trust ($16,400 from the Trust and other Royce Funds) deferred during 2005 at the election of Mr. Dwight under The Royce Funds’ Deferred Compensation Plan for Trustees/Directors.

***
Includes $19,400 from the Trust ($30,000 from the Trust and other Royce Funds) deferred during 2005 at the election of Mr. Koke under The Royce Funds’ Deferred Compensation Plan for Trustees/Directors.


     Effective January 1, 2006, each of the non-interested Trustees receives a fee of $45,600 per year for serving on the Trust’s Board of Trustees plus $3,700 for each meeting of the Board attended.


Information Concerning Royce

     On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of December 31, 2005, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $851 billion.

PRINCIPAL HOLDERS OF SHARES


     As of April 12, 2006, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pennsylvania Mutual Fund Investment Class

MLPF&S For the Sole Benefit of	22,736,424	Record	11%
its Customers
4800 Deer Lake Dr. E Fl. 2
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	19,101,766	Record	9%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional	10,431,325	Record	5%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Pennsylvania Mutual Fund Service Class

Royce Family Investments LLC	9,681	Record and	100%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Royce Micro-Cap Fund Investment Class

Charles Schwab & Co., Inc.	7,782,124	Record	22%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Citigroup Global Markets Inc.	2,630,866	Record	7%
388 Greenwich Street
New York, NY 10013-2375

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Micro-Cap Fund Service Class

New York Life Trust Company	109,462	Record	47%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Saxon and Co.	83,642	Record	36%
P.O. Box 77780-1888
Philadelphia, PA 19182-0001

Wilmington Trust Co. TTEE FBO	35,955	Record	15%
Dimension Data North America
401K Plan
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880

Royce Premier Fund Investment Class

Charles Schwab & Co., Inc.	65,107,459	Record	30%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Premier Fund Service Class

Saxon and Co.	1,356,598	Record	13%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

JP Morgan TTEE	1,051,312	Record	10%
Colonial Pipeline Company 401(k)
Investment Plan UA DTD 06/01/1999
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

JP Morgan Chase TTEE	1,008,024	Record	10%
Comsys 401(k) Plan DTD 1-1-05
c/o JPMRPS Mgmt RPTG Team
9300 Ward Parkway
Kansas City, MO 64114-3317

Northern Trust TTEE Cust. FBO	567,774	Record	5%
Pilkington North America Retirement
Plan Trust DV
801 S. Canal Street
Chicago, IL 60607-4715

Union Bank of California	562,506	Record	5%
TR Nominee
FBO Omnibus (JRB)
P.O. Box 85484
San Diego, CA 92186-5484

Royce Premier Fund Institutional Class

State Street Bank and Trust Co.	2,371,193	Record	14%
FBO UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

The Northern Trust Company	2,294,402	Record	14%
as Trustee FBO Nortel–DV
P.O. Box 92994
Chicago, IL 60675-2994

Onedun	1,207,554	Record	7%
218 W Main St.
West Dundee, IL 60118-2019

Fidelity Investments Institutional	1,199,559	Record	7%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

OBB & Co.	998,209	Record	6%
Attn: Trust Dept.
c/o Oak Brook Bank
1400 16th Street
Oak Brook, IL 60523-1306

Charles Schwab & Co. Inc.	935,438	Record	5%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

MG Trust Company Trustee	856,065	Record	5%
GE Ionics & GE Mobile Water
Asset M
700 17th Street–Suite 300
Denver, CO 80202-3531

Royce Premier Fund W Class

Prudential Investment Management	12,817,982	Record	76%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center–Suite 11
Newark, NJ 07102-4000

Charles Schwab & Co. Inc.	3,224,583	Record	19%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Low-Priced Stock Fund Investment Class

Charles Schwab & Co., Inc.	60,050,172	Record	25%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Fidelity Investments Institutional	44,792,108	Record	18%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Royce Low-Priced Stock Fund Institutional Class

Fidelity Investments Institutional	12,376,737	Record	78%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Custodial Trust Co. TTEE	2,894,403	Record	18%
The Bear Stearns Co. Inc. CAS or
DEF Comp. Plan
115 S. Jefferson Road
Whippany, NJ 07981-1029

Royce Total Return Fund Investment Class

Charles Schwab & Co. Inc.	93,200,132	Record	27%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Total Return Fund Service Class

Northern Trust Cust	6,424,353	Record	24%
FBO Marriott International Inc.
801 S. Canal Street
Chicago, IL 60607-4715

Vanguard Fiduciary Trust Company	5,624,417	Record	21%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Wachovia Bank FBO	3,537,267	Record	13%
Various Retirement Plans
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

State Street Bank and Trust Co.	1,981,683	Record	7%
TTEE
Hallmark Cards Inc.
226 Franklin Street
Boston, MA 02110-2807

Royce Total Return Fund Institutional Class

State Street Bank & Trust Company	4,161,869	Record	23%
FBO Cummins Inc. & Affiliates
Retirement & Savings Plan
Master Trust
1 Heritage Drive
Quincy, MA 021071-2105

OBB & Co.	1,365,749	Record	7%
c/o Oak Brook Bank
Attn: Trust Dept.
1400 16th Street
Oak Brook, IL 60523-1306

Vanguard Fiduciary Trust Company	1,263,396	Record	7%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

Nationwide Trust Company	1,206,963	Record	6%
FBO Bloomberg LP 401K Plan
98 San Jacinto Blvd.–Suite 1100
Austin, TX 78701-4255

Royce Total Return Fund W Class

Prudential Investment Management	11,366,509	Record	85%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center, Suite 11
Newark, NJ 07102-4000

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles Schwab & Co. Inc.	1,837,708	Record	13%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Opportunity Fund Investment Class

The Northern Trust Co.	25,502,908	Record	20%
Accenture LLP
P.O. Box 92994
Chicago, IL 60675-2994

Charles Schwab & Co. Inc.	24,109,504	Record	19%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Royce Opportunity Fund Consultant Class

Royce Family Investments LLC	6,998	Record and	100%
8 Sound Shore Drive–Suite 140		Beneficial
Greenwich, CT 06830-7259

Royce Opportunity Fund Service Class

Mitra & Co. Attn: Exp	2,843,678	Record	17%
Attn: Mutual Funds
11270 W. Park Place, Suite 400
PPW-08-WM
Milwaukee, WI 53224-3638

The Manufacturers Life Insurance Co. USA	2,720,341	Record	17%
250 Bloor Street East, 7th Floor
Toronto, Ontario Canada M4W 1E5

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

New York Life Trust Company	2,329,794	Record	14%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

JP Morgan Chase Bank TTEE	1,482,623	Record	9%
FBO Perot Systems Corporation
Retirement Savings Plan
Dated 01/01/2004
P.O. Box 419784
Kansas City, MO 64141-6784

Saxon and Co.	1,134,058	Record	7%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

MCB Trust Services Trustee	847,828	Record	5%
GE Cap Info Tech Solutions
EE Svgs
700 17th Street, Suite 300
Denver, CO 80202-3531

Royce Opportunity Fund Institutional Class

Northern Trust Co. Trustee	2,237,841	Record	12%
FBO Kohler & Co. Subsidiaries
Master Retirement Trust
P.O. Box 92956
Chicago, IL 60675-2956

Atwell & Co.	2,195,600	Record	12%
P.O. Box 456
Wall Street Station
New York, NY 10005

Atwell & Co.	1,894,353	Record	10%
P.O. Box 2044
Peck Slip Station
New York, NY 10038

Mercer Trust Company TTEE	1,482,728	Record	8%
Attn: DCPA Team 522519
1 Investors Way
Norwood, MA 02062-1599


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Winthrop University Hospital	1,126,736	Record	6%
Pension Fund
259 First St
Mineola, NY 11501-3987

Atwell & Co.	1,046,508	Record	6%
P.O. Box 2044
Peck Slip Station
New York, NY 10038

SEI Private Trust Co.	975,560	Record	5%
c/o Suntrust
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Royce Special Equity Fund Investment Class

Charles Schwab & Co. Inc.	6,914,881	Record	28%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Royce Special Equity Fund Service Class

DCGT as TTEE and/or CUST	198,258	Record	49%
FBO Various Qualified Plans
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50309-2732

New York Life Trust Company	152,926	Record	37%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Tom Kuehn, Jodi Wells &	36,449	Record	9%
Randy Paul TTEES
Plastic Ingenuity Inc.
P/S & Savings Plan
1017 Park Street
Cross Plains, WI 53528-9630

Royce Special Equity Fund Institutional Class

Mac & Co.	3,909,623	Record	53%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Bank of New York Cust.	1,258,157	Record	17%
Automatic Data Processing Inc.
Pension Retirement Plan
One ADP Blvd., MS 420
Roseland, NJ 07068-1728

Deutsche Bank Securities Inc.	792,401	Record	10%
1251 Avenue of the Americas
Attn: Mutual Fund Dept., 26th Floor
New York, NY 10020-1104

Lauer & Co. Partnership	611,536	Record	8%
c/o The Glenmede Trust Co.
P.O. Box 58997
Philadelphia, PA 19102-8997

Royce Value Fund Investment Class

Charles Schwab & Co. Inc.	10,999,040	Record	38%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

National Investor Services	2,307,204	Record	8%
55 Water Street–32nd Floor
New York, NY 10041-3299

Royce Value Fund Consultant Class

Royce Family Investments	9,141	Record and	100%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Royce Value Plus Fund Investment Class

Charles Schwab & Co. Inc.	8,864,044	Record	19%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

National Investor Services	3,505,055	Record	7%
55 Water St. 32nd Floor
New York, NY 10041-3299

Royce Value Plus Fund Consultant Class

Royce Family Investments	7,220	Record and	100%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Royce Technology Value Fund Investment Class

Charles Schwab & Co., Inc.	1,111,544	Record	27%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

The Beinecke FND	238,250	Record	5%
The Widgeon Point Charitable FDN
P.O. Box 70
Armonk, NY 10504-0070

Royce 100 Fund Investment Class

Charles Schwab & Co. Inc.	303,072	Record	10%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

The Beinecke Foundation Inc.	206,457	Record	6%
P.O. Box 70
Armonk, NY 10504-0070

Royce Discovery Fund Investment Class

Royce Family Investments LLC	81,048	Record and	13%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Charles M. Royce	77,094	Record and	13%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Thomas W. Pettinger	47,351	Record and	8%
Laurie D. Pettinger JT WROS		Beneficial
c/o Nighthawk Services, GMBH
Limmatquai 4, 6th Floor
CH-8001 Zurich

Royce & Associates, LLC	45,102	Record	7%
401K Plan
Dan O’Byrne or
W. Whitney George TTEES
1414 Avenue of the Americas
New York, NY 10019-2514


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Harry H. Huang	37,869	Record and	6%
and Adrienne S. Masters TBE		Beneficial
9404 Fire Thorn Ct.
Potomac, MD 20854-1561

Royce Financial Services Fund Investment Class

Royce Family Investments LLC	111,444	Record and	34%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Charles M. Royce	107,128	Record and	32%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Dividend Value Fund Investment Class

Royce Family Investments LLC	203,239	Record and	30%
8 Sound Shore Drive, Ste. 140		Beneficial
Greenwich, CT 06830-7259

Alchemy L. Partnership	164,720	Record and	24%
5 Aquidneck Avenue		Beneficial
Westerly, RI 02891-5501

Royce Select Fund I Investment Class

Charles Schwab & Co., Inc.	615,842	Record	46%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Charles M. Royce	84,120	Record and	6%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Select Fund II Investment Class

Royce Family Investments LLC	63,310	Record and	66%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Charles M. Royce	10,000	Record and	10%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

W. Whitney George, Dan O’Byrne	6,598	Record and	6%
TTEE		Beneficial
Royce & Associates MPPP
FBO Jim Harvey
1414 Avenue of the Americas
New York, NY 100190-2514

Dan O’Byrne or Whitney George	5,094	Record and	5%
TTEES		Beneficial
Royce & Associates MPPP
FBO Robert Fahy
1414 Avenue of the Americas
New York, NY 10019-2514

G. Peter O’Brien & Patricia O’Brien	5,000	Record and	5%
& James P. Fagan TTEES		Beneficial
G. Peter O’Brien 1999 Irrevocable
Trust
UA DTD 07/26/1999
c/o Royce & Associates, LLC
1414 Avenue of the Americas
New York, NY 10019-2514

Royce Select Fund III Investment Class

Harold Reed TTEE	35,144	Record	44%
U/A/D 8/1/83 Reed Luce Tosh &
McGregor Salary Red. Profit Plan
801 Turnpike Street
Beaver, PA 15009-2114


	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

W. Whitney George	35,103	Record and	44%
c/o Royce & Associates, LLC		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

G. Peter O’Brien & Patricia A.	5,010	Record and	6%
O’Brien		Beneficial
& James P. Fagan TTEES
G. Peter O’Brien 1999 Irrevocable
Trust
UA DTD 07/26/1999
c/o Royce & Associates, LLC
1414 Avenue of the Americas
New York, NY 10019-2514


     As of April 12, 2006, all of the trustees and officers of the Trust as a group beneficially owned approximately 100% of the outstanding shares of the Service Class of Pennsylvania Mutual Fund, approximately 7.5% of the outstanding shares of the Service Class of Royce Heritage Fund, approximately 100% of the outstanding shares of the Consultant Class of Royce Opportunity Fund, approximately 3% of the outstanding shares of the Service Class of Royce Value Fund, approximately 100% of the outstanding shares of the Consultant Class of Royce Value Fund, approximately 1% of the outstanding shares of the Service Class of Royce Value Plus Fund, approximately 100% of the outstanding shares of the Consultant Class of Royce Value Plus Fund, approximately 10.7% of the outstanding shares of the Service Class of Royce Technology Value Fund, approximately 9.7% of the outstanding shares of the Service Class of Royce 100 Fund, approximately 44% of the outstanding shares of the Service Class of Royce Discovery Fund, approximately 68% of the outstanding shares of the Service Class of Royce Financial Services Fund, approximately 33% of the outstanding shares of the Service Class shares of Royce Dividend Value Fund, approximately 10% of the outstanding shares of the Investment Class of Royce Select Fund I, approximately 84% of the outstanding shares of the Investment Class shares of Royce Select Fund II and approximately 41% of the outstanding shares of the Investment Class shares of Royce Select Fund III. Except as noted above, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.


INVESTMENT ADVISORY SERVICES

Services Provided by Royce

     As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:

Percentage Per Annum
Fund	of Fund’s Average Net Assets
Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets

Royce Premier Fund	1.00% of first $2,000,000,000,
Royce Total Return Fund	.95% of next $2,000,000,000 and
Royce Heritage Fund	.90% of next $2,000,000,000,
Royce Opportunity Fund	.85% of any additional average net assets
Royce Special Equity Fund
Royce Value Fund
Royce Value Plus Fund
Royce 100 Fund
Royce Discovery Fund
Royce Financial Services Fund
Royce Dividend Value Fund

Royce Micro-Cap Fund	1.30% of first $2,000,000,000,
1.25% of next $2,000,000,000,
1.20 of next $2,000,000,000 and
1.15% of any additional average net assets

Royce Low-Priced Stock Fund	1.15% of first $2,000,000,000,
1.10% of next $2,000,000,000,
1.05% of next $2,000,000,000 and
1.00% of any additional average net assets

Royce Technology Value Fund	1.50% of first $2,000,000,000,
1.45% of next $2,000,000,000,
1.40% of next $2,000,000,000 and
1.35% of any additional average net assets

Such fees are payable monthly from the assets of the Fund involved and, in the case of Pennsylvania Mutual, Royce Micro-Cap, Royce Premier, Royce Low-Priced Stock, Royce Total Return, Royce Heritage, Royce Opportunity, Royce Special Equity, Royce Value, Royce Value Plus and Royce 100 Funds, are allocated among each of their Classes of shares based on the relative net assets of each class.

     Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust’s Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     As described in Royce Technology Value Fund’s Prospectus, Royce has entered into an Investment Subadvisory Agreement with JHC Capital Management, LLC (“JHC”) pursuant to which JHC manages the Fund’s assets and Royce pays a sub-investment advisory fee to JHC equal to 50% of the fee Royce collects from the Fund. Royce and JHC have agreed that the fee paid to JHC by Royce is reduced to 33-1/3% of the fee Royce collects from the Fund pursuant to an agreement under which Royce provides JHC access to certain research related data and services.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions.

     Under its Investment Advisory Agreements with Royce Select Fund I, Royce Select Fund II and Royce Select Fund III, each Fund pays Royce a performance fee. See “Management of the Fund” in the Funds’ Prospectuses for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce’s obligation to pay the Fund’s ordinary operating expenses.

     For each of the three years ended December 31, 2003, 2004 and 2005, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Pennsylvania Mutual Fund
2003	$7,208,253	-
2004	12,166,317	-
2005	17,564,944	-

Royce Micro-Cap Fund
2003	5,520,129	$546,410
2004	7,893,618	529,993
2005	8,164,047	31,128

Royce Premier Fund
2003	12,029,867	-
2004	23,748,783	-
2005	33,823,349	-

Royce Low-Priced Stock Fund
2003	28,609,165	4,485,476
2004	47,059,996	3,722,469
2005	45,671,670	430,894


	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Royce Total Return Fund
2003	$17,877,037	-
2004	35,296,542	-
2005	48,722,042	-

Royce Heritage Fund
2003	340,465	-
2004	470,206	-
2005	548,055	-

Royce Opportunity Fund
2003	9,675,359	-
2004	18,018,729	-
2005	19,174,205	-

Royce Special Equity Fund
2003	5,192,165	-
2004	9,257,528	-
2005	8,775,656	-

Royce Value Fund
2003	-	$22,909
2004	70,280	48,701
2005	675,007	-

Royce Value Plus Fund
2003	63,674	23,710
2004	776,239	-
2005	2,326,834	-

Royce Technology Value Fund
2003	718,026	-
2004	864,986	37,543
2005	421,152	22,552

Royce 100 Fund
2003*	-	9,322
2004	-	47,373
2005	79,414	39,130

Royce Discovery Fund
2003**	-	2,740
2004	-	24,035
2005	-	33,093

*	For the period from June 30, 2003 (commencement of operations) to December 31, 2003
**	For the period from October 3, 2003 (commencement of operations) to December 31, 2003

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Royce Financial Services Fund
2003***	-	-
2004	-	$10,540
2005	-	15,146

Royce Dividend Value Fund
2004****	-	7,918
2005	-	27,021

Royce Select Fund I
2003	$518,521	-
2004	561,617	-
2005	404,349	-

Royce Select Fund II
2005*****	7,933	-

Royce Select Fund III
2005*****	9,397	-

***	Commenced operations on December 31, 2003
****	For the period from May 3, 2004 (commencement of operations) to December 31, 2004
*****	For the period June 30, 2005 (commencement of operations) to December 31, 2005

PORTFOLIO MANAGERS

     The following table shows the dollar range of each Fund’s shares owned beneficially and of record by each of the Fund’s Portfolio Managers, Co-Portfolio Managers and Assistant Portfolio Managers (“Portfolio Managers”), including investments by their immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans. Except as described in the footnotes to the table, information in the table is provided as of December 31, 2005, The Royce Fund’s most recent fiscal year end.

Portfolio Manager Investments in Each Fund


	Dollar Range of Fund Shares	Total Ownership Interest
Name	Beneficially Owned*	in Fund Shares**

Pennsylvania Mutual Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James J. Harvey (Assistant Portfolio Manager)	$10,001 - $50,000	$10,001 - $50,000
Jay S. Kaplan (Assistant Portfolio Manager)	$500,001 - $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$10,001 - $50,000	$50,001 - $100,000

Royce Micro-Cap Fund
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jenifer Taylor (Co- Portfolio Manager)	$10,001 - $50,000	$100,001 - $500,000

Royce Premier Fund
Charles M. Royce (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Low-Priced Stock Fund
W. Whitney George (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James A. Skinner (Assistant Portfolio Manager)	$10,001 - $50,000	$100,001 - $500,000

Royce Total Return Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Assistant Portfolio Manager)	$500,001 - $1,000,000	Over $1,000,000
George Necakov (Assistant Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Heritage Fund
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000***	$500,001 - $1,000,000***
James J. Harvey (Assistant Portfolio Manager)	$1 - $10,000	$10,001 - $50,000

Royce Opportunity Fund
Boniface A. Zaino (Portfolio Manager)	Over $1,000,000	Over $1,000,000
William A. Hench (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Special Equity Fund
Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Value Fund
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Value Plus Fund
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
James A. Skinner (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000



	Dollar Range of Fund Shares	Total Ownership Interest
Name	Beneficially Owned*	in Fund Shares**

Royce Technology Value Fund
Jonathan H. Cohen (Portfolio Manager)	$100,000 - $500,000	$100,000 - $500,000
Dana Serman (Assistant Portfolio-Manager)	None	None

Royce 100 Fund
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000***	$500,001 - $1,000,000***
James A. Skinner (Co-Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000
Lauren Romeo (Assistant Portfolio Manager)	None	None

Royce Discovery Fund
George Necakov (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Financial Services Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Christopher E. Flynn (Assistant Portfolio Manager)	None	None

Royce Dividend Value Fund
Charles M. Royce (Portfolio Manager)	over $1,000,000	over $1,000,000

Royce Select Fund I
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Co-Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000

Royce Select Fund II
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
James J. Harvey (Co-Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000

Royce Select Fund III
W. Whitney George (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

*	This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household. All ownership information is as of December 31, 2005 for those persons who were named Portfolio Managers in the Funds’ prospectuses on that date, and as of February 28, 2006 for those persons who were not named Portfolio Managers at the time of the Funds’ most recent prospectuses.
**	Includes, in addition to amounts reported in the previous column, unvested amounts held as “phantom shares” in the Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements. All ownership information is as of December 31, 2005 for those persons who were named Portfolio Managers in the Funds’ prospectuses on that date, and as of February 28, 2006 for those persons who were not named Portfolio Managers at the time of the Funds’ most recent prospectuses.
***	The values of Mr. Royce’s above reported Fund share holdings do not include certain accounts for the benefit of members of Mr. Royce’s family over which he exercises investment and voting discretion. Had these accounts been reflected, Mr. Royce’s share holdings in this Fund would be Over $1,000,000.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, other than the managers of Royce Technology Value Fund whose compensation is separately described below, receive from Royce a base salary, a Performance Bonus (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce and W. Whitney George), a “Partners Pool” participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS. Each Portfolio Manager receives a quarterly Performance Bonus that is either asset-based, or revenue-based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance Bonus received by Charles M. Royce that relates to each of Royce Micro-Cap Trust and Royce Focus Trust is performance-based fee revenue. For all Portfolio Managers, other than Boniface A. Zaino, William A. Hench and Charles R. Dreifus, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2005 there were 390 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Fund I and Royce Select Fund II for Charles M. Royce, and Royce Select Fund III for W. Whitney George, is not subject to performance-related adjustment.

Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-
ROYCE “PARTNERS POOL”. Each Portfolio Manager, other than Charles M. Royce, W. Whitney George, Boniface A. Zaino and William A. Hench, as well as other senior firm employees, participates in a quarterly pool relating to Royce’s net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the Portfolio

Manager is terminated with or without cause or resigns and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

-	FIRM BONUS. Charles M. Royce, W. Whitney George and Boniface A. Zaino receive a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers’ overall compensation.

Charles M. Royce and W. Whitney George, in addition to the above-described compensation, also receive a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of Messrs. Royce’s and George’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds. Messrs. George and Zaino also receive bonuses from Royce relating to the sale of Royce to Legg Mason, Inc. on October 1, 2001. Such bonuses are payable pursuant to Employment Agreements entered into by them and Royce in connection with the sale.

DESCRIPTION OF ROYCE TECHNOLOGY VALUE FUND COMPENSATION STRUCTURE

     The Portfolio Managers of the Royce Technology Value Fund are compensated according to the following structure:

     BASE SALARY. Dana Serman is paid a base salary. In setting the base salary, JHC Capital Management, LLC (“JHC”) seeks to be competitive in light of a particular Portfolio Manager’s experience and responsibilities.

     INCENTIVE BONUS. Dana Serman receives a discretionary incentive bonus (payable annually) determined by factors including: his performance during the relevant calendar year, the performance of the funds managed by the manager and the profit of the management company during that year.

     BENEFIT PACKAGE. Dana Serman and Jonathan Cohen also each receives benefits standard for all JHC Capital Management, LLC, which includes health care coverage.

     Jonathan Cohen receives profit distributions representing his allocable portion of any JHC profits generated during the relevant time period.

Other Portfolio Manager Accounts


     The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Information in the chart is as of December 31, 2005 for those persons who were named Portfolio Managers in the Fund’s Prospectuses on that date, and as of March 31, 2006 for those persons who were subsequently


named Portfolio Managers. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based

Charles M. Royce
	Registered investment companies	11	$14,108,049,219	4	$1,632,203,240

	Private pooled investment vehicles	5	$122,716,006	3	$54,607,876

	Other accounts*	14	$76,418,164	-	-

W. Whitney George
	Registered investment companies	8	$9,627,536,792	1	$547,315

	Private pooled investment vehicles	1	$87,079,515	1	$87,079,515

	Other accounts*	1	$8,194,806	-	-

Boniface A. Zaino
	Registered investment companies	1	$1,857,660,454	None	-

	Private pooled investment vehicles	3	$712,802,673	1	$15,326,003

	Other accounts*	0	-	None	-

Charles R. Dreifus
	Registered investment companies	1	$703,278,064	None	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	9	$382,276,000	None	-

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based

Jay S. Kaplan
	Registered investment companies	4	$8,608,370,434	None	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	0	-	-	-

James A. Skinner
	Registered investment companies	3	$4,220,137,368	None	-

	Private pooled investment vehicles	2	$68,108,000	None	-

	Other accounts*	0	-	-	-

Jenifer Taylor
	Registered investment companies	2	$1,057,745,452	None	-

	Private pooled investment vehicles	1	$12,127,017	None	-

	Other accounts*	0	-	-	-

James J. Harvey
	Registered investment companies	3	$3,508,181,638	1	$819,373

	Private pooled investment vehicles	1	$15,326,003	1	$15,326,003

	Other accounts*	0	-	-	-

George Necakov
	Registered investment companies	2	$5,542,747,589	None	-

	Private pooled investment vehicles	2	$8,291,177	1	$5,306,592

	Other accounts*	0	-	-	-

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based

William A. Hench
	Registered investment companies	1	$1,857,660,454	None	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	0	-	-	-

Christopher E. Flynn
	Registered investment companies	1	$1,760,560	-	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	0	-	-	-

Lauren Romeo
	Registered investment companies	4	$8,301,442,305	1	$25,544,584

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	0	-	-	-

Jonathan H. Cohen
	Registered investment companies	1	$27,704,898	None	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	2	$333,599,745	2	$333,599,745

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based

Dana Serman
	Registered investment companies	1	$27,704,898	None	-

	Private pooled investment vehicles	0	-	-	-

	Other accounts*	0	-	-	-


*
Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

     The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by the same Portfolio Manager on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Portfolio Transactions” below.

     As described above, there is a revenue-based component of each Portfolio Manager’s Performance Bonus and the Portfolio Managers also receive a “Partners Pool” participation or a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce and W. Whitney George receive a bonus based on Royce’s retained pretax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

     Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce, JHC or JHC’s members have an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues or profits are impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured compensation. Notwithstanding the above, the Performance Bonus paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (Royce Value Trust and Royce Micro-Cap Trust) is based, in part, on performance-based fee revenues. Royce Value Trust and Royce Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index. In addition, three other registered investment company accounts, Royce Select Fund I, Royce Select Fund II and Royce Select Fund III, each pay Royce a performance-based fee. As noted above, Jonathan Cohen, the Portfolio Manager of Royce Technology Value Fund, participates in the profits of JHC which are derived, in part, from performance-based fees. Mr. Cohen also serves as the Chief Executive Officer of Technology Investment Capital Corp., a business development company and may receive compensation derived from the performance of that company.

     Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

     Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

     The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund’s shares. RFS has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).


As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of


.75% and a personal service and/or account maintenance fee of .25%) of Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, and Royce Value Plus Fund’s Consultant Classes’ respective average net assets, and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Pennsylvania Mutual Fund’s, Royce Micro-Cap Fund’s, Royce Premier Fund’s, Royce Low-Priced Stock Fund, Royce Total Return Fund’s, Royce Heritage Fund’s, Royce Opportunity Fund’s, Royce Special Equity Fund’s, Royce Value Fund’s, Royce Value Plus Fund’s, Royce Technology Value Fund’s, Royce 100 Fund’s, Royce Discovery Fund’s, Royce Financial Services Fund’s and Royce Dividend Value Fund’s Service Classes’ respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. None of the Funds’ Investment Classes, W Class or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.

     Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

     The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust’s Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

     The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

     The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding shares of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.


     For the fiscal year ended December 31, 2005, RFS received distribution fees from the Funds as follows:

	Net	Distribution
	Distribution	Fees
	Fees	Waived

Pennsylvania Mutual Fund - Consultant Class	$8,066,250	$ 50,168
Pennsylvania Mutual Fund - Service Class	38	-
Royce Micro-Cap Fund - Consultant Class	1,628,944	-
Royce Micro-Cap Fund - Service Class	2,960	-
Royce Premier Fund - Consultant Class	362,494	-
Royce Premier Fund - Financial Intermediary Class	247,429	-
Royce Low-Priced Stock Fund - Investment Class	8,607,235	1,660,352
Royce Total Return Fund - Consultant Class	5,534,206	-
Royce Total Return Fund - Financial Intermediary Class	734,269	-
Royce Heritage Fund - Service Class	52,726	79,089
Royce Heritage Fund - Consultant Class	20,795	-
Royce Opportunity Fund - Service Class	508,707	-
Royce Special Equity Fund - Consultant Class	187,409	-
Royce Special Equity Fund - Financial Intermediary Class	26,364	-
Royce Value Fund - Service Class	79	168,673
Royce Value Plus Fund Service Class	1,360	580,348
Royce Technology Value Fund - Service Class	41,413	32,538
Royce 100 Fund - Service Class	-	29,636
Royce Discovery Fund - Service Class	-	8,273
Royce Financial Services Fund - Service Class	-	3,787
Royce Dividend Value Fund - Service Class	-	6,756


     For the fiscal year ended December 31, 2005, RFS paid Legg Mason Wood Walker, Incorporated, a subsidiary of Legg Mason (“Legg Mason Wood Walker”), on account of distribution, shareholder servicing and/or account maintenance activities relating to the Consultant Classes of the following funds as follows:

Pennsylvania Mutual Fund - Consultant Class	$6,227,887.61
Royce Micro-Cap Fund - Consultant Class	1,488,862.36
Royce Premier Fund - Consultant Class	282,416.43
Royce Total Return Fund - Consultant Class	5,149,805.51
Royce Heritage Fund - Consultant Class	12,353.53
Royce Heritage Fund - Service Class	1,883.45
Royce Special Equity Fund - Consultant Class	174,804.22


     No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement

     Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.


     Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of the date of this Statement of Additional Information, the financial intermediaries that Royce anticipates will receive payments from Royce s own resources include:

Ameriprise Financial Advisors	Horace Mann	Salomon Smith Barney, Inc.
ASI	J.P. Morgan American Century	Schwab Brokerage
Bear Stearns	Jefferson National Life/Inviva	Scott
CDM Retirement Consultant	Merrill Lynch	Security Trust Company
Cigna Annuity Products	Mid-Atlantic Capital Corp.	Sungard Investment Products
Daily Access Corp.	National Investor Services Corp.	Trust Company of America
Edgewood Services	Nationwide Investment Services	USAA Investment Management Group
Emjayco	Ohio National	Wells Fargo Bank
Fidelity Brokerage	Pershing LLC	Vanguard Group
First Trust/Datalynx	PFPC FBO Morningstar
Managed Portfolio
First Trust/TRUSTLynx	Prudential Financial


CUSTODIAN AND TRANSFER AGENT


     State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171. All mutual fund transfer agency, dividend disbursing and shareholder service activities are performed by State Street’s agent, Boston Financial Data Services (“BFDS”), at 330 W. 9th Street, Kansas City, Missouri 64105 and at 2 Heritage Drive, Quincy, MA 02171. For the period October 1, 2005 through April 3, 2006, LM Fund Services, Inc. (“LMFS”), an affiliate of Royce, served as the sub-transfer agent with respect to the Consultant Class Shares of each of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Heritage Fund and Royce Special Equity Fund held by customers of Legg Mason Wood Walker (“LMWW Customers”). In this capacity, LMFS assisted BFDS with shareholder transaction processing and recordkeeping services in connection with the Consultant Class Shares held by LMWW Customers. For these services, LMFS received from BFDS an annual fee, paid monthly, on a per account basis.

     State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

     Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

     In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

     Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

     Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

     Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

     Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.


     From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund s taxable shareholders.


     JHC, the sub-investment adviser for Royce Technology Value Fund, generally places its orders for the Fund’s portfolio through Royce. Although JHC may select the brokers who effect agency transactions for the Fund, it has agreed to follow policies, procedures and practices substantially similar to those of Royce described above when doing so.

     During each of the three years ended December 31, 2003, 2004 and 2005, the Funds paid brokerage commissions as follows:

Fund	2003	2004	2005
Pennsylvania Mutual Fund	$1,948,758	$3,064,803	$3,091,282
Royce Micro-Cap Fund	1,566,538	1,985,356	1,511,352
Royce Premier Fund	1,699,977	2,730,233	2,551,507
Royce Low-Priced Stock Fund	6,640,530	8,969,330	7,197,125
Royce Total Return Fund	2,848,443	3,203,297	3,096,920
Royce Heritage Fund	52,668	200,231	439,990
Royce Opportunity Fund	5,888,706	7,212,255	5,759,706
Royce Special Equity Fund	668,942	726,765	839,770
Royce Value Fund	28,123	81,685	213,449
Royce Value Plus Fund	134,916	622,991	932,070
Royce Technology Value Fund	659,220	946,373	324,443

Fund	2003	2004	2005
Royce 100 Fund*	$4,004	$26,775	$39,894
Royce Discovery Fund**	2,592	18,119	5,034
Royce Financial Services Fund***	-	2,605	825
Royce Dividend Value Fund****	-	2,462	3,496
Royce Select Fund I	41,547	54,578	101,766
Royce Select Fund II*****	-	-	10,483
Royce Select Fund III*****	-	-	1,646

*	For the period from June 30, 2003 (commencement of operations) to December 31, 2003
**	For the period from October 3, 2003 (commencement of Operations) to December 31, 2003
***	Commenced operations on December 31, 2003
****	Commenced operations on May 3, 2004
*****	Commenced operations on June 30, 2005

     During the years ended December 31, 2004 and December 31, 2005, the Funds paid brokerage commissions to Legg Mason Wood Walker as set forth below. During the year ended December 31, 2003, the Funds paid no brokerage commissions to Legg Mason Wood Walker. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.


Fund	2004	2005
Pennsylvania Mutual Fund	$1,189	-
Royce Micro-Cap Fund	31	-
Royce Premier Fund	27,675	$24,660
Royce Low-Priced Stock Fund	2,250	17,519
Royce Total Return Fund	24,193	4,989
Royce Heritage Fund	1,624	-
Royce Opportunity Fund	-	-
Royce Special Equity Fund	-	-
Royce Value Fund	-	-
Royce Value Plus Fund	-	6,468
Royce Technology Value Fund	-	-
Royce 100 Fund	279	364
Royce Discovery Fund	0	-
Royce Financial Services Fund	45	-
Royce Dividend Value Fund*	45	-
Royce Select Fund I	310	-
Royce Select Fund II**	-	-
Royce Select Fund III**	-	-

*	For the period from May 3, 2004 (commencement of operations) to December 31, 2004
**	For the period from June 30, 2005 (commencement of operations to December 31, 2005

     For the year ended December 31, 2005, the brokerage commissions paid to Legg Mason Wood Walker by the Funds represented the following percentages of the Funds’ aggregate brokerage commissions and of the Funds’ aggregate dollar amount of transactions involving the payment of commissions.


	Percentage of	Percentage of
	Aggregate	Aggregate
	Brokerage	Dollar Amount of
	Commissions	Transactions
Fund
Pennsylvania Mutual Fund	-	-
Royce Micro-Cap Fund	-	-
Royce Premier Fund	.97%	1.33%
Royce Low-Priced Stock Fund	.24%	.24%
Royce Total Return Fund	.16%	.07%
Royce Heritage Fund	-	-
Royce Opportunity Fund	-	-
Royce Special Equity Fund	-	-
Royce Value Fund	-	-
Royce Value Plus Fund	.69%	.41%
Royce Technology Value Fund	-	-
Royce 100 Fund	.91%	.38%
Royce Discovery Fund	-	-
Royce Financial Services Fund	-	-
Royce Dividend Value Fund	-	-
Royce Select Fund I	-	-
Royce Select Fund II	-	-
Royce Select Fund III	-	-


     During the years ended December 31, 2003, 2004 and 2005, the Funds did not engage in any principal transactions with Legg Mason Wood Walker. The Funds do not effect any principal transactions with Legg Mason Wood Walker and may engage in brokerage transactions with it only as permitted by SEC rules. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own substantial amounts of Legg Mason common stock.

     During the year ended December 31, 2004, the Funds also paid brokerage commissions to Howard, Weil, Labouisse, Friedrichs Inc. (“Howard Weil”), another subsidiary of Legg Mason, as set forth below. During the years ended December 31, 2003 and December 31, 2005, the Funds paid no brokerage commissions to Howard, Weil, Labouisse, Friedrichs, Inc. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.

Fund	2004
Pennsylvania Mutual Fund	$-
Royce Micro-Cap Fund	-
Royce Premier Fund	6,750
Royce Total Return Fund	5,302
Royce Low-Priced Stock Fund	-
Royce Heritage Fund	-
Royce Opportunity Fund	-


Fund	2004
Royce Special Equity Fund	-
Royce Value Fund	-
Royce Value Plus Fund	-
Royce Technology Value Fund	-
Royce 100 Fund	-
Royce Discovery Fund	-
Royce Financial Services Fund	-
Royce Dividend Value Fund*	-
Royce Select Fund I	-
Royce Select Fund II**	-
Royce Select Fund III**	-

*	For the period from May 3, 2004 (commencement of operations) to December 31, 2004
**	For the period from June 30, 2005 (commencement of operations) to December 31, 2005

     During the years ended December 31, 2003, 2004 and 2005, the Funds did not engage in any principal transactions with Howard Weil. The Funds do not effect any principal transactions with Howard Weil and may engage in brokerage transactions with it only as permitted by SEC rules.

     For the year ended December 31, 2005, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of	Commissions
	Brokerage Transactions	Paid For Such
Fund	Having a Research Component	Transactions
Pennsylvania Mutual Fund	$1,277,511,711	$2,927,753
Royce Micro-Cap Fund	295,298,213	1,404,315
Royce Premier Fund	1,341,422,454	2,477,384
Royce Low-Priced Stock Fund	2,273,410,500	6,994,361
Royce Total Return Fund	1,334,765,833	2,484,584
Royce Heritage Fund	126,485,217	425,213
Royce Opportunity Fund	1,618,911,299	5,495,828
Royce Special Equity Fund	513,660,722	808,454
Royce Value Fund	97,072,086	206,869
Royce Value Plus Fund	272,942,750	898,815
Royce Technology Value Fund	58,073,116	323,443
Royce 100 Fund	14,977,600	37,573
Royce Discovery Fund	102,326	299
Royce Financial Services Fund	395,832	741
Royce Dividend Value Fund	1,630,945	3,275
Royce Select Fund I	32,099,167	95,195
Royce Select Fund II	3,729,872	9,791
Royce Select Fund III	378,345	1,389


     As of December 31, 2005, the aggregate values of the securities of regular broker-dealers purchased by a Fund during the year ended December 31, 2005 were as follows:

Issuer	Fund(s)	Value
State Street Bank & Trust Company	Pennsylvania Mutual Fund	$95,115,000
	Royce Micro-Cap Fund	54,736,000
	Royce Premier Fund	259,803,000
	Royce Low-Priced Stock Fund	192,321,000
	Royce Total Return Fund	208,987,000
	Royce Heritage Fund	8,600,000
	Royce Opportunity Fund	46,432,000
	Royce Special Equity Fund	35,161,000
	Royce Value Fund	10,544,000
	Royce Value Plus Fund	25,341,000
	Royce Technology Value Fund	3,921,000
	Royce 100 Fund	1,372,000
	Royce Discovery Fund	354,000
	Royce Financial Services Fund	90,000
	Royce Dividend Value Fund	220,000

Lehman Brothers	Pennsylvania Mutual Fund	125,000,000
	Royce Micro-Cap Fund	30,000,000
	Royce Premier Fund	240,000,000
	Royce Low-Priced Stock Fund	160,000,000
	Royce Total Return Fund	200,000,000
	Royce Opportunity Fund	50,000,000

E*TRADE Financial	Pennsylvania Mutual Fund	7,154,980

Merrill Lynch & Co.	Royce Total Return Fund	4,503,400

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CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

     Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

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     As of February 28, 2006, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $118 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $8 million.

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     JHC has adopted a Code of Ethics that contains standards and procedures for regulating personal securities transactions of its members, managers, officers and employees.

PROXY VOTING POLICIES AND PROCEDURES

     Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Trustees of the Funds has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

     Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

     In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Funds has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

     It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund’s Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

     No earlier than the first week of the second month of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds’ website. Such disclosure will remain accessible on the Funds’ website until the posting of the next quarter-end portfolio holdings schedules. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds’ website www.roycefunds.com. Finally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q as of the close of the Funds’ first and third quarters of the fiscal years. The Funds’ Form N-Q filings are available on both the Funds’ website and on the website of the Securities and Exchange Commission at http://www.sec.gov.

     All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

     From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if 1) more current information is necessary in order for the third party to complete its task and 2) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Fund’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

     At the present time, the Funds have ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

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State Street Bank and Trust Company - Information is provided daily with no time lag.
PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.
Sidley Austin, LLP - Information is provided with Board materials with a time lag of less than 1 week to ten weeks, and may be provided at other times as needed.
Institutional Shareholder Services - Information is provided weekly with no time lag.
Automated Data Processing Corporation - Information is provided daily with no time lag.
Allied Printing Services, Inc. - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Liebowitz Communications - Information is generally provided with a time lag of two weeks but may be provided with no time lag.

     Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreements with the broker-dealers. Also, the Funds’ Board of Trustees, officers and certain Fund and Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

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     Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if it could in Royce’s judgment be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

     General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to this Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

     Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940).

     Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-Q, Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Fund’s Chief Compliance Officer will report to the Fund’s Board of Trustees on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

     The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

     The purchase and redemption price of each Fund’s shares is based on the Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectuses.

     As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

     Conditions may arise in the future which would, in the judgment of the Trust’s Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust’s net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund’s net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION

     Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     The Internal Revenue Service (the “IRS”) will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to “pass through” such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

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     If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules.

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     Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by a Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Distributions

     The following discussions are limited to the U.S. federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. federal income tax purposes, is (i) a citizen or resident (as defined in the Code) of the United States, (ii) a corporation (or entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of source, or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

     For Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. For taxable years beginning before January 1, 2009, distributions of “qualified dividend income” to non-corporate shareholders are taxable at a maximum rate of 15% (5% for 10% and 15% rate taxpayers). A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that the Fund satisfies certain holding period requirements with respect to the security paying the dividend. In addition, the non-corporate shareholder must also satisfy certain holding period requirements with respect to its Fund shares in order to qualify for these preferential rates. For U.S. corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income, provided the shareholder satisfies certain holding period requirements with respect to its Fund shares. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder’s alternative minimum taxable income.)

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. Such long-term capital gains are generally taxed at a maximum marginal Federal income tax rate of 15% (5% for 10% and 15% rate taxpayers).

     Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder’s basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

     A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Trust will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made by a Fund during each calendar year.

Back-up Withholding/Withholding Tax

     Under the Code, certain non-corporate shareholders who are United States persons may be subject to back-up withholding at the rate of 28% on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

     At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

* * *

     The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

     Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

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Royce Heritage Fund

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     Gift Taxes

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     An investment in Royce Heritage Fund though a GiftShare trust account may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

     If the Donor selects the Withdrawal Option, the entire amount of the gift will be a “present interest” that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $12,000) to the same individual during that year, (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as “split gifts” (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

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     If the Donor selects the Accumulation Option, the entire amount of the gift will be a “future interest” for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

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     No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $1,000,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. All gifts of Fund shares may qualify for “gift splitting” with the Donor’s spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

     The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

     Generation-Skipping Transfer Taxes

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     If the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax (“GST tax”). These gifts will now be protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her GST tax exemption (currently, $2,000,000 for 2006 and increasing in uneven stages to $3,500,000 in 2009) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 46% in 2006 and 45% in 2007 - 2009). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it will also be protected from GST tax. See “Gift Taxes” above.

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     Donors of Fund shares should be aware that contributions after 2009 may be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

     Income Taxes

     The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the “owner” of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the “owner” of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal

Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust’s ordinary income and short-term capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively).

     Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

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     If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 35%), but at a much lower taxable income level (for 2006, $10,050) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 15%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

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     When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

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     Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Heritage Fund.

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DESCRIPTION OF THE TRUST

Trust Organization

     The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the “Predecessor”), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of its Board of Trustees.

     The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Eleven Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

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     Royce Premier and Royce Total Return Fund offer five classes of shares, a Service Class, an Investment Class, a W Class, an Institutional Class, and Consultant Class; Royce Opportunity Fund and Royce Special Equity Fund offer four classes of shares, a Service Class, an Investment Class, an Institutional Class and a Consultant Class; Pennsylvania Mutual Fund and Royce Micro-Cap Fund offer three classes of shares, a Service Class, an Investment Class, and a Consultant Class; Royce Heritage Fund, Royce Value Fund and Royce Value Plus Fund offer three classes of shares, a Service Class, an Institutional Class a Consultant Class; and Royce Low-Priced Stock Fund and Royce 100 Fund offer two classes of shares, an Institutional Class and a Service Class. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights.

     Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund.


     On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders.

     Each of the Trustees currently in office was elected by the Trust’s shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.


     The trustee of the Royce Heritage Fund trusts will send notices of meetings of Royce Heritage Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Heritage Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Heritage Fund shares for which proxies are returned.

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     Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

     Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of

Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

     The Funds’ performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund’s share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund’s shares when redeemed may be more or less than their original cost.

Total Return Calculations

     Total returns quoted reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund’s net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual total returns, a Fund’s cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

     The following table shows certain of the Funds’ total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds’ total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor’s 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds’ total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds’ total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

	Period Ended
Fund	December 31, 2005	Russell 2000	S&P 500

Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	12.50%	4.55%	4.93%
5 Year Average Annual Total Return	15.32	8.22	0.56
10 Year Average Annual Total Return	14.15	9.26	9.08

Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	11.32%	4.55%	4.93%
5 Year Annual Average Total Return	14.22	8.22	0.56
Average Annual Total Return since 6-17-97	12.72	7.87	5.59
(commencement of sale of Consultant Class shares)

	Period Ended
Fund	December 31, 2005	Russell 2000	S&P 500

Pennsylvania Mutual Fund (Service Class)
Cumulative Total Return since 11-8-05	4.27%	2.81%	2.73%
(commencement of operations)

Royce Micro-Cap Fund (Investment Class)
1 Year Total Return	11.50%	4.55%	4.93%
5 Year Average Annual Total Return	16.00	8.22	0.56
10 Year Average Annual Total Return	14.52	9.26	9.08

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	10.37%	4.55%	4.93%
5 Year Average Annual Total Return	14.89	8.22	0.56
Average Annual Total Return since 5-1-98	15.04	5.70	2.99
(commencement of sale of Consultant Class shares)

Royce Micro-Cap Fund (Service Class)
1 Year Total Return	11.39%	4.55%	4.93%
Average Annual Total Return since 8-30-02	22.38	19.15	11.69
(commencement of operations)

Royce Premier Fund (Investment Class)
1 Year Total Return	17.07%	4.55%	4.93%
5 Year Average Annual Total Return	15.06	8.22	0.56
10 Year Average Annual Total Return	14.67	9.26	9.08

Royce Premier Fund (Service Class)
1 Year Total Return	16.86%	4.55%	4.93%
Average Annual Total Return since 9-3-02	23.81	20.32	13.17
(commencement of operations)

Royce Premier Fund (Institutional Class)
1 Year Total Return	17.17%	4.55%	4.93%
Average Annual Total Return since 9-17-02	23.78	20.54	13.48
(commencement of operations)

	Period Ended
Fund	December 31, 2005	Russell 2000	S&P 500

Royce Premier Fund (Consultant Class)
1 Year Total Return	15.88%	4.55%	4.93%
Average annual Total Return Since 6-2-03	23.55	19.01	12.37
(commencement of operations)

Royce Premier Fund (W Class)
Average Annual Total Return Since 5-19-05	23.25%	11.12%	5.99%
(commencement of operations)

Royce Low-Priced Stock Fund (Service Class)
1 Year Total Return	9.66%	4.55%	4.93%
5 Year Average Annual Total Return	13.45	8.22	0.56
10 Year Average Annual Total Return	16.33	9.26	9.08

Royce Total Return Fund (Investment Class)
1 Year Total Return	8.23%	4.55%	4.93%
5 Year Average Annual Total Return	13.30	8.22	0.56
10 Year Average Annual Total Return	13.92	9.26	9.08

Royce Total Return Fund (Consultant Class)
1 Year Total Return	7.18%	4.55%	4.93%
Average annual Total Return since 10-16-01	13.69	12.36	4.91
(commencement of Operations)

Royce Total Return Fund (Service Class)
1 Year Total Return	8.07%	4.55%	4.93%
Average Annual Total Return since 1-3-02	12.52	9.33	3.53
(commencement of operations)

Royce Total Return Fund (Institutional Class)
1 Year Total Return	8.31%	4.55%	4.93%
Average Annual Total Return since 3-4-03	22.17	26.70	17.99
(commencement of operations)

Royce Total Return Fund (W Class)
Average Annual Total Return since 5-19-05	10.68%	11.12%	5.99
(commencement of operations)

Royce Heritage Fund (Service Class)
1 Year Total Return	6.57%*	4.55%	4.93%
5 Year Average Annual Total Return	12.04	8.22	0.56
10 Year Average Annual Total Return	18.12	9.26	9.08

*	Net of redemption fee (8.74% before fee)

	Period Ended
Fund	December 31, 2005	Russell 2000	S&P 500

Royce Heritage Fund (Consultant Class)
1 Year Total Return	7.70%**	4.55%	4.93%
Average Annual Total Return since 12-7-01	9.35	9.98	3.64
(commencement of sale of Consultant Class shares)

Royce Opportunity Fund (Investment Class)
1 Year Total Return	4.76%	4.55%	4.93%
5 Year Average Annual Total Return	15.69	8.22	0.56
Average Annual Total Return since 11-19-96	17.59	8.93	7.54
(commencement of operations)

Royce Opportunity Fund (Service Class)
1 Year Total Return	4.66%	4.55%	4.93%
5 Year Total Return	15.45	8.22	0.56
Average Annual Total Return since 5-22-00	14.83	7.93	-0.44
(commencement of operations)

Royce Opportunity Fund (Institutional Class)
1 Year Total Return	4.90%	4.55%	4.93%
Average Annual Total Return since 12-12-01	16.12	10.34	4.13
(commencement of operations)

Royce Special Equity Fund (Investment Class)
1 Year Total Return	-0.99%	4.55%	4.93%
5 Year Average Annual Total Return	16.77	8.22	0.56
Average Annual Total Return since 5-1-98	10.32	5.70	2.99
(commencement of operations)

Royce Special Equity Fund (Consultant Class)
1 Year Total Return	-2.16%	4.55%	4.93%
Average annual Total Return since 6-2-03	11.40	19.01	12.37
(commencement of operations)

Royce Special Equity Fund (Institutional Class)
1 Year Total Return	-0.93%	4.55%	4.93%
Average Annual Total Return since 7-25-03	10.23	17.34	11.57
(commencement of operations)

**	Net of redemption fee (7.70% before fee)

	Period Ended
Fund	December 31, 2005	Russell 2000	S&P 500

Royce Special Equity Fund (Service Class)
1 Year Total Return	-1.23%	4.55%	4.93%
Average Annual Total Return since 10-2-03	10.23	15.13	11.35
(commencement of operations)

Royce Value Fund (Service Class)
1 Year Total Return	17.23%	4.55%	4.93%
Average Annual Total Return since 6-14-01	18.44	8.34	2.24
(commencement of operations)

Royce Value Plus Fund (Service Class)
1 Year Total Return	13.20%	4.55%	4.93%
Average Annual Total Return since 6-14-01	24.43	8.34	2.24
(commencement of operations)

Royce Technology Value Fund (Service Class)
1 Year Total Return	-1.82%	4.55%	4.93%
Average Annual Total Return since 12-31-01	10.01	9.70	3.92
(commencement of operations)

Royce 100 Fund (Service Class)
1 Year Total Return	14.89	4.55%	4.93%
Average Annual Total Return since 6-30-03	21.15	18.96	12.40
(commencement of operations)

Royce Discovery Fund (Service Class)
1 Year Total Return	7.60	4.55%	4.93%
Average Annual Total Return since 10-3-03	15.80	14.24	10.90
(commencement of operations)

Royce Financial Services Fund (Service Class)
1 Year Total Return	12.23%	4.55%	4.93%
Average Annual Total Return since 12-31-03	13.62	11.21	7.85
(commencement of operations)

Royce Dividend Value Fund (Service Class)
1 Year Total Return	7.31%	4.55%	4.93%
Average Annual Total Return since 5-3-04	12.29	12.40	8.85
(commencement of operations)

	Period Ended
Fund	December 31, 2005		Russell 2000	S&P 500

Royce Select Fund I (Investment Class)
1 Year Total Return	8.67	%***	4.55%	4.93%
5 Year Average Annual Total Return	15.52		8.22	0.56
Average Annual Total Return since 11-18-98	19.01		9.28	2.79
(commencement of operations)

Royce Select Fund II (Investment Class)
Cumulative Total Return since 6-30-05	4.96	%****	5.88%	11.86%
(commencement of operations)

Royce Select Fund III (Investment Class)
Cumulative Total Return since 6-30-05	15.35	%*****	5.88%	11.86%
(commencement of operations)

***	Net of redemption fee (10.87% before fee)
****	Net of redemption fee (7.10% before fee)
******	Net of redemption fee (17.70% before fee)

     During the applicable period ended December 31, 2005, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Value of
Fund/Period Commencement Date	Hypothetical Investment at December 31, 2005*
Pennsylvania Mutual Fund (12-31-80)	$269,872
Royce Micro-Cap Fund (12-31-91)	76,574
Royce Premier Fund (12-31-91)	65,953
Royce Low-Priced Stock Fund (12-15-93)	57,405
Royce Total Return Fund (12-15-93)	49,097
Royce Heritage Fund (12-27-95)	52,966
Royce Opportunity Fund (11-19-96)	43,827
Royce Special Equity Fund (5-1-98)	21,255
Royce Value Fund (6-14-01)	21,597
Royce Value Plus Fund (6-14-01)	27,033
Royce Technology Value Fund (12-31-01)	14,652
Royce 100 Fund (6-30-03)	16,177
Royce Discovery Fund (10-3-03)	13,903
Royce Financial Services Fund (12-31-03)	12,915
Royce Dividend Value Fund (5-3-04)	12,145
Royce Select Fund I (11-18-98)	34,545
Royce Select Fund II (6-30-05)	10,710
Royce Select Fund III (6-30-05)	11,770


*	Represents Investment Class results.

     The Funds’ performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of registered investment companies. The Funds’ rankings by Lipper for the one year period ended December 31, 2005, were:

Fund	Lipper Ranking*

Pennsylvania Mutual Fund	66 out of 637 small-cap core funds
Royce Micro-Cap Fund	86 out of 637 small-cap core funds
Royce Premier Fund	17 out of 637 small-cap core funds
Royce Low-Priced Stock Fund	134 out of 637 small-cap core funds
Royce Total Return Fund	204 out of 637 small-cap core funds
Royce Heritage Fund	179 out of 637 small-cap core funds
Royce Opportunity Fund	168 out of 249 small-cap value funds
Royce Special Equity Fund	232 out of 249 small-cap value funds
Royce Value Fund	13 out of 637 small-cap core funds
Royce Value Plus Fund	54 out of 637 small-cap core funds
Royce Technology Value Fund	263 out of 284 specialty, science & technology funds
Royce 100 Fund	29 out of 637 small-cap core funds
Royce Discovery Fund	243 out of 637 small-cap core funds
Royce Dividend Value Fund	55 out of 217 equity income* funds
Royce Select Fund I	100 out of 637 small-cap core funds

*	Represents Investment Class results.

     Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

     The Lipper General Equity Funds Average can be used to show how the Funds’ performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2005, the average included 2,149 large-cap funds, 1,956 multi-cap funds, 1,181 mid-cap funds, 1,489 small-cap funds, 172 S&P 500 funds, 231 equity income funds and 142 specialty equity funds.

     Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds’ performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S.

Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2005, DFA U.S. Micro-Cap Fund contained approximately 3,031 stocks, with a weighted average market capitalization of about $913 million.

     The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index’s performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2005, the weighted mean market value of a company in this Index was approximately $880 million.

     The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago’s Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

     Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

     From time to time, in reports and promotional literature, the Funds’ performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER’s, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON’s, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET

JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

     Morningstar, Inc.’s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2005, the average Sharpe Ratio for the 7,883 domestic equity funds rated by Morningstar with a three-year history was 1.28 and the average score for the 1,289 small company objective funds rated by Morningstar with a three-year history was 1.28. For the three years ended December 31, 2005, the scores for the Funds with a three-year history, and their ranks within Morningstar’s equity funds category and its small company category were as follows:

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds
Pennsylvania Mutual	1.6	10%	14%
(Investment Class)

Micro-Cap	1.43	25%	31%
(Investment Class)

Premier	1.77	3%	3%
(Investment Class)

Low-Priced Stock	1.24	52%	60%
(Investment Class)

Total Return	1.51	16%	21%
(Investment Class)

Trust & GiftShares	1.38	31%	39%
(Investment Class)

Royce Opportunity	1.37	32%	40%
(Investment Class)

Royce Special Equity	0.99	82%	83%
(Investment Class)

Royce Value Fund	2.21	1%	1%
(Investment Class)

Royce Value Plus Fund	1.89	1%	1%
(Investment Class)

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds
Royce Technology	0.81	93%	N/A
Value Fund
(Investment Class)

Royce Select Fund I	1.73	4%	4%
(Investment Class)


*	Represents a Fund’s ranking within Morningstar category with 1 percentile representing the lowest risk score and 100 percentile representing the highest risk score.

     Morningstar also ranks Funds within each of its categories according to their relative total return performance and Fund advertisements and sales material may reference these rankings. The Funds’ performances may also be compared to those of other compilations or indices.

     Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

     The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

     Quantitative measures of “total risk,” which quantify the total variability of a portfolio’s returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen’s Alpha and Morningstar’s star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund’s historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund’s average monthly total return, the fund’s monthly total returns have been over the prior period.

     Return Efficiency. This is a measure of a fund’s risk adjusted return and is calculated by dividing a fund’s average annual total return by its annualized standard deviation over a designated time period.

     Beta. Beta measures the sensitivity of a security’s or portfolio’s returns to the market’s returns. It measures the relationship between a fund’s excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market’s beta is by definition equal to 1. Portfolios with betas greater than 1 have experienced returns with greater correlation to the overall market, and portfolios with betas less than 1 have experienced returns with less correlation to the overall market.

     Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund’s average return in excess of the risk-free rate of return (“average excess return”) to the standard deviation of the fund’s excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

     Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund’s average excess return to the fund’s beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     Jensen’s Alpha. This is the difference between a fund’s actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen’s Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds’ three-, five- and ten-year average annual returns (when available). Funds’ returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

     None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund’s performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

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EXHIBIT A

June 5, 2003
As amended on April 14, 2005
and February 28, 2006

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds (the Boards have delegated all proxy voting decisions to Royce, and in the case of Royce Technology Value Fund, to JHC Capital Management subject to these policies and procedures.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration or his designee is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non- “regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
        From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when

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another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration or his designee and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration or his designee maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration or his designee allowing such differing votes. The Head of Administration or his designee performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or his designee will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts

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to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration or his designee develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

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SCHEDULE FOR COMPUTATION OF
PERFORMANCE QUOTATIONS PROVIDED IN ITEM 21

This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the “Annual Total Return” and the “Average Annual Total Return” percentages set forth in this Registration Statement in response to Item 21 to the following total return formula:

P(1+T) [n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Premier Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1707)[1] = $1,171 ERV

(b)	5 Year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1506)[5] = $2,017 ERV

(c)	ERV of a $1,000 investment for the ten (10) year period ended December 31, 2005:

$1,000 (1+.1467)[10] = $3,932 ERV

Royce Premier Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

1 year = 1,000 (1+.1717)[1]= $1,172

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on September 17, 2002 through December 31, 2005:

$1,000 (1+.2378)3.2904 = $2,018 ERV

Royce Premier Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

1 year = 1,000 (1+.1686)[1]= $1,169

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on September 3, 2002 through December 31, 2005:

$1,000 (1+.2381)3.3288 = $2,036 ERV

Royce Premier Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

1 year = 1,000 (1+.1588)[1]= $1,159

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on June 2, 2003 through December 31, 2005:

$1,000 (1+.2355)2.5836 = $1,727 ERV

Royce Premier Fund (W Class)

(a)	ERV of a $1,000 investment for the period from the Fund’s inception on May 19, 2005 through December 31, 2005:

$1,000 (1+.4016)0.6192 = $1,233 ERV

Royce Micro-Cap Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1150)[1] = $1,115 ERV
(b)	5 Year ERV of a $1,000 investment for the five year ended December 31, 2005:

$1,000 (1+.1600)[5] = $2,100 ERV

(c)	ERV of a $1,000 investment for the ten (10) year period ended December 31, 2005:

$1,000 (1+.1452)[10] = $3,880 ERV

Royce Micro-Cap Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1037)[1] = $1,104 ERV

(b)	5 Year ERV of a $1,000 investment for the five year ended December 31, 2005:

1,000 (1+.1489)[5] = $2,002 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 1, 1998 through December 31, 2005:

$1,000 (1+.1099)7.6740 = $2,226 ERV

Royce Micro-Cap Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1139)[1] = $1,114 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on August 30, 2002 through December 31, 2005:

$1,000 (1+.2238)3.3397 = $1,963 ERV

Royce Low-Priced Stock Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0966)[1] = $1,097 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2005:

$1,000 (1+.1345)[5] = $1,879 ERV

(c)	ERV of a $1,000 investment for the 10-year period ended December 31, 2005:

$1,000 (1+.1633)[10] = $4,540 ERV

Royce Total Return Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0823)[1] = $1,082 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2005:

$1,000 (1+.1330)[5] = $1,867 ERV

(c)	ERV of a $1,000 investment for the 10-year period ended December 31, 2005:

$1,000 (1+.1392)[10] = $3,682 ERV

Royce Total Return Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0718)[1] = $1,072 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on October 16, 2001 through December 31, 2005:

$1,000 (1+.1369)4.2110 = $1,716 ERV

Royce Total Return Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0807)[1] = $1,081 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on January 3, 2003 through December 31, 2005:

$1,000 (1+.1252)3.9945 = $1,602 ERV

Royce Total Return Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0831)[1] = $1,083 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on March 4, 2003 through December 31, 2005:

$1,000 (1+.2217)2.8301 = $1,763 ERV

Royce Total Return Fund (W Class)

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on May 19, 2005 through December 31, 2005:

$1,000 (1+.1781)0.6192 = $1,107 ERV

Pennsylvania Mutual Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1250)[1] = $1,125 ERV

(b)	5 Year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1532)[5] = $2,039 ERV

(c)	10 Year ERV of a $1,000 investment for the ten (10) year period ended December 31, 2005:

$1,000 (1+.1415)[10] = $3,756 ERV

Pennsylvania Mutual Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1132)[1] = $1,113 ERV

(b)	5 Year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1422)[5] = $1,944 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on June 17, 1997 through December 31, 2005:

$1,000 (1+.1272)8.5452 = $2,782 ERV

Pennsylvania Mutual Fund (Service Class)

(a)	ERV of a $1,000 investment for the period from the Fund’s inception on November 8, 2005 through December 31, 2005:

$1,000 (1+.5241)0.1452 = $1,063 ERV

Royce Heritage Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0874)[1] = $1,087 ERV

(b)	5 Year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1204)[5] = $1,766 ERV

(c)	10 Year ERV of a $1,000 investment for the ten (10) year period ended December 31, 2005:

$1,000 (1+.1812)[10] = $5,287 ERV

Royce Heritage Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0770)[1] = $1,077 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on December 7, 2001 through December 31, 2005:

$1,000 (1+.9.35)4.0685 = $1,439 ERV

Royce Opportunity Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0476)[1] = $1,048 ERV

(b)	5 year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:
$1,000 (1+.1569)[5] = $2,072 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on November 19, 1996 through December 31, 2005:

$1,000 (1+.1759)9.1205 = $4,383 ERV

Royce Opportunity Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0466)[1] = $1,047 ERV

(b)	5 year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1545)[5] = $2,051 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 22, 2000 through December 31, 2005:

$1,000 (1+.1483)5.6137 = $2,174 ERV

Royce Opportunity Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0490)[1] = $1,049 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on December 12, 2001 through December 31, 2005:

1,000 (1+.1612)4.0548 = $1,833 ERV

Royce Special Equity Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1-0099)[1] = $990 ERV

(b)	5 year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1677)[5] = $2,171 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 1, 1998 through December 31, 2005:

$1,000 (1+.1032)7.6740 = $2,126 ERV

Royce Special Equity Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1-0216)[1] = $978 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on June 2, 2003 through December 31, 2005:

$1,000 (1+.1140)2.5836 = $1,322 ERV

Royce Special Equity Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1-0093)[1] = $991 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on July 25, 2003 through December 31, 2005:

$1,000 (1+.1136)2.4384 = $1,300 ERV

Royce Special Equity Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1-0123)[1] = $988 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on October 2, 2003 through December 31, 2005:

$1,000 (1+.1023)2.2493 = $1,245 ERV

Royce Select Fund I (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1087)[1] = $1,109 ERV

(b)	5 year ERV of a $1,000 investment for the five (5) year period ended December 31, 2005:

$1,000 (1+.1552)[5] = $2,057 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on November 18, 1998 through December 31, 2005:

$1,000 (1+.1901)7.1233 = $3,454 ERV

Royce Value Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1723)[1] = $1,172 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on June 14, 2001 through December 31, 2005:

$1,000 (1+.1844)4.5507 = $2,160 ERV

Royce Value Plus Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1320)[1] = $1,132 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on June 14, 2001 through December 31, 2005:

$1,000 (1+.2443)4.5507 = $2,703 ERV

Royce Technology Value Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1-0182)[1] = $982 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on December 31, 2001 through December 31, 2005:

$1,000 (1+.1001)4.0027 = $1,465 ERV

Royce 100 Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1489)[1] = $1,149 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on June 30, 2003 through December 31, 2005:

$1,000 (1+.2115)2.5068 = $1,618 ERV

Royce Discovery Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0760)[1] = $1,076 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on October 3, 2003 through December 31, 2005:

$1,000 (1+.1580)2.2466 = $1,390 ERV

Royce Financial Services Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.1223)[1] = $1,122 ERV

(b)	ERV of a $1,000 investment for the period from the Fund’s inception on December 31, 2003 through December 31, 2005:

$1,000 (1+.1362)2.0027 = $1,292 ERV

Royce Dividend Value Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2005:

$1,000 (1+.0731)[1] = $1,073 ERV

(a)	ERV of a $1,000 investment for the period from the Fund’s inception on May 3, 2004 through December 31, 2005:

$1,000 (1+.1229)1.6630 = $1,213 ERV

Royce Select Fund II (Investment Class)

(a)	ERV of a $1,000 investment for the period from the Fund’s inception on June 30, 2005 through December 31, 2005:

$1,000 (1+.1458)0.5041 = $1,071 ERV

Royce Select Fund III (Investment Class)

(a)	ERV of a $1,000 investment for the period from the Fund’s inception on June 30, 2005 through December 31, 2005:

$1,000 (1+.3817)0.5041 = $1,177 ERV
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PART C - OTHER INFORMATION

Item 23.		Exhibits:

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The exhibits required by Items (a) through (i) and (k) through (o), to the extent applicable to the Registrant, have been filed with Registrant’s initial Registration Statement (No. 2-80348) and Post-Effective Amendment Nos. 4, 5, 6, 8, 9, 11, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 38, 40, 41, 42, 43, 46, 47, 48, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62, 63, 64, 66, 67, 68, 69, 70, 71, 72, 73 and 74 thereto and, with respect to Pennsylvania Mutual Fund, its initial Registration Statement (No. 2-19995) and Post-Effective Amendment Nos. 43, 45, 46, 47, 48, 49, 51, 52, 53, 56, 58, 59, 60, 61, 62 63, 64, 65, 66, 67, 68, 69, 70, 71, 72, 73, 74, 75 and 76 are incorporated by reference herein.

	(j)	Consent of PricewaterhouseCoopers LLP, dated April 24, 2006.

	(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended as of February 28, 2006.

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Item 24.		Persons Controlled by or Under Common Control With Registrant

There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 25.		Indemnification

	(a)	Article IX of the Trust Instrument of the Registrant provides as follows:

“ARTICLE IX
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.   Limitation of Liability.   All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any other Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officers of the trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

INDEMNIFICATION

Section 2.

(a)     Subject to the exceptions and limitations contained in Section 2(b) below:

                                (i)       Every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                                  (ii)      The words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                      (b)       No indemnification shall be provided hereunder to a Covered Person:

                                  (i)      Who shall, in respect of the matter or matters involved, adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

                                  (ii)      In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                                           (A)      By the court or other body approving the settlement;

                                             (B)      By a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                                             (C)      By written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry).

                      (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

                      (d)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.”

                      (b)(1)    Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Royce & Associates provides as follows:

                                    “8.     Protection of the Adviser.   The Adviser (or any sub-investment adviser as may be applicable) shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

                    Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the

                    Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.”

                    (b)(2)    Paragraph 7 of the Investment Subadvisory Agreement between Royce & Associates and JHC Capital Management, LLC provides as follows:

                                   “7.    Liability and Indemnification.

(a)
The Subadviser shall not be liable to the Adviser for any action taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series, and the Adviser shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series. Notwithstanding the preceding sentence of this Section 7(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Subadviser against or entitle or be deemed to entitle the Subadviser to indemnification in respect of, any liability to the Series or its security holders or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

(b)
The Adviser shall not be liable to the Subadviser for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Series, and the Subadviser shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series to the extent that any such action or omission by the Subadviser involves willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under this Agreement.

(c)
The Subadviser shall indemnify each of the Adviser and the Series and hold each of them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser or the Series in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any actual or alleged untrue statement of a material fact contained in the Prospectus and/or SAI, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Series or the actual or alleged omission to state therein a material fact known or that should have been known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Subadviser for use therein.

(d)
The Adviser shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any actual or alleged untrue statement of a material fact contained in the Prospectus and/or SAI, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Series or the actual or alleged omission to state therein a material fact known or that should have been known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Subadviser for use therein.

                    (c)    Paragraph 9 of the Distribution Agreement made October 1, 2001 by and between the Registrant and Royce Fund Services, Inc. provides as follows:

                                   “9.    Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

                    Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion.”

                    (d)    The Fund, its officers and directors, R&A, JHC Capital Management, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $20,000,000, with a deductible amount of $400,000.

Item 26.         Business and Other Connections of Investment Advisers

                             Reference is made to the filings on Schedule D to the Form ADV, as amended, of each of Royce & Associates and JHC Capital Management, LLC for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 27.         Principal Underwriters

                              Royce Fund Services, Inc. is the Registrant’s principal underwriter in connection with the sale of shares of the Registrant. The following are the directors and officers of Royce Fund Services, Inc., the principal place of business of which is 1414 Avenue of the Americas, New York, New York 10019.

	Positions and Offices	Positions and Offices
Name	with Underwriter	with Fund

Charles M. Royce	Director, Secretary	President
John D. Diederich	President	Director of Administration, Vice President
Jack E. Fockler, Jr.	Vice President	Vice President

Item 28.         Location of Accounts and Records

                             The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

The Royce Fund
1414 Avenue of the Americas
10th Floor
New York, New York 10019

State Street Bank and Trust Company
1776 Heritage Drive
John Adams Bldg., 2 North
North Quincy, Massachusetts 02171

Item 29.        Management Services

                             State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), provides certain management-related services to the Registrant pursuant to a Custodian Contract made as of December 31, 1985 between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, has contracted with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and to assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services are rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

                             Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for each of the three (3) fiscal years ended December 31:

2005	$2,899,451
2004	$2,564,904
2003	$1,672,174

Item 30.        Undertakings

                             None.

SIGNATURES

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     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of April, 2006.

     The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than on listed in paragraph (b)(1) of such Rule or one for which the commission approved a filing under paragraph (b)(1)(ix) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant’s Registration Statement; (ii) the effective date of the Registrant’s most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

                             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles M. Royce	President and Trustee	4/21/2006
Charles M. Royce

/s/ Donald R. Dwight	Trustee	4/21/2006
Donald R. Dwight

/s/ Mark R. Fetting	Trustee	4/21/2006
Mark R. Fetting

/s/ Richard M. Galkin	Trustee	4/21/2006
Richard M. Galkin

/s/ Stephen L. Isaacs	Trustee	4/21/2006
Stephen L. Isaacs

/s/ William L. Koke	Trustee	4/21/2006
William L. Koke

/s/ Arthur S. Mehlman	Trustee	4/21/2006
Arthur S. Mehlman

/s/ David L. Meister	Trustee	4/21/2006
David L. Meister

/s/ G. Peter O’Brien	Trustee	4/21/2006
G. Peter O’Brien

NOTICE

                             A copy of the Declaration of Trust of The Royce Fund is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.